SEC. File Nos. 033-32785

811-05888

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 68

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 71

SMALLCAP WORLD FUND, INC.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive
Irvine, California 92618-4518

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

Julie E. Lawton, Secretary

SMALLCAP World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

Dechert LLP

45 Fremont Street, 26th Floor

San Francisco, California 94105-2223

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing become effective on December 1, 2025, pursuant to paragraph (b) of Rule 485.

SMALLCAP World Fund® Prospectus December 1, 2025

Class	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1
	SMCWX	SCWCX	TSFFX	SCWFX	SMCFX	SFCWX	CSPAX	CSPCX	CSPEX	TWSFX	CSPFX
Class	529-F-2	529-F-3	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	FSWFX	FSFWX	RSLAX	RSLBX	RSEBX	RSLCX	RSLEX	RSLDX	RSLFX	RLLGX

Table of contents

Investment objective	1
Fees and expenses of the fund	1
Principal investment strategies	3
Principal risks	4
Investment results	6
Management	8
Purchase and sale of fund shares	9
Tax information	9
Payments to broker-dealers and other financial intermediaries	9
Investment objective, strategies and risks	10
Management and organization	15
Shareholder information	19
Purchase, exchange and sale of shares	20
How to sell shares	25
Distributions and taxes	29
Choosing a share class	30
Sales charges	32
Sales charge reductions and waivers	36
Rollovers from retirement plans to IRAs	43
Plans of distribution	44
Other compensation to dealers	45
Fund expenses	47
Financial highlights	49
Appendix	55

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment objective The fund’s investment objective is to provide you with long-term growth of capital.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2, F-3, 529-F-2 or 529-F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds, Capital Group KKR Public-Private+ Funds, and/or Emerging Markets Equities Fund, Inc. (collectively “Capital Group Funds”) ($250,000 for Class 529-A shares). More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 36 of the prospectus and on page 79 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	529-A	C and 529-C	529-E	T and 529-T	All F and 529-F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	3.50%	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00*	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none	none

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Annual fund operating expenses (expenses that you pay each year as a percentage of the net asset value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25	0.99	0.25	0.24	none	none	0.22
Other expenses	0.18	0.18	0.16	0.23	0.16	0.05	0.22
Total annual fund operating expenses	1.03	1.77	1.01	1.07	0.76	0.65	1.04

Share class:	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.98	0.49	0.25	0.25	none	none	1.00
Other expenses	0.23	0.16	0.22	0.28	0.16	0.10	0.14
Total annual fund operating expenses	1.81	1.25	1.07	1.13	0.76	0.70	1.74

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.75	0.60	0.50	0.25	none	none	none
Other expenses	0.39	0.25	0.20	0.15	0.20	0.10	0.05
Total annual fund operating expenses	1.74	1.45	1.30	1.00	0.80	0.70	0.65

*  A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

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Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3, 529-F-2 or 529-F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
1 year	$674	$280	$350	$109	$78	$66	$452	$284	$127	$356	$115	$78	$72	$177
3 years	884	557	564	340	243	208	669	569	397	582	359	243	224	548
5 years	1,111	959	794	590	422	362	904	980	686	825	622	422	390	944
10 years	1,762	1,889	1,455	1,306	942	810	1,577	1,652	1,511	1,523	1,375	942	871	2,052

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$177	$148	$132	$102	$82	$72	$66		1 year	$180	$184
3 years	548	459	412	318	255	224	208		3 years	557	569
5 years	944	792	713	552	444	390	362		5 years	959	980
10 years	2,052	1,735	1,568	1,225	990	871	810		10 years	1,889	1,652

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal investment strategies Normally the fund invests at least 80% of its net assets in common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, including growth-oriented stocks. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations within or below the capitalization range of companies included in the MSCI All Country World Small Cap Index or the Russell 2000 Index, measured based on the maximum market capitalization of companies in either index within the last 12 months. As of August 31, 2025, the largest company in the MSCI All Country World Small Cap Index had a market capitalization of approximately $25.9 billion and the largest company in the Russell 2000 Index had a market capitalization of approximately $20.9 billion. The market capitalization of the companies included in the MSCI All Country World Small Cap Index and the Russell 2000 Index will change with market conditions. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers.

3     SMALLCAP World Fund / Prospectus

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks This section describes the principal risks associated with investing in the fund. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices

SMALLCAP World Fund / Prospectus     4

of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades

5     SMALLCAP World Fund / Prospectus

and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and, if applicable, other measures of market results that reflect the fund’s investment universe. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Prior to October 30, 2020, certain fees, such as 12b-1 fees, were not charged on Class 529-F-1 shares. If these expenses had been deducted, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

SMALLCAP World Fund / Prospectus     6

Average annual total returns For the periods ended December 31, 2024:
Share class	Inception date	1 year	5 years	10 years	Lifetime
F-2 − Before taxes	8/1/2008	2.60%	5.54%	7.98%	8.04%
− After taxes on distributions		2.51	5.01	7.17	N/A
− After taxes on distributions and sale of fund shares		1.80	4.44	6.40	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
A (with maximum sales charge)	4/30/1990	–3.56%	4.02%	7.06%	8.96%
C	3/15/2001	0.56	4.48	7.04	7.81
F-1	3/15/2001	2.27	5.22	7.66	8.09
F-3	1/27/2017	2.71	5.65	N/A	8.51
529-A (with maximum sales charge)	2/19/2002	–1.28	4.48	7.27	8.57
529-C	2/20/2002	0.53	4.43	7.24	8.50
529-E	3/15/2002	2.10	5.01	7.43	8.15
529-F-1	9/17/2002	2.45	5.43	7.87	10.00
529-F-2	10/30/2020	2.58	N/A	N/A	3.90
529-F-3	10/30/2020	2.64	N/A	N/A	3.95
R-1	6/19/2002	1.59	4.50	6.91	8.11
R-2	5/31/2002	1.59	4.50	6.91	7.86
R-2E	8/29/2014	1.89	4.80	7.26	6.86
R-3	6/20/2002	2.06	4.97	7.39	8.63
R-4	7/24/2002	2.36	5.28	7.72	9.73
R-5E	11/20/2015	2.55	5.49	N/A	8.25
R-5	5/15/2002	2.65	5.60	8.04	8.87
R-6	5/1/2009	2.71	5.65	8.10	11.41

Indexes	1 year	5 years	10 years	Lifetime (from Class F-2 inception)
MSCI ACWI IMI (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	16.37%	9.67%	9.00%	7.73%
MSCI All Country World Small Cap Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	7.66	6.68	7.26	7.70

After-tax returns are shown only for Class F-2 shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

7     SMALLCAP World Fund / Prospectus

Management

Investment adviser Capital Research and Management Company
Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager in this fund since:	Primary title with investment adviser
Julian N. Abdey Co-President	2011	Partner – Capital International Investors
Peter Eliot	2012	Partner – Capital International Investors
Brady L. Enright Director	2005	Partner – Capital World Investors
Brittain Ezzes	2022	Partner – Capital Research Global Investors
Bradford F. Freer Co-President	2007	Partner – Capital Research Global Investors
Peter Gusev	2021	Partner – Capital World Investors
Leo Hee	2012	Partner – Capital World Investors
M. Taylor Hinshaw	2018	Partner – Capital Research Global Investors
Roz Hongsaranagon	2013	Partner – Capital World Investors
Shlok Melwani	2019	Partner – Capital Research Global Investors
Dimitrije Mitrinovic Co-President	2016	Partner – Capital World Investors
Aidan O’Connell	2012	Partner – Capital Research Global Investors
Samir Parekh	2015	Partner – Capital International Investors
Piyada Phanaphat	2021	Partner – Capital World Investors
Andraz Razen	2010	Partner – Capital World Investors
Arun Swaminathan	2018	Partner – Capital World Investors
Thatcher Thompson	2019	Partner – Capital World Investors

SMALLCAP World Fund / Prospectus     8

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

9     SMALLCAP World Fund / Prospectus

Investment objective, strategies and risks The fund’s investment objective is to provide you with long-term growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ prior written notice to shareholders. Normally the fund invests at least 80% of its net assets in common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, including growth-oriented stocks. This policy is subject to change only upon 60 days’ prior written notice to shareholders. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations within or below the capitalization range of companies included in the MSCI All Country World Small Cap Index or the Russell 2000 Index, measured based on the maximum market capitalization of companies in either index within the last 12 months. As of August 31, 2025, the largest company in the MSCI All Country World Small Cap Index had a market capitalization of approximately $25.9 billion and the largest company in the Russell 2000 Index had a market capitalization of approximately $20.9 billion. The market capitalization of the companies included in the MSCI All Country World Small Cap Index and the Russell 2000 Index will change with market conditions. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets.

The fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund may invest in certain other funds managed by the investment adviser or its affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities. Shares of Central Funds are only offered for purchase to the fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the fund’s investment adviser and its affiliates. Central Funds do not charge management fees. As a result, the fund does not bear additional management fees when investing in Central Funds, but the fund does bear its proportionate share of Central Fund expenses. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.

SMALLCAP World Fund / Prospectus     10

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

The investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).

The following are principal risks associated with investing in the fund.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. The fund’s portfolio managers invest in issuers based on their level of investment conviction. At times, the fund may invest more significantly in a single issuer, which could increase the risk of loss arising from the factors described above.

11     SMALLCAP World Fund / Prospectus

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in

SMALLCAP World Fund / Prospectus     12

local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The following are additional risks associated with investing in the fund.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Lending of portfolio securities — Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund’s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.

Cybersecurity breaches — The fund may be subject to operational and information security risks through breaches in cybersecurity. Cybersecurity breaches can result from deliberate attacks or unintentional events, including “ransomware” attacks, the injection

13     SMALLCAP World Fund / Prospectus

of computer viruses or malicious software code, the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices, or external attacks such as denial-of-service attacks on the investment adviser’s or an affiliate’s website that could render the fund’s network services unavailable to intended end-users. These breaches may, among other things, lead to the unauthorized release of confidential information, misuse of the fund’s assets or sensitive information, the disruption of the fund’s operational capacity, the inability of fund shareholders to transact business, or the destruction of the fund’s physical infrastructure, equipment or operating systems. These events could cause the fund to violate applicable privacy and other laws and could subject the fund to reputational damage, additional costs associated with corrective measures and/or financial loss. The fund may also be subject to additional risks if its third-party service providers, such as the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries, experience similar cybersecurity breaches and potential outcomes. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

Large shareholder transactions risk — The fund may experience adverse effects when shareholders, including other funds or accounts advised by the investment adviser, purchase or redeem, individually or in the aggregate, large amounts of shares relative to the size of the fund. For example, when the investment adviser changes allocations in other funds and accounts it manages, such changes may result in shareholder transactions in the fund that are large relative to the size of the fund. Such large shareholder redemptions may cause the fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s net asset value and liquidity. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio. These risks are heightened when the fund is small.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of other risks related to the fund’s principal investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes The investment results table in this prospectus shows how the fund’s average annual total returns compare with a broad measure of market results and, if applicable, other measures of market results that reflect the fund’s investment universe. The MSCI ACWI IMI Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market results of large, mid, and small capitalization companies in both developed and emerging markets. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales

SMALLCAP World Fund / Prospectus     14

charges, commissions, account fees, expenses or U.S. federal income taxes.The MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

Portfolio holdings Portfolio holdings information for the fund is available on our website at capitalgroup.com. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund to its investment adviser for the most recent fiscal year, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” Please see the statement of additional information for further details. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of directors is contained in the fund’s Form N-CSR for the fiscal year ended September 30, 2025.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital International Investors, Capital Research Global Investors and Capital World Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed income investment division in the future and engage it to provide day-to-day investment management of fixed income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders

15     SMALLCAP World Fund / Prospectus

have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

In addition, shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

SMALLCAP World Fund / Prospectus     16

The Capital SystemTM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions. The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Portfolio manager in this fund since:	Role in management of the fund
Julian N. Abdey	Investment professional since 1996 (with Capital Research and Management Company or affiliate since 2002)	2011, and previously an investment analyst for the fund since 2003	Serves as an equity portfolio manager
Peter Eliot	Investment professional since 2000 (with Capital Research and Management Company or affiliate since 2004)	2012, and previously an investment analyst for the fund since 2007	Serves as an equity portfolio manager
Brady L. Enright	Investment professional since 1989 (with Capital Research and Management Company or affiliate since 1997)	2005, and previously an investment analyst for the fund since 1997	Serves as an equity portfolio manager
Brittain Ezzes	Investment professional since 1997 (with Capital Research and Management Company or affiliate since 2022)	2022	Serves as an equity portfolio manager
Bradford F. Freer	Investment professional since 1991 (with Capital Research and Management Company or affiliate since 1994)	2007, and previously an investment analyst for the fund since 2002	Serves as an equity portfolio manager
Peter Gusev	Investment professional since 1997 (with Capital Research and Management Company or affiliate since 2008)	2021, and previously an investment analyst for the fund since 2008	Serves as an equity portfolio manager
Leo Hee	Investment professional since 1993 (with Capital Research and Management Company or affiliate since 2004)	2012, and previously an investment analyst for the fund since 2009	Serves as an equity portfolio manager
M. Taylor Hinshaw	Investment professional since 2002 (all with Capital Research and Management Company or affiliate)	2018, and previously an investment analyst for the fund since 2005	Serves as an equity portfolio manager

17     SMALLCAP World Fund / Prospectus

Portfolio manager	Investment experience	Portfolio manager in this fund since:	Role in management of the fund
Roz Hongsaranagon	Investment professional since 2002 (all with Capital Research and Management Company or affiliate)	2013, and previously an investment analyst for the fund since 2006	Serves as an equity portfolio manager
Shlok Melwani	Investment professional since 2006 (with Capital Research and Management Company or affiliate since 2014)	2019, and previously an investment analyst for the fund since 2014	Serves as an equity portfolio manager
Dimitrije Mitrinovic	Investment professional since 2002 (with Capital Research and Management Company or affiliate since 2007)	2016, and previously an investment analyst for the fund since 2008	Serves as an equity portfolio manager
Aidan O’Connell	Investment professional since 1995 (with Capital Research and Management Company or affiliate since 2004)	2012, and previously an investment analyst for the fund since 2005	Serves as an equity portfolio manager
Samir Parekh	Investment professional since 2001 (with Capital Research and Management Company or affiliate since 2006)	2015, and previously an investment analyst for the fund since 2007	Serves as an equity portfolio manager
Piyada Phanaphat	Investment professional since 2002 (with Capital Research and Management Company or affiliate since 2007)	2021, and previously an investment analyst for the fund since 2008	Serves as an equity portfolio manager
Andraz Razen	Investment professional since 1998 (with Capital Research and Management Company or affiliate since 2004)	2010, and previously an investment analyst for the fund since 2005	Serves as an equity portfolio manager
Arun Swaminathan	Investment professional since 2011 (all with Capital Research and Management Company or affiliate)	2018, and previously an investment analyst for the fund since 2013	Serves as an equity portfolio manager
Thatcher Thompson	Investment professional since 1993 (with Capital Research and Management Company or affiliate since 2006)	2019, and previously an investment analyst for the fund since 2006	Serves as an equity portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

SMALLCAP World Fund / Prospectus     18

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial professional or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ prior written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services relating specifically to their account(s). These documents are available by writing to or calling American Funds Service Company.

19     SMALLCAP World Fund / Prospectus

Unless otherwise noted or unless the context requires otherwise, references on the following pages to (i) Class A, C, T or F shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F shares, (ii) Class F shares refer to Class F-1, F-2 and F-3 shares and (iii) Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 shares.

Purchase, exchange and sale of shares The fund’s transfer agent, on behalf of the fund and Capital Client Group, Inc., the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your identity or such other person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and Capital Client Group, Inc. reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, in Class T shares) of American Funds® U.S. Government Money Market Fund on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made. If you only have one open fund, the money will be invested into such fund on the day received if the investment is otherwise in good order.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEP plans, SIMPLE IRA plans and CollegeAmerica accounts.

Valuing shares The net asset value of each share class of the fund is the value of a single share of that class. Net asset value is computed by adding a class’s share of the value of a fund’s investments, cash and other assets, subtracting the class’s share of the fund’s liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding. Realized investment income and gain is included in the fund’s net asset value until the ex-dividend date, when the declared dividend amount is treated as a fund liability. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of the fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of

SMALLCAP World Fund / Prospectus     20

the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining the fund’s net asset value.

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services due to the lack of market quotations. The fund’s portfolio investments are valued in accordance with procedures for making fair value determinations if market quotations are not readily available, including procedures to determine the representativeness of third-party vendor prices, or in the event market quotations or third-party vendor prices are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures will be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. A contingent deferred sales charge may apply at the time you sell certain Class A and C shares.

Purchase of Class A and C shares You may generally open an account and purchase Class A and C shares by contacting any financial professional (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial professional and by mail, telephone, the Internet and bank wire.

Automatic conversion of Class C and Class 529-C shares Class C shares automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. Class 529-C shares automatically convert to Class 529-A shares, in the month of the 5-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class A shares or your Class 529-C shares to Class 529-A shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the

21     SMALLCAP World Fund / Prospectus

imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Class F-2, F-3, 529-F-2 and 529-F-3 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2, F-3, 529-F-2 or 529-F-3 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

In addition, upon approval by an officer of the fund’s investment adviser, Class F-3 shares (but not Class 529-F-3 shares) are available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions, corporations and financial intermediaries. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by Capital Research and Management Company. You may open this type of account and purchase Class 529 shares by contacting any financial professional (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial professional and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by Capital Research and Management Company. Class 529-A, 529-C, 529-T and 529-F shares are structured similarly to the corresponding Class A, C, T and F shares.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. Class R-5E, R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. Class R-3 and Class R-5E shares are

SMALLCAP World Fund / Prospectus     22

available through the American Funds SIMPLE IRA Plus Program and other similar programs. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies and collective investment trusts approved by the fund’s investment adviser or distributor. Except as otherwise provided in this prospectus, Class R shares are generally not available for purchase to retail nonretirement accounts; traditional and Roth individual retirement accounts (IRAs); Coverdell Education Savings Accounts; SEPs, SARSEPs and SIMPLE IRAs held in brokerage accounts; and 529 college savings plans. Class R-6 shares are available to employer-sponsored SEPs, SARSEPs and SIMPLE IRAs held in fee-based programs that are serviced through retirement plan recordkeepers.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs. These programs are proprietary recordkeeping solutions for small retirement plans.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases at the net asset value breakpoint in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in American Funds Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in American Funds Class A or C shares unless it was invested in Class A or C shares before January 1, 2009.

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. Minimums are currently waived for purchases of Class F-2 and F-3 shares held under fee-based programs. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through

23     SMALLCAP World Fund / Prospectus

exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E, 529-T and 529-F shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

If you have significant Capital Group Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at net asset value. See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

Exchange Except for Class T shares or as otherwise described in this prospectus, you may exchange your shares for shares of the same class of other Capital Group Funds without a sales charge. Notwithstanding the foregoing, Class A-2 shares of Capital Group KKR Public-Private+ Funds may not be exchanged for shares of the American Funds or Emerging Markets Equities Fund, Inc. Class A, C, T or F shares of any American Fund (other than American Funds U.S. Government Money Market Fund, as described below) may be exchanged for the corresponding 529 share class without a sales charge. Exchanges from Class A, C, T or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial professional before making such an exchange.

Except as indicated above, Class T shares are not eligible for exchange privileges. Accordingly, an exchange of your Class T shares for Class T shares of any other American Funds will normally be subject to any applicable sales charges.

Exchanges of shares from American Funds U.S. Government Money Market Fund initially purchased without a sales charge to shares of other Capital Group Funds will be subject to the appropriate sales charge applicable to the other fund, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions. For purposes of computing the contingent deferred sales charge on Class C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

SMALLCAP World Fund / Prospectus     24

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

· Shares held for you in your dealer’s name must be sold through the dealer.

· Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

· Requests must be signed by the registered shareholder(s).

· A signature guarantee is required if the redemption is:

— more than $250,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

· American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

· Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company

· Redemptions by telephone or fax are limited to $250,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

Self service using the Internet (capitalgroup.com) or Interactive Voice Response (IVR)

· Redemptions by IVR or the Internet (capitalgroup.com) are limited to $125,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The fund typically expects to remit redemption proceeds one business day following receipt and acceptance of a redemption order, regardless of the method the fund uses to make such payment (e.g., check, wire or automated clearing house transfer). However, payment may take longer than one business day and may take up to seven days as generally permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the fund may be permitted to pay redemption proceeds beyond seven days under certain limited circumstances. In addition, if you recently purchased shares and subsequently request a redemption of those shares, the fund will pay the available redemption proceeds once a sufficient period of time has passed to

25     SMALLCAP World Fund / Prospectus

reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally seven business days from the purchase date).

Under normal conditions, the fund typically expects to meet shareholder redemptions from a reserve of highly liquid assets, such as cash or cash equivalents. The fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the fund’s custodian bank, borrowing from a line of credit or from other funds advised by the investment adviser or its affiliates, and making payment with fund securities or other fund assets rather than in cash (as further discussed in the following paragraph).

Although payment of redemptions normally will be in cash, the fund’s articles of incorporation permit payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of directors. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. In general, in-kind redemptions to affiliated shareholders will as closely as practicable represent the affiliated shareholder’s pro rata share of the fund’s securities, subject to certain exceptions. Securities distributed in-kind to unaffiliated shareholders will be selected by the investment adviser in a manner the investment adviser deems to be fair and reasonable to the fund’s shareholders. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

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Frequent trading of fund shares The fund and Capital Client Group, Inc. reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or Capital Client Group, Inc. has determined could involve actual or potential harm to the fund may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

Under the fund’s frequent trading policy, certain trading activity will not be treated as frequent trading, such as:

· transactions in Class 529 shares;

· purchases and redemptions by investment companies managed or sponsored by the fund’s investment adviser or its affiliates, including reallocations and transactions allowing the investment company to meet its redemptions and purchases;

· retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;

· purchases and redemptions in community foundation accounts;

· purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations, if the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions;

· transactions by certain intermediaries in accordance with established hedging programs approved by the fund’s investment adviser; and

· systematic redemptions and purchases, if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with

27     SMALLCAP World Fund / Prospectus

which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures described above, all transactions in fund shares remain subject to the right of the fund, Capital Client Group, Inc. and American Funds Service Company to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in American Funds.

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Distributions and taxes

Dividends and distributions The fund intends to distribute dividends to you, usually in December.

Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for 529 share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. If you are an individual and meet certain holding period requirements with respect to your fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to you. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions.

Please see your tax advisor for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

29     SMALLCAP World Fund / Prospectus

Choosing a share class The fund offers different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, while Class F-1 shares are subject to 12b-1 fees and subtransfer agency fees payable to third-party service providers, Class F-2 shares are subject only to subtransfer agency fees payable to third-party service providers (and not 12b-1 fees) and Class F-3 shares are not subject to any such additional fees. The different fee structures allow the investor to choose how to pay for advisory platform expenses. Class R shares offer different levels of 12b-1 and recordkeeping fees so that a plan can choose the class that best meets the cost associated with obtaining investment related services and participant level recordkeeping for the plan. When you purchase shares of the fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares (or, if you are investing through a financial intermediary who offers only Class T and 529-T shares, your investment will be made in Class T or Class 529-T shares, as applicable).

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

· whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A or Class T or 529-T shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

· whether you want or need the flexibility to effect exchanges among Capital Group Funds without the imposition of a sales charge (for example, while Class A shares offer such exchange privileges, Class T shares do not);

· whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-C shares to cover higher education expenses); and

· availability of share classes:

— Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

— Class F and 529-F shares are available, as applicable, (i) to fee-based programs of investment dealers that have special agreements with the fund’s distributor, (ii) to financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F and 529-F shares to self-directed investment brokerage accounts that may charge a transaction fee, (iii) to certain registered investment advisors and (iv) to other intermediaries approved by the fund’s distributor;

— Class F-3 shares (but not Class 529-F-3 shares) are also available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions, corporations and financial intermediaries. For accounts

SMALLCAP World Fund / Prospectus     30

held and serviced by the fund’s transfer agent the minimum investment amount is $1 million; and

— Class R shares are available (i) to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, (ii) to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans, (iii) to certain institutional investors (including, but not limited to, certain charitable organizations), (iv) to certain registered investment companies approved by the fund’s investment adviser or distributor and (v) to other institutional-type accounts.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

31     SMALLCAP World Fund / Prospectus

Sales charges

Class A and 529-A shares The initial sales charge you pay each time you buy Class A or 529-A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

Class A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

Class 529-A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A or 529-A shares may be higher or lower than the 1% charge described below due to rounding.

SMALLCAP World Fund / Prospectus     32

Except as provided below, investments in Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

· investments made by accounts that are part of qualified fee-based programs that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with American Funds and that continue to be held through fee-based programs;

· rollover investments from retirement plans to IRAs that are described in the “Rollovers from retirement plans to IRAs” section of this prospectus;

· investments made by accounts held at American Funds Service Company that are no longer associated with a financial professional may invest in Class A shares without a sales charge. This includes retirement plans investing in Class A shares, where the plan is no longer associated with a financial professional. SIMPLE IRAs and 403(b) custodial accounts that are aggregated at the plan level for Class A sales charge purposes are not eligible to invest without a sales charge under this policy; and

· Investments made by accounts held through banks and bank trust companies that charge a fee for custodial services and do not have a financial professional assigned to the account.

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica® account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

If requested, American Funds Class A shares will be sold at net asset value to:

(1) currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with Capital Client Group, Inc. (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(2) the supervised persons of currently registered investment advisory firms (“RIAs”) and assistants directly employed by such RIAs, retired supervised persons of RIAs with respect to accounts established while a supervised person

33     SMALLCAP World Fund / Prospectus

(collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3) insurance company separate accounts;

(4) accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(5) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.;

(7) full-time employees of banks that have sales agreements with Capital Client Group, Inc. who are solely dedicated to directly supporting the sale of mutual funds; and

(8) current or former clients of Capital Group Private Client Services and their family members who purchase their shares through Capital Group Private Client Services or American Funds Service Company.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class C shares Class C shares are sold without any initial sales charge. Capital Client Group, Inc. pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

SMALLCAP World Fund / Prospectus     34

Class T shares The initial sales charge you pay each time you buy Class T shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00	2.04
$500,000 but less than $1 million	1.50	1.52
$1 million or more	1.00	1.01

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class 529-E and Class F shares Class 529-E and Class F shares (including Class 529-F shares) are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5E, R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your financial professional for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

35     SMALLCAP World Fund / Prospectus

Sales charge reductions and waivers To receive a reduction in your Class A initial sales charge, you must let your financial professional or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your financial professional or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your financial professional or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in eligible shares of Capital Group Funds. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information. Certain financial intermediaries that distribute shares of American Funds may impose different sales charge waivers than those described in this prospectus. Such variations in sales charge waivers are described in an appendix to this prospectus titled “Sales charge waivers.” Note that such sales charge waivers and discounts offered through a particular intermediary, as set forth in the appendix to this prospectus, are implemented and administered solely by that intermediary. Please contact the applicable intermediary to ensure that you understand the steps you must take in order to qualify for any available waivers or discounts.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of our website at capitalgroup.com, from the statement of additional information or from your financial professional.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law, your children under the age of 21 or disabled adult dependents covered by ABLE accounts) may combine all of your Capital Group Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their Capital Group Funds investments to reduce Class A sales charges. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments in Capital Group Funds made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by Capital Client Group, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

SMALLCAP World Fund / Prospectus     36

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by Capital Client Group, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Class A-2 shares of Capital Group KKR Public-Private+ Funds are not eligible for aggregation with shares of the American Funds or Emerging Markets Equities Fund, Inc.

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Concurrent purchases You may reduce your Class A sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all eligible classes of shares in Capital Group Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all eligible share classes of Capital Group Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your Capital Group Funds and applicable American Legacy accounts.

You should retain any records necessary to substantiate the historical amounts you have invested.

SMALLCAP World Fund / Prospectus     38

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention is a nonbinding commitment that allows you to combine all purchases of all eligible Capital Group Funds share classes (excluding American Funds U.S. Government Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans are restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

The statement of intention period starts on the date on which your first purchase made toward satisfying the statement of intention is processed. Your accumulated holdings (as described above under “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the statement of intention period may be credited toward satisfying the statement of intention.

You may revise the commitment you have made in your statement of intention upward at any time during the statement of intention period. If your prior commitment has not been met by the time of the revision, the statement of intention period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised statement of intention. If your prior commitment has been met by the time of the revision, your original statement of intention will be considered met and a new statement of intention will be established.

The statement of intention will be considered completed if the shareholder dies within the 13-month statement of intention period. Commissions to dealers will not be adjusted or paid on the difference between the statement of intention amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a statement of intention, shares equal to 5% of the dollar amount specified in the statement of intention may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified statement of intention period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the statement period will receive a corresponding commission adjustment if appropriate.

39     SMALLCAP World Fund / Prospectus

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

Shareholders purchasing shares at a reduced sales charge under a statement of intention indicate their acceptance of these terms and those in the prospectus with their first purchase.

Reducing your Class T initial sales charge Consistent with the policies described in this prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds or Capital Group KKR Public-Private+ Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds U.S. Government Money Market Fund that are reinvested in other American Funds or Capital Group KKR Public-Private+ Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

SMALLCAP World Fund / Prospectus     40

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A and C shares will be waived in the following cases:

· permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· tax-free returns of excess contributions to IRAs;

· redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

· in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies American Funds Service Company of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after American Funds Service Company is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

· for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

· redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

· shares redeemed at the discretion of American Funds Service Company for accounts that do not meet the fund’s minimum investment requirements, as described in this prospectus; and

· the following types of transactions, if they do not exceed 12% of the value of an account annually:

— required minimum distributions taken from retirement accounts in accordance with IRS regulations; and

— redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in the statement of additional information). For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

41     SMALLCAP World Fund / Prospectus

The contingent deferred sales charge on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the statement of additional information. For example, contingent deferred sales charge waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Commonwealth Savers PlanSM (formerly, Virginia529) as an option for additional investment within CollegeAmerica.

To have your Class A or C contingent deferred sales charge waived, you must inform your financial professional or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

Other sales charge waivers Purchases of Class A shares through a self-clearing broker-dealer firm generally incur a sales charge. However, self-clearing broker-dealer firms may extend the 90 day right of reinvestment to allow reinvestment in Class A shares without a sales charge in cases where fund shareholders request reinvestment of a required minimum distribution from an Individual Retirement Account if such requirement is waived by regulation or legislation (“waived RMD reinvestment”), provided that the self-clearing broker-dealer firm has specific language in this prospectus to such effect. If a self-clearing firm does not have their own policies listed in the prospectus, waived RMD reinvestments are not available without a sales charge. Firm specific language is located in the appendix to the prospectus. A self-clearing broker-dealer firm is a firm that holds some or all of the assets in your account, executes trades for the assets held on its platform internally rather than through the fund’s transfer agent or a third-party clearing firm and provides account statements and tax reporting to you. The largest broker-dealer firms are typically self-clearing. For all other broker-dealer firms, shares purchased through a waived RMD reinvestment are available at net asset value. For accounts held with the fund’s transfer agent, waived RMD reinvestments in Class A shares are not subject to sales charges.

Purchases of Class 529-A shares through (i) a rollover from another 529 plan or (ii) a recontribution of a refunded qualified education expense are not subject to sales charges.

If you have any questions, ask your financial professional whether Class A or 529-A shares purchased through these policies are available without a sales charge. Recontributions or waived RMD investments distributed from Class 529-C or Class C shares will be reinvested in the same share class from which the distribution was made. In addition, any contingent deferred sales charge paid on Class 529-A/Class A and Class 529-C/Class C share distributions under these policies will be credited to your account when reinvested.

Waivers of all or a portion of the contingent deferred sales charge on Class C and 529-C shares and the sales charge on Class A and 529-A shares will be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts investing in Class F shares in

SMALLCAP World Fund / Prospectus     42

cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

Rollovers from CollegeAmerica to Roth IRAs Proceeds of a CollegeAmerica plan account may be rolled over in a direct trustee-to-trustee transfer to the plan beneficiary’s Capital Bank and Trust Roth IRA and invested in Class A shares without a sales charge, provided that such rollover is intended to satisfy the requirements of the Internal Revenue Code. If you hold CollegeAmerica or Roth IRA accounts through a financial intermediary its policies may differ.

Rollovers from retirement plans to IRAs Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

· rollovers to IRAs with Capital Bank and Trust Company as custodian if the assets were invested in any fund managed by the investment adviser or its affiliates at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian;

· rollovers to IRAs with Capital Bank and Trust Company as custodian from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs; and

· rollovers to IRAs with Capital Bank and Trust Company as custodian if at the time of distribution the assets were invested in any fund or account with a name that includes American Funds, Capital Group, or the name of a fund managed by the investment adviser or its affiliates and such fund or account was established pursuant to an agreement with the investment adviser or its affiliates.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Purchases by SEP plans and SIMPLE IRA plans Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by Capital Client Group, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant

43     SMALLCAP World Fund / Prospectus

accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

Purchases by certain 403(b) plans A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Moving between accounts American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Plans of distribution The fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of directors. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.30%	Class A shares
0.50%	Class T, F-1, 529-A, 529-T, 529-F-1 and R-4 shares
0.75%	Class 529-E and R-3 shares
0.85%	Class R-2E shares
1.00%	Class C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

SMALLCAP World Fund / Prospectus     44

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the most recent fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A or T shares.

Other compensation to dealers Capital Client Group, Inc., at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of Capital Client Group, Inc., to no more than the top 60 dealers (or their affiliates) with which it has a substantive distribution relationship involving the sale of American Funds. The amount will be determined using a formula applied consistently to dealers based on their assets under management. The level of payments made to a qualifying firm under the formula will not exceed .035% of eligible American Funds assets attributable to that dealer. Eligible assets are all American Funds assets other than Class R shares, Class F-3 shares, Class F shares held in IRAs and shares held in certain retirement accounts. Dealers may direct Capital Client Group, Inc. to exclude additional assets. In addition to the asset-based payment, Capital Client Group, Inc. provides $5 million to certain firms based on their engagement with Capital Client Group, Inc. and the level of American Funds assets under management at each such firm to recognize the commitment each of those firms has made to collaborating with Capital Client Group, Inc. on achieving advisor training and education objectives. In the prior calendar year, Capital Client Group, Inc. paid this amount to the following firms:

Edward Jones	Morgan Stanley Wealth Management
LPL Financial LLC	Raymond James Group
Merrill Lynch, Pierce, Fenner & Smith	Wells Fargo Advisors

Capital Client Group, Inc. compensates the firms to support various efforts, including, among other things, to:

· help defray the costs incurred by qualifying dealers in connection with efforts to educate financial professionals about American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs;

· help defray the costs associated with the dealer firms’ provision of account related services and activities and support the dealer firms’ distribution activities;

· support meetings, conferences or other training and educational events hosted by the firm, and obtain relevant data regarding financial professional activities to facilitate Capital Client Group, Inc.’s training and education activities; and

· make the American Funds available through firm distribution platforms and related sales infrastructure.

Capital Client Group, Inc. will, on an annual basis, determine the advisability of continuing these payments. Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and generally requiring the firms to (1) perform the due diligence necessary to include American Funds on their platform, (2) not provide financial professionals, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (3) provide opportunities for their clients to obtain

45     SMALLCAP World Fund / Prospectus

individualized advice, (4) provide Capital Client Group, Inc. broad access to their financial professionals and product platforms and work together on mutual business objectives, and (5) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between American Funds and the firm’s clients who own shares of American Funds.

Separately, Capital Client Group, Inc. makes payments to certain financial intermediaries and other firms for services including:

· making the American Funds available through firm distribution platforms including self-directed platforms for the public as well as clearing, custody and recordkeeping services for other intermediaries and related sales infrastructure;

· account maintenance and support, statement preparation, transaction processing and operational improvements; and

· training, education and marketing opportunities, support for transaction fees, technology costs and data (including fees to obtain information on financial professionals to better tailor training, education and marketing opportunities).

A list of firms receiving additional compensation (as described above) in an amount exceeding $100,000 in the prior calendar year is included in the statement of additional information.

Capital Client Group, Inc. pays certain recordkeepers for product services, platform consideration, participation at recordkeeper-sponsored events and co-branding and other marketing services. A list of recordkeepers receiving additional compensation (as described above) in an amount exceeding $100,000 in the prior calendar year is included in the statement of additional information.

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their financial professionals may have financial incentives for recommending a particular mutual fund over other mutual funds or investments, creating a potential conflict of interest. You should consult with your financial professional and review carefully any disclosure by your financial professional’s firm as to compensation received.

SMALLCAP World Fund / Prospectus     46

Fund expenses Note that, unless otherwise stated, references to Class A, C, T and F shares in this “Fund expenses” section do not include the corresponding Class 529 shares.

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus.

For all share classes, “Other expenses” items in the Annual Fund Operating Expenses table in this prospectus include fees for administrative services provided by the fund’s investment adviser and its affiliates. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to Class A, C, T, F, R and 529 shares (which could be increased as noted above) for its provision of administrative services.

The “Other expenses” items in the Annual Fund Operating Expenses table also include custodial, legal and transfer agent (and, if applicable, subtransfer agent/recordkeeping) payments and various other expenses applicable to all share classes.

47     SMALLCAP World Fund / Prospectus

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $18 per account. Although Class F-3 and Class 529-F-3 shares are not subject to any subtransfer agency or recordkeeping fees, Class F-1 and F-2 shares (and the corresponding Class 529 shares) are subject to subtransfer agency fees of up to .12% of fund assets.

For employer-sponsored retirement plans, the amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.05% of assets or $12 per participant position*
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

* Payment amount depends on the date services commenced.

Fee to Commonwealth Savers Plan For Class 529 shares, an expense of up to a maximum of .09% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

SMALLCAP World Fund / Prospectus     48

Financial highlights The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years (or, if shorter, the period of operations). Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain waivers/reimbursements from Capital Research and Management Company. For more information about these waivers/reimbursements, see the fund’s statement of additional information and Form N-CSR. The information in the Financial Highlights table has been audited by Deloitte & Touche LLP, whose current report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request.

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
9/30/2025	$70.82	$.22	$4.45	$4.67	$(.43)	$—	$(.43)	$75.06	6.62%	$28,070		1.03%		1.03%		.31%
9/30/2024	58.93	.23	12.08	12.31	(.42)	—	(.42)	70.82	21.01	28,639		1.04		1.04		.35
9/30/2023	51.99	.25	6.69	6.94	—	—	—	58.93	13.31	25,283		1.05		1.05		.42
9/30/2022	88.19	(.04)	(28.76)	(28.80)	—	(7.40)	(7.40)	51.99	(35.39)	23,553		1.01		1.01		(.05)
9/30/2021	66.23	(.37)	23.60	23.23	—	(1.27)	(1.27)	88.19	35.35	38,095		1.02		1.02		(.44)
Class C:
9/30/2025	57.23	(.25)	3.59	3.34	(.02)	—	(.02)	60.55	5.84	286		1.78		1.78		(.45)
9/30/2024	47.70	(.21)	9.79	9.58	(.05)	—	(.05)	57.23	20.11	340		1.78		1.78		(.40)
9/30/2023	42.40	(.16)	5.46	5.30	—	—	—	47.70	12.48	349		1.79		1.79		(.34)
9/30/2022	73.86	(.46)	(23.60)	(24.06)	—	(7.40)	(7.40)	42.40	(35.86)	378		1.75		1.75		(.81)
9/30/2021	56.04	(.82)	19.91	19.09	—	(1.27)	(1.27)	73.86	34.36	713		1.75		1.75		(1.18)
Class T:
9/30/2025	71.92	.41	4.50	4.91	(.63)	—	(.63)	76.20	6.91 [5]	—	[6]	.76	[5]	.76	[5]	.58 [5]
9/30/2024	59.82	.43	12.27	12.70	(.60)	—	(.60)	71.92	21.35 [5]	—	[6]	.75	[5]	.75	[5]	.64 [5]
9/30/2023	52.73	.42	6.79	7.21	(.12)	—	(.12)	59.82	13.63 [5]	—	[6]	.77	[5]	.77	[5]	.70 [5]
9/30/2022	89.14	.13	(29.14)	(29.01)	—	(7.40)	(7.40)	52.73	(35.21)[5]	—	[6]	.76	[5]	.76	[5]	.19 [5]
9/30/2021	66.78	(.18)	23.81	23.63	—	(1.27)	(1.27)	89.14	35.64 [5]	—	[6]	.79	[5]	.79	[5]	(.21)[5]

49 SMALLCAP World Fund / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class F-1:
9/30/2025	$69.65	$.17	$4.38	$4.55	$(.39)	$—	$(.39)	$73.81	6.58%	$406	1.08%	1.08%	.25%
9/30/2024	57.95	.19	11.90	12.09	(.39)	—	(.39)	69.65	20.96	449	1.08	1.08	.30
9/30/2023	51.14	.22	6.59	6.81	—	—	—	57.95	13.25	446	1.08	1.08	.38
9/30/2022	86.92	(.07)	(28.31)	(28.38)	—	(7.40)	(7.40)	51.14	(35.41)	454	1.05	1.05	(.10)
9/30/2021	65.31	(.39)	23.27	22.88	—	(1.27)	(1.27)	86.92	35.31	791	1.05	1.05	(.48)
Class F-2:
9/30/2025	73.03	.40	4.59	4.99	(.62)	—	(.62)	77.40	6.92	9,994.77		.77	.56
9/30/2024	60.74	.42	12.47	12.89	(.60)	—	(.60)	73.03	21.32	10,266.77		.77	.62
9/30/2023	53.55	.43	6.88	7.31	(.12)	—	(.12)	60.74	13.64	8,514.77		.77	.70
9/30/2022	90.40	.14	(29.59)	(29.45)	—	(7.40)	(7.40)	53.55	(35.23)	7,311.76		.76	.20
9/30/2021	67.69	(.15)	24.13	23.98	—	(1.27)	(1.27)	90.40	35.69	10,659.76		.76	(.18)
Class F-3:
9/30/2025	72.58	.50	4.54	5.04	(.70)	—	(.70)	76.92	7.04	7,068.65		.65	.70
9/30/2024	60.36	.50	12.38	12.88	(.66)	—	(.66)	72.58	21.46	6,512.66		.66	.74
9/30/2023	53.22	.50	6.83	7.33	(.19)	—	(.19)	60.36	13.75	5,018.66		.66	.82
9/30/2022	89.80	.22	(29.40)	(29.18)	—	(7.40)	(7.40)	53.22	(35.14)	3,904.65		.65	.32
9/30/2021	67.18	(.07)	23.96	23.89	—	(1.27)	(1.27)	89.80	35.83	5,382.66		.66	(.08)
Class 529-A:
9/30/2025	69.64	.20	4.37	4.57	(.41)	—	(.41)	73.80	6.63	1,607	1.05	1.05	.29
9/30/2024	57.95	.20	11.90	12.10	(.41)	—	(.41)	69.64	20.95	1,647	1.07	1.07	.32
9/30/2023	51.14	.23	6.58	6.81	—	—	—	57.95	13.27	1,473	1.08	1.08	.39
9/30/2022	86.91	(.05)	(28.32)	(28.37)	—	(7.40)	(7.40)	51.14	(35.40)	1,378	1.04	1.04	(.08)
9/30/2021	65.29	(.38)	23.27	22.89	—	(1.27)	(1.27)	86.91	35.31	2,227	1.04	1.04	(.47)
Class 529-C:
9/30/2025	58.47	(.28)	3.68	3.40	—	—	—	61.87	5.80	28	1.81	1.81	(.48)
9/30/2024	48.72	(.23)	9.98	9.75	—	—	—	58.47	20.08	33	1.81	1.81	(.44)
9/30/2023	43.33	(.20)	5.59	5.39	—	—	—	48.72	12.39	37	1.86	1.86	(.40)
9/30/2022	75.34	(.51)	(24.10)	(24.61)	—	(7.40)	(7.40)	43.33	(35.90)	44	1.81	1.81	(.87)
9/30/2021	57.17	(.86)	20.30	19.44	—	(1.27)	(1.27)	75.34	34.30	89	1.79	1.79	(1.22)

SMALLCAP World Fund / Prospectus 50

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-E:
9/30/2025	$66.32	$.05	$4.17	$4.22	$(.28)	$—	$(.28)	$70.26	6.40%		$49		1.26%		1.26%		.08%
9/30/2024	55.22	.08	11.32	11.40	(.30)	—	(.30)	66.32	20.73		53		1.26		1.26		.12
9/30/2023	48.83	.11	6.28	6.39	—	—	—	55.22	13.04		50		1.27		1.27		.19
9/30/2022	83.48	(.19)	(27.06)	(27.25)	—	(7.40)	(7.40)	48.83	(35.53)		48		1.25		1.25		(.29)
9/30/2021	62.89	(.53)	22.39	21.86	—	(1.27)	(1.27)	83.48	35.04		81		1.26		1.26		(.68)
Class 529-T:
9/30/2025	71.69	.36	4.50	4.86	(.57)	—	(.57)	75.98	6.85	[5]	—	[6]	.83	[5]	.83	[5]	.51	[5]
9/30/2024	59.65	.37	12.24	12.61	(.57)	—	(.57)	71.69	21.26	[5]	—	[6]	.83	[5]	.83	[5]	.57	[5]
9/30/2023	52.59	.39	6.76	7.15	(.09)	—	(.09)	59.65	13.55	[5]	—	[6]	.83	[5]	.83	[5]	.64	[5]
9/30/2022	88.95	.10	(29.06)	(28.96)	—	(7.40)	(7.40)	52.59	(35.24)[5]		—	[6]	.81	[5]	.81	[5]	.15	[5]
9/30/2021	66.67	(.22)	23.77	23.55	—	(1.27)	(1.27)	88.95	35.60	[5]	—	[6]	.84	[5]	.84	[5]	(.26)[5]
Class 529-F-1:
9/30/2025	71.53	.31	4.49	4.80	(.52)	—	(.52)	75.81	6.76	[5]	—	[6]	.90	[5]	.90	[5]	.45	[5]
9/30/2024	59.51	.32	12.21	12.53	(.51)	—	(.51)	71.53	21.17	[5]	—	[6]	.90	[5]	.90	[5]	.49	[5]
9/30/2023	52.48	.34	6.74	7.08	(.05)	—	(.05)	59.51	13.48	[5]	—	[6]	.90	[5]	.90	[5]	.56	[5]
9/30/2022	88.82	.06	(29.00)	(28.94)	—	(7.40)	(7.40)	52.48	(35.28)[5]		—	[6]	.87	[5]	.87	[5]	.09	[5]
9/30/2021	66.57	(.29)	23.81	23.52	—	(1.27)	(1.27)	88.82	35.60	[5]	—	[6]	.80	[5]	.80	[5]	(.42)[5]
Class 529-F-2:
9/30/2025	71.21	.41	4.46	4.87	(.62)	—	(.62)	75.46	6.91		306.76				.76		.59
9/30/2024	59.25	.41	12.16	12.57	(.61)	—	(.61)	71.21	21.32		278.77				.77		.63
9/30/2023	52.24	.43	6.71	7.14	(.13)	—	(.13)	59.25	13.65		223.75				.75		.72
9/30/2022	88.37	.14	(28.87)	(28.73)	—	(7.40)	(7.40)	52.24	(35.22)		190.76				.76		.21
9/30/2021[7,8]	65.50	(.16)	24.30	24.14	—	(1.27)	(1.27)	88.37	37.11	[9]	274.80			[10]	.80	[10]	(.21)[10]
Class 529-F-3:
9/30/2025	71.32	.45	4.47	4.92	(.67)	—	(.67)	75.57	6.98		—	[6]	.70		.70		.64
9/30/2024	59.33	.59	12.02	12.61	(.62)	—	(.62)	71.32	21.40		—	[6]	.71		.71		.89
9/30/2023	52.32	.44	6.72	7.16	(.15)	—	(.15)	59.33	13.66		—	[6]	.73		.73		.74
9/30/2022	88.45	.17	(28.90)	(28.73)	—	(7.40)	(7.40)	52.32	(35.19)		—	[6]	.71		.71		.25
9/30/2021[7,8]	65.50	(.09)	24.31	24.22	—	(1.27)	(1.27)	88.45	37.23	[9]	—	[6]	.76	[10]	.71	[10]	(.12)[10]

51 SMALLCAP World Fund / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-1:
9/30/2025	$59.51	$(.24)	$3.74	$3.50	$(.07)	$—	$(.07)	$62.94	5.88%	$40	1.75%	1.75%	(.40)%
9/30/2024	49.73	(.19)	10.17	9.98	(.20)	—	(.20)	59.51	20.15	40	1.75	1.75	(.35)
9/30/2023	44.18	(.14)	5.69	5.55	—	—	—	49.73	12.52	26	1.75	1.75	(.28)
9/30/2022	76.62	(.45)	(24.59)	(25.04)	—	(7.40)	(7.40)	44.18	(35.86)	24	1.74	1.74	(.77)
9/30/2021	58.09	(.85)	20.65	19.80	—	(1.27)	(1.27)	76.62	34.35	36	1.75	1.75	(1.18)
Class R-2:
9/30/2025	59.69	(.24)	3.76	3.52	(.04)	—	(.04)	63.17	5.86	429	1.75	1.75	(.41)
9/30/2024	49.78	(.20)	10.19	9.99	(.08)	—	(.08)	59.69	20.15	462	1.75	1.75	(.36)
9/30/2023	44.23	(.15)	5.70	5.55	—	—	—	49.78	12.50	428	1.76	1.76	(.29)
9/30/2022	76.71	(.48)	(24.60)	(25.08)	—	(7.40)	(7.40)	44.23	(35.87)	412	1.76	1.76	(.81)
9/30/2021	58.16	(.85)	20.67	19.82	—	(1.27)	(1.27)	76.71	34.37	719	1.75	1.75	(1.17)
Class R-2E:
9/30/2025	68.16	(.08)	4.29	4.21	(.16)	—	(.16)	72.21	6.18	36	1.45	1.45	(.11)
9/30/2024	56.77	(.04)	11.63	11.59	(.20)	—	(.20)	68.16	20.49	36	1.46	1.46	(.06)
9/30/2023	50.29	.01	6.47	6.48	—	—	—	56.77	12.85	31	1.46	1.46	.01
9/30/2022	85.92	(.34)	(27.89)	(28.23)	—	(7.40)	(7.40)	50.29	(35.67)	27	1.46	1.46	(.51)
9/30/2021	64.83	(.71)	23.07	22.36	—	(1.27)	(1.27)	85.92	34.76	48	1.46	1.46	(.88)
Class R-3:
9/30/2025	65.96	.03	4.14	4.17	(.27)	—	(.27)	69.86	6.35	680	1.30	1.30	.04
9/30/2024	54.93	.05	11.27	11.32	(.29)	—	(.29)	65.96	20.67	685	1.30	1.30	.09
9/30/2023	48.59	.09	6.25	6.34	—	—	—	54.93	13.03	611	1.31	1.31	.16
9/30/2022	83.16	(.23)	(26.94)	(27.17)	—	(7.40)	(7.40)	48.59	(35.58)	587	1.31	1.31	(.35)
9/30/2021	62.68	(.57)	22.32	21.75	—	(1.27)	(1.27)	83.16	34.95	978	1.31	1.31	(.73)
Class R-4:
9/30/2025	70.21	.23	4.42	4.65	(.45)	—	(.45)	74.41	6.67	558	1.00	1.00	.33
9/30/2024	58.42	.25	11.98	12.23	(.44)	—	(.44)	70.21	21.04	617	1.00	1.00	.38
9/30/2023	51.52	.27	6.63	6.90	—	—	—	58.42	13.35	585	1.01	1.01	.45
9/30/2022	87.46	(.04)	(28.50)	(28.54)	—	(7.40)	(7.40)	51.52	(35.38)	583	1.01	1.01	(.05)
9/30/2021	65.68	(.35)	23.40	23.05	—	(1.27)	(1.27)	87.46	35.37	987	1.01	1.01	(.43)

SMALLCAP World Fund / Prospectus 52

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-5E:
9/30/2025	$71.69	$.38	$4.49	$4.87	$(.59)	$—	$(.59)	$75.97	6.89%	$217.80%		.80%	.54%
9/30/2024	59.64	.39	12.23	12.62	(.57)	—	(.57)	71.69	21.29	205.81		.81	.59
9/30/2023	52.58	.40	6.76	7.16	(.10)	—	(.10)	59.64	13.56	166.81		.81	.66
9/30/2022	88.94	.11	(29.07)	(28.96)	—	(7.40)	(7.40)	52.58	(35.24)	138.81		.81	.17
9/30/2021	66.64	(.19)	23.76	23.57	—	(1.27)	(1.27)	88.94	35.63	188.80		.80	(.22)
Class R-5:
9/30/2025	74.56	.46	4.67	5.13	(.65)	—	(.65)	79.04	6.98	270.70		.70	.64
9/30/2024	61.99	.46	12.74	13.20	(.63)	—	(.63)	74.56	21.41	296.71		.71	.68
9/30/2023	54.65	.47	7.02	7.49	(.15)	—	(.15)	61.99	13.68	288.71		.71	.75
9/30/2022	92.04	.18	(30.17)	(29.99)	—	(7.40)	(7.40)	54.65	(35.18)	288.70		.70	.25
9/30/2021	68.86	(.11)	24.56	24.45	—	(1.27)	(1.27)	92.04	35.77	510.71		.71	(.13)
Class R-6:
9/30/2025	73.76	.51	4.61	5.12	(.69)	—	(.69)	78.19	7.04	31,296.65		.65	.71
9/30/2024	61.34	.50	12.58	13.08	(.66)	—	(.66)	73.76	21.46	26,519.66		.66	.74
9/30/2023	54.08	.50	6.95	7.45	(.19)	—	(.19)	61.34	13.76	20,160.66		.66	.82
9/30/2022	91.12	.23	(29.87)	(29.64)	—	(7.40)	(7.40)	54.08	(35.15)	16,261.65		.65	.33
9/30/2021	68.15	(.06)	24.30	24.24	—	(1.27)	(1.27)	91.12	35.84	19,437.66		.66	(.07)

53 SMALLCAP World Fund / Prospectus

	Year ended September 30,
	2025	2024	2023	2022	2021
Portfolio turnover rate for all share classes[11]	41%	32%	29%	32%	30%

1 Based on average shares outstanding.

2 Total returns exclude any applicable sales charges, including contingent deferred sales charges.

3 This column reflects the impact of certain waivers and/or reimbursements from Capital Research and Management Company and/or American Funds Service Company, if any.

4 Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.

5 All or a significant portion of assets in this class consisted of seed capital invested by Capital Research and Management Company and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

6 Amount less than $1 million.

7 Based on operations for a period that is less than a full year.

8 Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

9 Not annualized.

10 Annualized.

11 Rates do not include the fund’s portfolio activity with respect to any Central Funds.

SMALLCAP World Fund / Prospectus 54

Appendix

Sales charge waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. If you change intermediaries after you purchase fund shares, the policies and procedures of the new service provider (either your new intermediary or the fund’s transfer agent) will apply to your account. Those policies may be more or less favorable than those offered by the intermediary through which you purchased your fund shares. You should review any policy differences before changing intermediaries.

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

· Transaction size breakpoints, as described in this prospectus or the SAI

· Rights of accumulation (ROA), as described in this prospectus or the SAI

· Letter of intent, as described in this prospectus or the SAI

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

· Shares purchased by employer-sponsored retirement plans established prior to April 1, 2004 and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs

· Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

· Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus

55     SMALLCAP World Fund / Prospectus

elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

· Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

· Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

· Purchases of Class 529-A shares through a rollover from another 529 plan

· Purchases of Class 529 shares made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

· Redemptions due to death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

· Redemptions made in connection with a return of excess contributions from an IRA account

· Shares purchased through a Right of Reinstatement (as defined above)

· Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

D.A. Davidson & Co. (“D.A. Davidson”)

Front-end sales charge waivers on Class A shares available at D.A. Davidson (effective January 1, 2020)

· Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

· Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

SMALLCAP World Fund / Prospectus     56

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures

· D.A. Davidson has the authority to allow the purchase of Class A shares at net asset value for (1) rollovers to IRAs from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs, (2) rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian, or (3) IRA purchases so long as the proceeds are from the sale of shares from an American Funds Recordkeeper Direct retirement plan, PlanPremier retirement plan or 403(b) plan with Capital Bank and Trust Company as custodian and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA

CDSC Waivers on Classes A and C shares available at D.A. Davidson

• Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of American Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

57     SMALLCAP World Fund / Prospectus

Breakpoints

· Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus

Rights of Accumulation (“ROA”)

· The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of American Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”).  If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge

· The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level

· ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

Letter of Intent (“LOI”)

· Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met

· If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

· Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures

· Shares purchased in an Edward Jones fee-based program

SMALLCAP World Fund / Prospectus     58

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

· Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front end load and one of the following (“Right of Reinstatement“):

— The redemption and repurchase occur in the same account

— The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

· Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

· Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

· Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions

· Purchases of Class 529-A shares made for recontribution of refunded amounts

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

· The death or disability of the shareholder

· Systematic withdrawals with up to 10% per year of the account value

· Return of excess contributions from an Individual Retirement Account (IRA)

· Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

· Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

· Shares exchanged in an Edward Jones fee-based program

· Shares acquired through NAV reinstatement

· Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

· Initial purchase minimum: $250

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· Subsequent purchase minimum: none

Minimum Balances

· Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

— A fee-based account held on an Edward Jones platform

— A 529 account held on an Edward Jones platform

— An account with an active systematic investment plan or LOI

Exchanging Share Classes

· At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund, or Class R-4 shares for retirement plans, so long as the shareholder is eligible to purchase the Class A or R-4 shares pursuant to the prospectus.

Class A Sales Charge Waivers Available Through Farmers Financial Solutions

Farmers Financial Solutions has the authority to either (1) rollover shares from an employer sponsored retirement plan to Class A shares in an Individual Retirement Account (IRA) at net asset value or (2) allow the purchase of Class A shares at net asset value, so long as the proceeds are from the sale of shares from an employer sponsored retirement plan and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA.

Janney Montgomery Scott LLC (“Janney”)

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

· Shares acquired through a right of reinstatement

· Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and C shares available at Janney

· Shares sold upon the death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus

· Shares purchased in connection with a return of excess contributions from an IRA Account

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· Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus

· Shares sold to pay Janney fees but only if the transaction is initiated by Janney

· Shares acquired through a right of reinstatement

· Shares exchanged into the same share class of a different fund unless otherwise provided in the Prospectus

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

· Breakpoints as described in the fund’s Prospectus

· Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”

JP Morgan Securities LLC

Investors purchasing through JP Morgan Securities LLC may invest in Class 529-A shares at net asset value.

If you purchase or hold fund shares through an applicable JP Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of additional information.

Front-end sales charge waivers on Class A shares available at JP Morgan Securities LLC

· Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to JP Morgan Securities LLC’s policies relating to sales load discounts and waivers

· Shares purchased through rights of reinstatement

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased by employees and registered representatives of JP Morgan Securities LLC or its affiliates and their spouse or financial dependent

Class C to Class A share conversion

· A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with JP Morgan Securities LLC’s policies and procedures

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JP Morgan Securities LLC Class R-4 share employer-sponsored retirement plan eligibility

· Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or 501(c)(3) accounts

CDSC waivers on Class A and Class C shares available at JP Morgan Securities LLC

· Shares sold upon the death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Shares purchased in connection with a return of excess contributions from an IRA account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

· Shares acquired through a right of reinstatement

Front-end load discounts available at JP Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

· Breakpoints as described in the prospectus

· Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at JP Morgan Securities LLC. Eligible fund family assets not held at JP Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets

· Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through JP Morgan Securities LLC, over a 13-month period of time (if applicable)

Merrill Lynch, Pierce, Fenner & Smith (“Merrill Lynch”)

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill Lynch platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill Lynch at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill Lynch representative may ask for reasonable documentation of such facts and Merrill Lynch may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Lynch Sales Load Waiver and Discounts Supplement (the “Merrill Lynch SLWD Supplement") and in the Mutual Fund Investing at Merrill Lynch pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

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Front-end load waivers available at Merrill Lynch

· Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. Except as provided below, Class A shares are not currently available to new plans described in this waiver. Plans that invested in Class A shares of any of the funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge

· Shares purchased through a Merrill Lynch investment advisory program. Class A shares are not currently available in the programs described in this waiver

· Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill Lynch investment advisory program to a Merrill Lynch brokerage account

· Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

· Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill Lynch SLWD Supplement

· Shares purchased by eligible employees of Merrill Lynch or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Lynch Household (as defined in the Merrill Lynch SLWD Supplement)

· Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g., the fund’s officers or trustees)

· Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) waivers on front-end, back-end, and level load shares available at Merrill Lynch

· Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

· Shares sold pursuant to a systematic withdrawal program subject to Merrill Lynch’s maximum systematic withdrawal limits as described in the Merrill Lynch SLWD Supplement

· Shares sold due to return of excess contributions from an IRA account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulations

· Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, SIMPLE IRAs, SARSEPs or

63     SMALLCAP World Fund / Prospectus

Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end load discounts available at Merrill Lynch: breakpoints, rights of accumulation & letters of intent

· Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill Lynch permits to be assessed to a front-end load purchase, as described in the Merrill Lynch SLWD Supplement

· Rights of Accumulation (ROA), as described in the Merrill Lynch SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Lynch Household

· Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill Lynch, in accounts within your Merrill Lynch Household, as further described in the Merrill Lynch SLWD Supplement

CollegeAmerica accounts

If clients establish or hold their CollegeAmerica 529 Plan (Plan) accounts on the Merrill Lynch omnibus platform, the features and policies related to share class sales charges (including contingent deferred sales charges (CDSC), if any), share class sales charge waivers or discounts, letters of intent (LOI) and reinstatement privileges, and Class 529-C share conversion period will be different than referenced in this document and will be governed by the Merrill Lynch 529 Account Unit Class Disclosure and Terms and Conditions (T&Cs) provided to clients by Merrill Lynch prior to establishing their Plan account.

Except as described in this Merrill Lynch specific section of this document and the T&Cs, Merrill Lynch does not offer any initial sales charge discounts, CDSC waivers, LOI or reinstatement privileges in the 529 plans offered on the Merrill Lynch omnibus platform (the “529 Discounts, Waivers and Privileges”). To receive the 529 Discounts, Waivers, and Privileges not offered by Merrill Lynch, clients will have to invest in the Plan directly or through another intermediary.

Before investing in the Plan through Merrill Lynch, clients should consider the potential benefits and importance to them of such 529 Discounts, Waivers, and Privileges.

For additional information on the Discounts, Waivers, and Privileges and Merrill Lynch’s policies, clients are encouraged to contact their financial advisor or refer to the T&C.

If clients establish or hold their Plan accounts on the Merrill Lynch omnibus platform, then the share class (described as unit class in the T&Cs) their account will purchase will generally be based on their eligible assets or meeting other eligibility criteria as set forth in the T&Cs. The Plan offered by Merrill Lynch on its omnibus platform will have two share classes – Class 529-A share and Class 529-C share–each with its own fee and expense structure. Each account will purchase a specific share class when an initial or subsequent contribution is credited to the account. The share class will be automatically determined at the time of the contribution based on the participant’s eligible assets and/or meeting other eligibility criteria. Clients will not be able to select the share class. Among other things, Class 529-C shares will be automatically converted to Class 529-A shares (not subject to an initial sales charge) after four years from their respective dates of purchase. If the Plan

SMALLCAP World Fund / Prospectus     64

permits Class 529-C shares’ conversion sooner than four years, such earlier conversion date will automatically apply.

For additional information, clients are encouraged to contact their financial advisor or refer to the T&Cs.

Morgan Stanley Wealth Management (“Morgan Stanley”)

Morgan Stanley Class A share front-end sales charge waiver

Morgan Stanley clients purchasing or converting to Class A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

· Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

· Class C (level load) share positions that are no longer subject to a contingent deferred sales charge and are converted to a Class A share in the same fund pursuant to Morgan Stanley’s share class conversion program

· Morgan Stanley, on your behalf, can convert Class F-1 shares to Class A shares without a front-end sales charge if they were initially transferred to the transactional brokerage account or converted from Class C shares

· Shares purchased from the proceeds of redemptions within the same fund family under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales load. This waiver is not available for 529 Plan accounts maintained through Morgan Stanley. Investors wishing to utilize this privilege will need to do so through an account held directly with the Plan or a financial intermediary that supports this feature

· Investors purchasing through a Morgan Stanley self-directed brokerage account and/or E*TRADE from Morgan Stanley may invest in Class A shares without a front-end sales charge

Morgan Stanley clients purchasing or converting to Class 529-A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Shares purchased through a rollover from another 529 plan

· Recontribution(s) of a refunded qualified higher education expense

Unless specifically described above, no other front-end load waivers are available to mutual fund purchases by Morgan Stanley clients.

Morgan Stanley Class R-4 share employer-sponsored retirement plan eligibility

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans.

Northwestern Mutual Investment Services, LLC (“NMIS”)

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Rights of accumulation on SIMPLE IRAs held at NMIS

Effective March 31, 2022, for SIMPLE IRA plans where the plan is held on the SIMPLE IRA platform at NMIS through its clearing firm, Pershing LLC, each linked participant account will be aggregated at either the plan level or the individual level for rights of accumulation (ROA), depending on which aggregation method results in a greater breakpoint discount on front-end sales charges for the participant.

Class A and C share purchases in owner-only 401(k) plans held at NMIS

For 401(k) plans held at NMIS through its clearing firm, Pershing LLC, that cover only owners and their spouses and are not subject to ERISA, participants may purchase Class A shares with the applicable front-end sales charge or Class C shares with the applicable contingent deferred sales charge, in accordance with NMIS’s share class policies applicable to such plans.

Oppenheimer & Co., Inc. (“OPCO”)

Effective June 1, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at OPCO

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

· Employees and registered representatives of OPCO or its affiliates and their family members

· Directors or trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC waivers on Class A and C shares available at OPCO

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

· Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

· Shares acquired through a right of reinstatement

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Front-end load discounts available at OPCO: breakpoints, rights of accumulation and letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Classes A and 529-A shares available at Raymond James

· Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

· Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

· A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

· Purchases of Class 529-A shares through a rollover from another 529 plan

CDSC waivers on Classes A and C shares available at Raymond James

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

· Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

67     SMALLCAP World Fund / Prospectus

· Breakpoints as described in this prospectus

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Robert W. Baird & Co. Incorporated (“Baird”)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares available at Baird

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

· Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

· Shares purchased from the proceeds of redemptions from another fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

· Charitable accounts in a transactional brokerage account at Baird

CDSC waivers on Class A and C shares available at Baird

· Shares sold due to death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Shares bought due to returns of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

· Shares sold to pay Baird fees but only if the transaction is initiated by Baird

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Baird: breakpoints and/or rights of accumulation

· Breakpoints as described in this prospectus

· Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at

SMALLCAP World Fund / Prospectus     68

Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (“Stifel”) and its broker dealer affiliates

Shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.

Class A Shares

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

· Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the American Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A money market funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets

· The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level

Front-end sales charge waivers on Class A shares available at Stifel

Sales charges may be waived for the following shareholders and in the following situations:

· Class C shares that have been held for more than seven (7) years may be converted to Class A or other Front-end share class(es) of the same fund pursuant to Stifel's policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply

· Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel

· Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family

· Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e., systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel’s account maintenance fees are not eligible for rights of reinstatement

· Shares from rollovers into Stifel custodied IRA from retirement plans

69     SMALLCAP World Fund / Prospectus

· Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

· Purchases of Class 529-A shares through a rollover from another 529 plan

· Purchases of Class 529-A shares made for reinvestment of refunded amounts

CDSC Waivers on Class A and C Shares

· Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary

· Shares sold as part of a systematic withdrawal plan not to exceed 12% annually

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

· Shares acquired through a right of reinstatement

· Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel

Share Class Conversions in Advisory Accounts

Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

U.S. Bancorp Investments, Inc.

Class C to Class A share conversions at U.S. Bancorp Investments, Inc.

Effective November 30, 2020, a shareholder in the fund’s Class C shares will have their shares systematically converted at net asset value to Class A shares of the same fund in the month of the six-year anniversary of the purchase date, if the shares are no longer subject to a CDSC and the conversion is consistent with U.S. Bancorp Investments, Inc. share class exchange policy. This policy does not apply to accounts held with the fund’s transfer agent. Accounts held with the fund’s transfer agent will convert pursuant to the fund’s policy described in this prospectus.

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For shareholder services and 24-hour information	American Funds Service Company (800) 421-4225 capitalgroup.com For Class R share information, visit AmericanFundsRetirement.com
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company (800) 421-4225, ext. 529
Telephone calls you have with Capital Group may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to Capital Group on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders and Form N-CSR Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in the Form N-CSR on file with the U.S. Securities and Exchange Commission (“SEC”). In the fund’s annual report, you will find a summary discussion of the key market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semi-annual financial statements.

Program description The CollegeAmerica 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the SEC. These and other related materials about the fund are available for review on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov. The codes of ethics, current SAI, shareholder reports and other information such as the fund’s financial statements are also available, free of charge, on our website, capitalgroup.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, capitalgroup.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the fund at 6455 Irvine Center Drive, Irvine, California 92618.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-035-1225P Litho in USA CGD/TM/8018 Investment Company File No. 811-05888

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	JULIE E. LAWTON
JULIE E. LAWTON
SECRETARY

SMALLCAP World Fund,® Inc.

Part B
Statement of Additional Information

December 1, 2025

This document is not a prospectus but should be read in conjunction with the current prospectus of SMALLCAP World Fund (the “fund”) dated December 1, 2025. You may obtain a prospectus from your financial professional, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

SMALLCAP World Fund, Inc.
Attention: Secretary

6455 Irvine Center Drive
Irvine, California 92618

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial professional, investment dealer, plan recordkeeper or employer for more information.

Class A	SMCWX	Class 529-A	CSPAX	Class R-1	RSLAX
Class C	SCWCX	Class 529-C	CSPCX	Class R-2	RSLBX
Class T	TSFFX	Class 529-E	CSPEX	Class R-2E	RSEBX
Class F-1	SCWFX	Class 529-T	TWSFX	Class R-3	RSLCX
Class F-2	SMCFX	Class 529-F-1	CSPFX	Class R-4	RSLEX
Class F-3	SFCWX	Class 529-F-2	FSWFX	Class R-5E	RSLDX
		Class 529-F-3	FSFWX	Class R-5	RSLFX
				Class R-6	RLLGX

Table of Contents

Item	Page no.

Certain investment limitations and guidelines	2
Description of certain securities, investment techniques and risks	4
Fund policies	25
Management of the fund	27
Execution of portfolio transactions	58
Disclosure of portfolio holdings	62
Price of shares	64
Taxes and distributions	67
Purchase and exchange of shares	71
Sales charges	76
Sales charge reductions and waivers	79
Selling shares	84
Shareholder account services and privileges	85
General information	88
Appendix	99

Investment portfolio
Financial statements

SMALLCAP World Fund — Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Equity securities – small capitalization issuers

· Normally the fund invests at least 80% of its net assets in common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, including growth-oriented stocks. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations within or below the capitalization range of companies included in the MSCI All Country World Small Cap Index or the Russell 2000 Index, measured based on the maximum market capitalization of companies in either index within the last 12 months. As of August 31, 2025, the largest company in the MSCI All Country World Small Cap Index had a market capitalization of approximately $25.9 billion and the largest company in the Russell 2000 Index had a market capitalization of approximately $20.9 billion. The market capitalization of the companies included in the MSCI All Country World Small Cap Index and the Russell 2000 Index will change with market conditions. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold.

Investing outside the United States

· Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets. (See “Investing outside the U.S.” below for more information.)

· For purposes of determining whether an investment is made in a particular country or geographic region, the fund’s investment adviser will generally look to the domicile of the issuer in the case of equity securities or to the country to which the security is tied economically in the case of debt securities. In doing so, the fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including when relevant data is unavailable or the nature of a holding warrants special considerations), the adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.

Debt instruments

· The fund may invest up to 10% of its assets in straight debt securities rated Baa1 or below and BBB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined to be of equivalent quality.

· The fund currently intends to consider the ratings from Moody’s Investors Service, S&P Global Ratings and Fitch Ratings. If agency ratings of a security differ, the security will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

SMALLCAP World Fund — Page 2

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

SMALLCAP World Fund — Page 3

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objective, strategies and risks.”

Market conditions – The value of, and the income generated by, the securities in which the fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, trading and tariff arrangements, social unrest, natural disasters, the spread of infectious illness or other public health threats, or bank failures could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The fund could be negatively impacted if the value of a portfolio holding were harmed by such conditions or events.

Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, bank failures or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the fund’s investments and operation of the fund. These events could disrupt businesses that are integral to the fund’s operations or impair the ability of employees of fund service providers to perform essential tasks on behalf of the fund.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs and significantly lower interest rates. These actions have resulted in significant expansion of public debt and may result in greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

SMALLCAP World Fund — Page 4

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.

Investing in smaller capitalization stocks — Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the fund emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks. The fund determines relative market capitalizations using U.S. standards. Accordingly, the fund's investments in certain companies outside the United States may have larger market capitalizations relative to other companies within those countries.

Capital Research and Management Company (the “investment adviser”) believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates that exceed those of larger companies and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets, and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Also, their securities may be less liquid or illiquid (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Investing in private companies — The fund may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the fund from selling its company shares for a period of time following the public offering.

Investments in private companies can offer the fund significant growth opportunities at attractive prices. However, these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Debt instruments — Debt securities, also known as “fixed income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations

SMALLCAP World Fund — Page 5

will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of countries, particularly emerging markets, also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. As discussed under “Market conditions” above in this statement of additional information, governments and quasi-governmental authorities may take actions to support local and global economies and financial markets during periods of economic crisis, including direct capital infusions into companies, new monetary programs and significantly lower interest rates. Such actions may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

SMALLCAP World Fund — Page 6

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and

SMALLCAP World Fund — Page 7

economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls, sanctions, or punitive taxes that could adversely impact the value of these securities. To the extent the fund invests in securities that are denominated in currencies

SMALLCAP World Fund — Page 8

other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

In countries where direct foreign investment is limited or prohibited, the fund may invest in operating companies based in such countries through an offshore intermediary entity that, based on contractual agreements, seeks to replicate the rights and obligations of direct equity ownership in such operating company. Because the contractual arrangements do not in fact bestow the fund with actual equity ownership in the operating company, these investment structures may limit the fund’s rights as an investor and create significant additional risks. For example, local government authorities may determine that such structures do not comply with applicable laws and regulations, including those relating to restrictions on foreign ownership. In such event, the intermediary entity and/or the operating company may be subject to penalties, revocation of business and operating licenses or forfeiture of foreign ownership interests, and the fund’s economic interests in the underlying operating company and its rights as an investor may not be recognized, resulting in a loss to the fund and its shareholders. In addition, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of such arrangements, including those relating to the distribution of the funds among the entities. These

SMALLCAP World Fund — Page 9

special investment structures may also be disregarded for tax purposes by local tax authorities, resulting in increased tax liabilities, and the fund’s control over – and distributions due from – such structures may be jeopardized if the individuals who hold the equity interest in such structures breach the terms of the agreements. While these structures may be widely used to circumvent limits on foreign ownership in certain jurisdictions, there is no assurance that they will be upheld by local regulatory authorities or that disputes regarding the same will be resolved consistently.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.” For example, the investment adviser currently expects that most countries not designated as developed markets by MSCI Inc. (“MSCI”) will be treated as emerging markets for equity securities, and that most countries designated as emerging markets by J.P. Morgan or, if not available, Bloomberg will be treated as emerging markets for debt securities.

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation, governmental restrictions that limit or otherwise delay the fund's ability to convert or repatriate currencies and currency devaluations.

Government regulation — Certain emerging markets lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and may not honor legal rights or protections enjoyed by investors in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging markets. While the fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging markets, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

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Less developed securities markets — Emerging markets may be less well-developed and regulated than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in emerging markets are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through which the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in emerging markets frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Limited market information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. For example, due to jurisdictional limitations, the Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. reporting companies, may be unable to inspect the audit work and practices of PCAOB-registered auditing firms in certain emerging markets. As a result, there is greater risk that financial records and information relating to an issuer’s operations in emerging markets will be incomplete or misleading, which may negatively impact the fund’s investments in such company. When faced with limited market information, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency or accuracy of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among emerging markets and, in some cases, is comparatively high. In addition, emerging markets typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Remedies — Emerging markets may offer less protection to investors than U.S. markets and, in the event of investor harm, there may be substantially less recourse available to the fund and its shareholders. In addition, as a matter of law or practicality, the fund and its shareholders - as well as U.S. regulators - may encounter substantial difficulties in obtaining and enforcing judgments and other actions against non-U.S. individuals and companies.

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Investing through Stock Connect — The fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) and on the Shenzhen Stock Exchange (“SZSE”, and together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact the fund’s rights with respect to the securities. For example, a stock may be recalled from the scope of securities traded on the SSE or SZSE eligible for trading via Stock Connect for various reasons, and in such event the stock can be sold but is restricted from being bought.  In such event, the investment adviser’s ability to implement the fund’s investment strategies may be adversely affected. As Stock Connect is still relatively new, investments made through Stock Connect are subject to relatively new trading, clearance and settlement procedures and there are no assurances that the necessary systems to run the program will function properly. In addition, Stock Connect is subject to aggregate and daily quota limitations on purchases and permitted price fluctuations.  As a result, the fund may experience delays in transacting via Stock Connect and there can be no assurance that a liquid market on the Exchanges will exist. Since Stock Connect only operates on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days, the fund’s ownership interest in securities traded through Stock Connect may not be reflected directly and the fund may be subject to the risk of price fluctuations in China A-shares when Stock Connect is not open to trading. Changes in Chinese tax rules may also adversely affect the fund’s performance. The fund’s shares are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the United States and investing in emerging markets.

Synthetic local access instruments — Participation notes, market access warrants and other similar structured investment vehicles (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance of a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transaction costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.

Investments in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.

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Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. The fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if the fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the fund’s adviser under a liquidity risk management program adopted by the fund’s board and administered by the fund’s adviser. The fund may incur significant additional costs in disposing of illiquid securities.

Loan assignments and participations — The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

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Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and will be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for the fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, a limited number of investors may be interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

Warrants and rights — Warrants and rights may be acquired by the fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Currency transactions — The fund may enter into currency transactions on a spot (i.e., cash) basis at the prevailing rate in the currency exchange market to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, the fund may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately

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negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell a non-U.S. currency against another non-U.S. currency.

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent the fund from entering into foreign currency transactions, force the fund to exit such transactions at an unfavorable time or price or result in penalties to the fund, any of which may result in losses to the fund.

Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

The realization of gains or losses on foreign currency transactions will usually be a function of the investment adviser’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency.

Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause the fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. Forward currency contracts are considered derivatives. Accordingly, under the SEC’s rule applicable to the fund’s use of derivatives, a fund’s obligations with respect to these instruments will depend on the fund’s aggregate usage of and exposure to derivatives, and the fund’s usage of forward currency contracts is subject to written policies and procedures reasonably designed to manage the fund’s derivatives risk.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code of 1986 as amended (the "Code") and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

Indirect exposure to cryptocurrencies – Cryptocurrencies are digital assets which may act as a store of wealth, a medium of exchange or an investment asset. There are thousands of cryptocurrencies, such as bitcoin. Although the fund has no current intention of directly investing in cryptocurrencies, some issuers accept cryptocurrency for payment of services, use cryptocurrencies as reserve assets and/or invest in cryptocurrencies, and the fund may have exposure to cryptocurrencies through investments in

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securities of such issuers. The fund may also invest in securities of issuers which provide cryptocurrency-related services.

Cryptocurrencies are subject to fluctuations in value. Cryptocurrencies are not backed by any government, corporation or other identified body. Rather, the value of a cryptocurrency is determined by other factors, such as the perceived future prospects or the supply and demand for such cryptocurrency in the global market for the trading of cryptocurrency. Cryptocurrencies may trade on platforms which are largely unregulated and may be more exposed to operational or technical issues as well as fraud or manipulation in comparison to established, regulated exchanges for securities, derivatives and traditional currencies. The values of cryptocurrencies have been, and may in the future continue to be, highly volatile and subject to sudden and significant increases and declines. The value of a cryptocurrency may decline precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a loss of confidence in its network or a change in user preference to other cryptocurrencies. The value of securities of issuers with significant holdings of cryptocurrencies may be subject to, among other things, fluctuations in the value of such cryptocurrencies, and such issuers may experience custody issues and/or lose their cryptocurrency holdings through theft, hacking, or technical glitches in the applicable blockchain. The fund may experience losses as a result of the decline in value of its securities of issuers that own cryptocurrencies or which provide cryptocurrency-related services. If an issuer that owns cryptocurrencies intends to pay a dividend using such holdings or to otherwise make a distribution of such holdings to its stockholders, such dividends or distributions may face regulatory, operational and technical issues.

Factors affecting the further development, use, and exchange of cryptocurrency include, but are not limited to: continued worldwide growth of, or possible cessation of or reversal in, the adoption and use of cryptocurrencies and other digital assets; the developing regulatory environment relating to cryptocurrencies, including the characterization of cryptocurrencies as currencies, commodities, or securities, the tax treatment of cryptocurrencies, and government and quasi-government regulation or restrictions on, or regulation of access to and operation of, cryptocurrency networks and the exchanges on which cryptocurrencies trade, including anti-money laundering regulations and requirements; perceptions regarding the environmental impact of a cryptocurrency; changes in consumer demographics and public preferences; general economic conditions; maintenance and development of open-source software protocols; the availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and/or value of, other cryptocurrencies.

Repurchase agreements — The fund may enter into repurchase agreements, or “repos”, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by the fund that is collateralized by the security purchased. Repos permit the fund to maintain liquidity and earn income over periods of time as short as overnight.

The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos and centrally cleared or “sponsored” repos, a third-party custodian, either a clearing bank in the case of tri-party repos or a central clearing counterparty in the case of centrally cleared repos, facilitates repo clearing and settlement, including by providing collateral management services. In bilateral repos, the parties themselves are responsible for settling transactions.

The fund will only enter into repos involving securities of the type in which it could otherwise invest. If the seller under the repo defaults, the fund may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the

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collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the U.S. Department of Veterans Affairs (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank of the United States (“Exim Bank”), the U.S. International Development Finance Corporation (“DFC”), the Commodity Credit Corporation (“CCC”) and the U.S. Small Business Administration (“SBA”).

Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, among other things, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter). However, from time to time, a high national debt level, and uncertainty regarding negotiations to increase the U.S. government’s debt ceiling and periodic legislation to fund the government, could increase the risk that the U.S. government may default on its obligations and/or lead to a downgrade of the credit rating of the U.S. government. Such an event could adversely affect the value of investments in securities backed by the full faith and credit of the U.S. government, cause the fund to suffer losses and lead to significant disruptions in U.S. and global markets. Regulatory or market changes or conditions could increase demand for U.S. government securities and affect the availability of such instruments for investment and the fund's ability to pursue its investment strategies.

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie

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Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Commercial paper — The fund may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.

Commercial paper in which the fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however,

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Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by the fund. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the fund’s board of directors.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement, and when the fund agrees to sell such securities, it assumes the risk of any increase in value of the security. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund may roll such transactions in lieu of taking physical delivery of the contract’s underlying assets on the settlement date. When rolling the purchase of these types of transactions, the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. When rolling the sale of these types of transactions, the fund purchases mortgage-backed securities for delivery in the current month and simultaneously contracts to sell substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price.

When rolling these types of transactions, during the period between the initial sale (or purchase) and subsequent repurchase (or sale) (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the price differential between the original and new contracts (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of any sales. The fund also takes the risk that market prices or characteristics of the underlying mortgage-backed securities may move unfavorably between the original and new contracts. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy or sell back the mortgage-backed securities it initially either sold or purchased, respectively. These transactions are accounted for as purchase and sale transactions, which contribute to the fund’s portfolio turnover rate.

With TBA transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards. The fund will not use these transactions for the purpose of leveraging. Although these transactions will not be entered into for leveraging purposes, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

When the fund enters into a TBA commitment for the sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date (which may be referred to as having a short position in such TBA securities), the fund may or may not hold the types of mortgage-backed securities required to be delivered. To the extent the fund has sold such a security on a when-issued, delayed delivery, or forward commitment basis, the fund would not participate in future gains or losses with respect to the security if the fund holds such security. If the other party to a transaction fails to pay for the securities, the fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.

SMALLCAP World Fund — Page 20

Under the SEC’s rule applicable to the fund’s use of derivatives, when issued, forward-settling and nonstandard settlement cycle securities, as well as TBAs and roll transactions, will be treated as derivatives unless the fund intends to physically settle these transactions and the transactions will settle within 35 days of their respective trade dates.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, “ransomware” attacks, injection of computer viruses or malicious software code, or the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices that are used directly or indirectly by the fund or its service providers through “hacking” or other means. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may, among other things, cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, or may result in the misappropriation, unauthorized release or other misuse of the fund’s assets or sensitive information (including shareholder personal information or other confidential information), the inability of fund shareholders to transact business, or the destruction of the fund’s physical infrastructure, equipment or operating systems. These, in turn, could cause the fund to violate applicable privacy and other laws and incur or suffer regulatory penalties, reputational damage, additional costs (including compliance costs) associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

Inflation/Deflation risk — The fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund‘s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation or inflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the fund‘s assets.

SMALLCAP World Fund — Page 21

Interfund borrowing and lending — Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the fund may lend money to, and borrow money from, other funds advised by Capital Research and Management Company or its affiliates. The fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Affiliated investment companies — The fund may purchase shares of certain other investment companies managed by the investment adviser or its affiliates (“Central Funds”). The risks of owning another investment company are similar to the risks of investing directly in the securities in which that investment company invests. Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. Any investment in another investment company will be consistent with the fund’s objective(s) and applicable regulatory limitations. Central Funds do not charge management fees. As a result, the fund does not bear additional management fees when investing in Central Funds, but the fund does bear its proportionate share of Central Fund expenses.

SMALLCAP World Fund — Page 22

Securities lending activities – The fund may lend portfolio securities to brokers, dealers or other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. While portfolio securities are on loan, the fund will continue to receive the equivalent of the interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund will not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall each loan to vote on proposals, including proposals involving material events affecting securities loaned. The fund has delegated the decision to lend portfolio securities to the investment adviser. The adviser also has the discretion to consent on corporate actions and to recall securities on loan to vote. In the event the adviser deems a corporate action or proxy vote material, as determined by the adviser based on factors relevant to the fund, it will use reasonable efforts to recall the securities and consent to or vote on the matter.

Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund’s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected. The fund will make loans only to parties deemed by the fund’s adviser to be in good standing and when, in the adviser’s judgment, the income earned would justify the risks.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the fund. As the securities lending agent, JPMorgan administers the fund’s securities lending program pursuant to the terms of a securities lending agent agreement entered into between the fund and JPMorgan. Under the terms of the agreement, JPMorgan is responsible for making available to approved borrowers securities from the fund’s portfolio. JPMorgan is also responsible for the administration and management of the fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrowers, arranging for the investment of collateral received from borrowers, and arranging for the return of loaned securities to the fund in accordance with the fund’s instructions or at loan termination. As compensation for its services, JPMorgan receives a portion of the amount earned by the fund for lending securities.

The following table sets forth, for the fund’s most recently completed fiscal year, the fund’s dollar amount of income and fees and/or other compensation related to its securities lending activities. Net income from securities lending activities may differ from the amount reported in the fund’s Form N-CSR, which reflects estimated accruals.

Gross income from securities lending activities	$43,475,000
Fees paid to securities lending agent from a revenue split	1,489,000
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	13,693,000
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	15,182,000
Net income from securities lending activities	28,293,000

* * * * * *

SMALLCAP World Fund — Page 23

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

The fund’s portfolio turnover rates for the fiscal years ended September 30, 2025 and 2024 were 41% and 32%, respectively. Variations in turnover rates are due to changes in trading activity during the period. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year.

SMALLCAP World Fund — Page 24

Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

SMALLCAP World Fund — Page 25

Additional information about the fund‘s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time of borrowing and thereafter.

For purposes of fundamental policies 1a and 1e, the fund may borrow money from, or loan money to, other funds managed by Capital Research and Management Company or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, the fund is permitted to enter into derivatives and certain other transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, in accordance with current SEC rules and interpretations.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objective(s) and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. government, its agencies or U.S. government sponsored enterprises or repurchase agreements with respect thereto.

SMALLCAP World Fund — Page 26

Management of the fund

Board of directors and officers

Independent directors1

The fund’s nominating and governance committee and board select independent directors with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent directors who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent director has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent directors draw in connection with their service, the following table summarizes key experience for each independent director. These references to the qualifications, attributes and skills of the directors are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any director or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent directors is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

SMALLCAP World Fund — Page 27

Name, year of birth and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director during the past five years	Other relevant experience
Joseph J. Bonner, 1955 Director (2019)	President and CEO, Solana Beach Capital LLC (real estate advisory); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank)	3	Extra Space Storage	· Advisory board service for real estate investment management firm · Board service for educational and nonprofit organizations · MBA · MS, Civil Engineering, BArch, Architecture
Cecilia V. Estolano, 1966 Director (2022)	Founder and CEO of Estolano Advisors (urban planning and public policy consultancy); CEO of Better World Group (boutique environmental advocacy consultancy)	3	None

· Senior management experience for public policy, environmental, redevelopment and governmental agencies

· Experience as land use and environmental lawyer

· Board service for the arts, educational, public policy, urban planning, charitable and other nonprofit organizations

· MA, Urban Planning; JD

John G. Freund, MD, 1953 Chair of the Board (Independent and Non-Executive) (2000)	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995 - 2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016 - 2020)	15	Collegium Pharmaceutical, Inc.; SI – Bone, Inc. Former director of Proteon Therapeutics, Inc. (until 2020); Tetraphase Pharmaceuticals, Inc. (until 2020); Sutro Biopharma, Inc. (until 2025	· Experience in investment banking and senior management at multiple venture capital firms, a medical device company and a biopharmaceutical company · Corporate board experience · MD, MBA

SMALLCAP World Fund — Page 28

Name, year of birth and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director during the past five years	Other relevant experience
Yvonne L. Greenstreet, 1962 Director (2019)	Chief Executive Officer, Alnylam Pharmaceuticals, Inc.	3	Former director of Argenx (a global immunology company) (until 2022); Pacira, Inc. (pharmaceuticals) (until 2023)

· Senior management experience in the global pharmaceutical and life sciences industries, including research and development, strategy and commercial development

· Board service for philanthropic, educational and nonprofit organizations

· MBA, MBChB

Martin E. Koehler, 1957 Director (2021)	Independent management consultant	6	Former director of Deutsche Lufthansa AG (until 2020)	· Senior management experience · Corporate board experience · Service on advisory and trustee boards for charitable and nonprofit organizations · MBA · MS, industrial engineering
Sharon I. Meers, 1965 Director (2017)	Co-Founder and President, Midi Health, Inc. (a women’s telehealth company)	7	None

· Service as head of strategic partnerships, ecommerce company

· Experience in investment banking and senior management experience in business development, operations and investment management

· Service on trustee boards for nonprofit organizations

· MA, economics

SMALLCAP World Fund — Page 29

Name, year of birth and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director during the past five years	Other relevant experience
Kenneth M. Simril, 1965 Director (2016)	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing); former President and CEO, Fleischmann’s Ingredients (2016 – 2022)	10	Bunge Limited (agricultural business and food company) Former director of At Home Group Inc. (until 2021)

· Service as operating executive in various private equity-owned companies

· Experience in international business affairs, capital markets and risk management

· Independent trustee and advisor for city and county public pension plans

· MBA, finance, BS, engineering

Christopher E. Stone, 1956 Director (2007)	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government	12	None

· Service on advisory and trustee boards for charitable, international jurisprudence and nonprofit organizations

· Former professor, practice of criminal justice

· Former president of a large complex of global philanthropies

· JD, MPhil, criminology

SMALLCAP World Fund — Page 30

Interested director(s)5,6

Interested directors have similar qualifications, skills and attributes as the independent directors. Interested directors are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund‘s service providers also permit the interested directors to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a director/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director during the past five years
Brady L. Enright, 1967 Director (2004)	Partner – Capital World Investors, Capital Research and Management Company	3	None
Anne-Marie Peterson, 1972 Director (2019)	Partner – Capital World Investors, Capital Research and Management Company	3	None

Other officers6

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Julian N. Abdey, 1972 Co-President (2014)	Partner – Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*
Bradford F. Freer, 1969 Co-President (2008)	Partner – Capital Research Global Investors, Capital Research and Management Company
Dimitrije M. Mitrinovic, 1977 Co-President (2019)	Partner – Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Principal Executive Officer and Executive Vice President (2014)	Senior Vice President – Legal and Compliance Group, Capital Research and Management Company
Julie E. Lawton, 1973 Secretary (2010)	Assistant Vice President – Legal and Compliance Group, Capital Research and Management Company; Secretary, Capital Research Company*
Hong T. Le, 1978 Treasurer (2018)	Vice President – Investment Operations, Capital Research and Management Company
Melissa Leyva, 1976 Assistant Secretary (2023)	Associate – Legal and Compliance Group, Capital Research and Management Company

SMALLCAP World Fund — Page 31

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Sandra Chuon, 1972 Assistant Treasurer (2019)	Vice President – Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer (2016-2018;2020)	Senior Vice President – Investment Operations, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1 The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the 1940 Act.

2 Directors and officers of the fund serve until their resignation, removal or retirement.

3 Funds managed by Capital Research and Management Company or its affiliates.

4 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each director as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

5 The term interested director refers to a director who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6 All of the directors and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all directors and officers of the fund is 6455 Irvine Center Drive, Irvine, California 92618, Attention: Secretary.

SMALLCAP World Fund — Page 32

Fund shares owned by directors as of December 31, 2024:

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds overseen by director in same family of investment companies as the fund	Dollar range[1,2] of independent directors deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent directors deferred compensation[3] allocated to all funds overseen by director in same family of investment companies as the fund
Independent directors
Joseph J. Bonner	$50,001 – $100,000	Over $100,000	$50,001 – $100,000	Over $100,000
Cecilia V. Estolano	$10,001 – $50,000	Over $100,000	N/A	N/A
John G. Freund	None	Over $100,000	N/A	Over $100,000
Yvonne L. Greenstreet	$1 – $10,000	$10,001 – $50,000	Over $100,000	Over $100,000
Martin E. Koehler	None	Over $100,000	$10,001 – $50,000	Over $100,000
Sharon I. Meers	$10,001 – $50,000	Over $100,000	$50,001 – $100,000	Over $100,000
Kenneth M. Simril	$50,001 – $100,000	Over $100,000	N/A	N/A
Christopher E. Stone	Over $100,000	Over $100,000	N/A	Over $100,000

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds overseen by director in same family of investment companies as the fund

Interested directors
Brady L. Enright	Over $100,000	Over $100,000
Anne-Marie Peterson	Over $100,000	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 N/A indicates that the listed individual, as of December 31, 2024, was not a director of the fund (or, as applicable, other funds in the same family of investment companies as the fund), did not allocate deferred compensation to the fund, or did not participate in the deferred compensation plan.

3 Eligible directors may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the director accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the director.

SMALLCAP World Fund — Page 33

Director compensation — No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent directors listed in the “Board of directors and officers — Independent directors” table under the “Management of the fund” section in this statement of additional information, all other officers and directors of the fund are directors, officers or employees of the investment adviser or its affiliates. The board typically meets either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent director an annual retainer fee based primarily on the total number of board clusters which that independent director serves. Board and committee chairs receive additional fees for their services.

The fund and the other funds served by each independent director each pay a portion of these fees.

No pension or retirement benefits are accrued as part of fund expenses. Generally, independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

SMALLCAP World Fund — Page 34

Director compensation earned during the fiscal year ended September 30, 2025:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
Joseph J. Bonner[2]	$38,195	$256,500
Cecilia V. Estolano	36,706	246,500
John G. Freund[2]	26,419	521,750
Yvonne L. Greenstreet[2]	36,706	246,500
Martin E. Koehler[2]	24,421	338,000
Sharon I. Meers[2]	25,910	375,000
Kenneth M. Simril	26,563	375,000
Christopher E. Stone[2]	19,842	465,750

1 Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended September 30, 2025 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2 Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2025 fiscal year for participating directors is as follows: Joseph J. Bonner ($60,549), John G. Freund ($4,385,986), Yvonne L. Greenstreet ($297,639), Martin E. Koehler ($15,226), Sharon I. Meers ($375,600) and Christopher E. Stone ($227,190). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.

SMALLCAP World Fund — Page 35

Fund organization and the board of directors — The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on December 18, 1989. Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund’s board, which meets periodically and performs duties required by applicable state and federal laws.

At a meeting of the fund’s shareholders on November 24, 2009, shareholders approved the reorganization of the fund to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the fund can be found in a joint proxy statement available on the SEC’s website at sec.gov.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund’s charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, Commonwealth Savers PlanSM (formerly, Virginia529) will vote any proxies relating to the fund’s Class 529 shares. In addition, the directors have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund’s articles of incorporation and by-laws, as well as separate indemnification agreements with independent directors, provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful

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misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of directors by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. In addition, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent director who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent directors in executive session, facilitating communication with committee chairs, and serving as the principal independent director contact for fund management and counsel to the independent directors and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund‘s investments, integrity of cash movements, financial reporting, operations and compliance. The board of directors oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund‘s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund‘s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of directors — The fund has an audit committee comprised of Joseph J. Bonner, Cecilia V. Estolano, Sharon I. Meers and Christopher E. Stone. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of directors. The audit committee held five meetings during the 2025 fiscal year.

The fund has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to

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evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. The contracts committee held one meeting during the 2025 fiscal year.

The fund has a nominating and governance committee comprised of John G. Freund, Yvonne L. Greenstreet, Martin E. Koehler and Kenneth M. Simril. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also coordinates annual self-assessments of the board and evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held three meetings during the 2025 fiscal year.

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Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund and other funds advised by the investment adviser or its affiliates. The Principles are reasonably designed to ensure that proxies are voted solely in accordance with the financial interest of the clients of the investment adviser or its affiliates and the shareholders of the funds advised or managed by the investment adviser or its affiliates. The complete text of the Principles is available at capitalgroup.com. Final voting authority is held by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. The boards of funds advised by Capital Research and Management Company and its affiliates have established a Joint Proxy Committee (“JPC”) composed of independent board members who serve as representatives from each applicable fund board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.

The Principles provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time. In all cases, long-term value creation and the investment objectives and policies of the funds managed by the investment adviser remain the focus.

The investment adviser seeks to vote all U.S. proxies. Proxies for companies outside the United States are also voted where there is sufficient time and information available, taking into account distinct market practices, regulations and laws, and types of proposals presented in each country. Where there is insufficient proxy and meeting agenda information available, the investment adviser will generally vote against such proposals in the interest of encouraging improved disclosure for investors. The investment adviser may not exercise its voting authority if voting would impose costs on clients, including opportunity costs. For example, certain regulators have granted investment limit relief to the investment adviser and its affiliates, conditioned upon limiting voting power to specific voting ceilings. To comply with these voting ceilings, the investment adviser will scale back its votes across all funds and accounts it manages on a pro rata basis based on assets. In addition, certain countries impose restrictions on the ability of shareholders to sell shares during the proxy solicitation period. The investment adviser may choose, due to liquidity issues, not to expose the funds and accounts it manages to such restrictions and may not vote some (or all) shares. Finally, the investment adviser may determine not to recall securities on loan to exercise its voting rights when it determines that the cost of doing so would exceed the benefits to clients or that the vote would not have a material impact on the investment. Proxies with respect to securities on loan through client-directed lending programs are not available to vote and therefore are not voted.

After a proxy statement is received, the investment adviser’s stewardship and engagement team prepares a summary of the proposals contained in the proxy statement.

Investment analysts are generally responsible for making voting recommendations for their investment division on significant votes that relate to companies in their coverage areas. Analysts also have the opportunity to review initial recommendations made by the investment adviser’s stewardship and engagement team. Depending on the vote recommendation, a second opinion may be made by a proxy coordinator (an investment professional with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of the Principles and familiarity with proxy-related issues. Each of the investment adviser’s equity investment divisions has its own proxy voting committee, which is made up of investment professionals within each division. Each division’s proxy voting committee retains final authority for voting decisions made by such division. In cases where a fund is co-managed and a security is held by more than one of the investment adviser’s

SMALLCAP World Fund — Page 39

equity investment divisions, the divisions may develop different voting recommendations for individual ballot proposals. If this occurs, and if permitted by local market conventions, the fund’s position will generally be voted proportionally by divisional holding, according to their respective decisions. Otherwise, the outcome will be determined by the equity investment division or divisions with the larger position in the security as of the record date for the shareholder meeting.

In addition to its proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by third-party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the applicable governance committees that provide oversight of the application of the Principles.

From time to time, the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by, (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with The Capital Group Companies, Inc. or its affiliates, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict.

The investment adviser has developed procedures to identify and address instances when a vote could appear to be influenced by such a relationship. Each equity investment division of the investment adviser has established a Special Review Committee (“SRC”) of senior investment professionals and legal and compliance professionals with oversight of potentially conflicted matters.

If a potential conflict is identified according to the procedure above, the SRC will take appropriate steps to address the conflict of interest. These steps may include engaging an independent third party to review the proxy and using the Principles to provide an independent voting recommendation to the investment adviser for vote execution. The investment adviser will generally follow the third party’s recommendation, except when it believes the recommendation is inconsistent with the investment adviser’s fiduciary duty to its clients. Occasionally, it may not be feasible to engage the third party to review the matter due to compressed timeframes or other operational issues. In this case, the SRC will take appropriate steps to address the conflict of interest, including reviewing the proxy after being provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the Interested Party and any other pertinent information.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the Capital Group website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. In making this determination, the investment adviser considers, among other things, a nominee’s potential conflicts of interest, track record (whether in the current board seat or in previous executive or director roles) with respect to shareholder protection and value creation as well as their capacity for full engagement on

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board matters. The investment adviser generally supports a breadth of experience and perspectives among board members, and the separation of the chairman and CEO positions.

Governance provisions — Proposals to declassify a board (elect all directors annually) generally are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Equity incentive plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; in addition, they should be aligned with the long-term success of the company and the enhancement of shareholder value.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Shareholder proposals on environmental and social issues — The investment adviser believes environmental and social issues present investment risks and opportunities that can shape a company’s long-term financial sustainability. Shareholder proposals, including those relating to social and environmental issues, are evaluated in terms of their materiality to the company and its ability to generate long-term value in light of the company’s business model specific operating context. The investment adviser generally supports transparency and standardized disclosure, particularly that which leverages existing regulatory reporting or industry best practices. With respect to environmental matters, this includes disclosures aligned with industry standards and reporting on sustainability issues that are material to investment analysis. With respect to social matters, the investment adviser encourages companies to disclose the composition of the workforce in a regionally appropriate manner. The investment adviser supports relevant reporting and disclosure that is consistent with broadly applicable standards.

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Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on November 1, 2025. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and Address	Ownership	Ownership Percentage
Edward D. Jones & Co.	Record	Class A	44.49%
For the benefit of its customers		Class F-3	41.97%
St. Louis, MO		Class 529-A	17.85%
		Class 529-C	14.08%

Pershing, LLC	Record	Class A	5.38%
Jersey City, NJ		Class C	10.66%
		Class F-1	7.73%
		Class F-2	13.61%
		Class F-3	19.16%
		Class 529-F-2	5.27%
		Class R-5	6.66%

Wells Fargo Clearing Services, LLC	Record	Class C	7.84%
Special custody account for the exclusive benefit of customers		Class F-1	10.10%
St. Louis, MO

Raymond James	Record	Class C	6.63%
Omnibus for mutual funds house account		Class F-2	14.04%
St. Petersburg, FL		Class 529-A	5.09%
		Class 529-C	9.01%
		Class 529-F-2	5.79%

Morgan Stanley Smith Barney, LLC	Record	Class C	6.27%
For the benefit of its customers		Class F-2	6.11%
New York, NY		Class 529-A	9.74%
		Class 529-C	14.48%
		Class 529-E	9.23%

LPL Financial	Record	Class C	6.15%
Omnibus customer account		Class F-1	6.73%
San Diego, CA		Class F-2	16.54%

National Financial Services, LLC	Record	Class C	5.27%
For the exclusive benefit of our customers		Class F-1	13.00%
Jersey City, NJ		Class F-2	19.51%
		Class F-3	16.79%

Charles Schwab & Co., Inc.	Record	Class F-1	12.73%
Special custody account FBO customers
Account 1
San Francisco, CA

SMALLCAP World Fund — Page 42

Name and Address	Ownership	Ownership Percentage
Charles Schwab & Co., Inc.	Record	Class F-3	8.60%
Special custody account FBO customers
Account 2
San Francisco, CA

Capital Research & Management Company	Record	Class 529-F-1	100.00%
Corporate Account		Class 529-F-3	22.78%
Irvine, CA

Charles Schwab & Co., Inc.	Record	Class 529-F-3	77.22%
Special custody account FBO customers
Account 3
San Francisco, CA

Matrix Trust Company as agent for Advisor Trust, Inc.	Record	Class R-1	44.46%
Aspire-Investlink		Class R-3	5.54%
Denver, CO

DCGT Trustee & or Custodian	Record	Class R-1	15.05%
FBO PLIC Various Retirement Plans
Omnibus
Des Moines, IA

National Financial Services, LLC	Record	Class R-1	10.30%
Account 1
Jersey City, NJ

Empower Trust Company LLC	Record	Class R-2	10.11%
FBO Planpremier RTMT Plans Omnibus	Beneficial	Class R-2E	91.06%
Greenwood Village, CO		Class R-3	16.42%
		Class R-4	28.49%
		Class R-5E	46.65%
		Class R-5	13.56%

State Street Bank and Trust	Record	Class R-2E	5.41%
As Trustee and/or Custodian FBO	Beneficial
ADP Access Product 401k
Boston, MA

John Hancock Life Insurance Company USA	Record	Class R-5	28.12%
Boston, MA

John Hancock Trust Company LLC	Record	Class R-5	6.16%
Boston, MA	Beneficial

National Financial Services, LLC	Record	Class R-5	5.68%
Account 2	Beneficial
Jersey City, NJ

SMALLCAP World Fund — Page 43

Name and Address	Ownership	Ownership Percentage

American Funds Growth Portfolio	Record	Class R-6	11.52%
Norfolk, VA

American Funds 2050 Target Date	Record	Class R-6	9.76%
Retirement fund
Norfolk, VA

American Funds 2045 Target Date	Record	Class R-6	9.35%
Retirement fund
Norfolk, VA

American Funds 2040 Target Date	Record	Class R-6	9.08%
Retirement fund
Norfolk, VA

American Funds 2055 Target Date	Record	Class R-6	7.99%
Retirement fund
Norfolk, VA

American Funds 2035 Target Date	Record	Class R-6	6.28%
Retirement fund
Norfolk, VA

American Funds 2060 Target Date	Record	Class R-6	5.66%
Retirement fund
Norfolk, VA

American Funds Growth and Income Portfolio	Record	Class R-6	5.35%
Norfolk, VA

Because Class T and Class 529-T shares are not currently offered to the public, Capital Research and Management Company, the fund’s investment adviser, owns 100% of the fund‘s outstanding Class T and Class 529-T shares.

As of November 1, 2025, the officers and directors of the fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to all F share classes, all R share classes or all 529 share classes, respectively.

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Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo, Toronto and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

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The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as (i) MSCI USA Small Cap Index, (ii) MSCI All Country World Small Cap Index Net to US, (iii) MSCI All Country World ex USA Small Cap Index Net to US and (iv) a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the investment objective(s) of the fund and/or the universe of comparably managed funds of competitive investment management firms.

Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other registered investment companies or accounts advised by Capital Research and Management Company or its affiliates.

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The following table reflects information as of September 30, 2025:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Julian N. Abdey	Over $1,000,000	4	$568.4	2	$12.57	None
Peter Eliot	Over $1,000,000	None		None		None
Brady L. Enright	Over $1,000,000	2	$321.8	4	$30.82	None
Brittain Ezzes	$100,001 – $500,000	19	$120.7	None		None
Bradford F. Freer	Over $1,000,000	6	$112.0	2	$2.76	None
Peter Gusev	$100,001 – $500,000	None		None		None
Leo Hee	$100,001 – $500,000	5	$161.7	4	$17.17	None
M. Taylor Hinshaw	Over $1,000,000	3	$141.5	None		None
Roz Hongsaranagon	Over $1,000,000	4	$338.9	1	$8.21	None
Shlok Melwani	$100,001 – $500,000	1	$3.0	None		None
Dimitrije Mitrinovic	Over $1,000,000	5	$298.9	1	$4.36	None
Aidan O’Connell	Over $1,000,000	3	$436.9	3	$12.52	None
Samir Parekh	Over $1,000,000	4	$140.4	11	$27.37	107[4]	$24.00
Piyada Phanaphat	$100,001 – $500,000	5	$95.4	2	$2.76	None
Andraz Razen	$100,001 – $500,000	7	$572.3	4	$34.67	None
Arun Swaminathan	$100,001 – $500,000	1	$136.1	1	$19.95	None
Thatcher Thompson	Over $1,000,000	None		None		None

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.

2 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

3 Personal brokerage accounts of portfolio managers and their families are not reflected.

4 The advisory fee of two of these accounts (representing $0.83 billion in total assets) is based partially on their investment results.

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The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until November 30, 2026, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, in accordance with applicable laws and regulations. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent directors; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

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Under the Agreement, the investment adviser receives a management fee based on the following annualized rates and daily net asset levels:

Rate	Net asset level
	In excess of	Up to
0.800%	$ 0	$ 1,000,000,000
0.700	1,000,000,000	2,000,000,000
0.670	2,000,000,000	3,000,000,000
0.650	3,000,000,000	5,000,000,000
0.635	5,000,000,000	8,000,000,000
0.625	8,000,000,000	13,000,000,000
0.615	13,000,000,000	17,000,000,000
0.605	17,000,000,000	21,000,000,000
0.600	21,000,000,000	27,000,000,000
0.595	27,000,000,000	34,000,000,000
0.592	34,000,000,000	44,000,000,000
0.589	44,000,000,000	55,000,000,000
0.587	55,000,000,000	71,000,000,000
0.585	71,000,000,000	89,000,000,000
0.583	89,000,000,000

Management fees are paid monthly and accrued daily.

For the fiscal years ended September 30, 2025, 2024 and 2023, the investment adviser earned from the fund management fees of $455,333,000, $427,875,000 and $385,210,000, respectively.

SMALLCAP World Fund — Page 49

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, T, F, R and 529 shares. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, T, F, R and 529 shares. The Administrative Agreement will continue in effect until November 30, 2026, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to each of the share classes (which could be increased as noted above) for its provision of administrative services. Administrative services fees are paid monthly and accrued daily.

During the 2025 fiscal year, administrative services fees were:

Administrative services fee
Class A	$8,098,000
Class C	89,000
Class T	—*
Class F-1	122,000
Class F-2	2,864,000
Class F-3	1,953,000
Class 529-A	467,000
Class 529-C	9,000
Class 529-E	15,000
Class 529-T	—*
Class 529-F-1	—*
Class 529-F-2	84,000
Class 529-F-3	—*
Class R-1	11,000
Class R-2	126,000
Class R-2E	10,000
Class R-3	194,000
Class R-4	167,000
Class R-5E	61,000
Class R-5	81,000
Class R-6	8,282,000

* Amount less than $1,000.

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Principal Underwriter and plans of distribution — Capital Client Group, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 12811 North Meridian Street, Carmel, IN 46032; 399 Park Avenue, 34th Floor, New York, NY 10022; and 444 W. Lake Street, Suite 4600, Chicago, IL 60606.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

· For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and financial professionals upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial professionals, in connection with investments in Class T, F-1, 529-E, 529-T, 529-F-1, R-1, R-2, R-2E, R-3 and R-4 shares.

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Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2025	$2,512,000	$10,631,000
	2024	2,859,000	12,155,000
	2023	3,051,000	13,017,000
Class C	2025	44,000	282,000
	2024	33,000	336,000
	2023	65,000	351,000
Class 529-A	2025	279,000	1,042,000
	2024	298,000	1,142,000
	2023	301,000	1,126,000
Class 529-C	2025	5,000	56,000
	2024	4,000	63,000
	2023	2,000	64,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of directors has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

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Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .30% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan; however, for Class 529-A shares, the board of trustees has approved payments to the Principal Underwriter of up to .30% of the fund’s average daily net assets, in the aggregate, for paying service- and distribution-related expenses.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable.

Class T and 529-T — For Class T and 529-T shares, the fund may annually expend up to .50% under the applicable Plan; however, the fund’s board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to Class T and 529-T shares for paying service-related expenses.

Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class 529-F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of directors under the applicable Plan.

2 The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of directors.

Payment of service fees — For purchases of less than $1 million, payment of service fees to investment dealers generally begins accruing immediately after establishment of an account in Class A, C, 529-A or 529-C shares. For purchases of $1 million or more, payment of service fees to investment dealers generally begins accruing 12 months after establishment of an account in Class A or 529-A shares. Service fees are not paid on certain investments made at net asset value including accounts

SMALLCAP World Fund — Page 53

established by registered representatives and their family members as described in the “Sales charges” section of the prospectus.

During the 2025 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$66,643,000	$5,083,000
Class C	2,938,000	288,000
Class T	—	—
Class F-1	991,000	137,000
Class 529-A	3,456,000	238,000
Class 529-C	281,000	26,000
Class 529-E	239,000	23,000
Class 529-T	—	—
Class 529-F-1	—	—
Class R-1	381,000	34,000
Class R-2	3,143,000	788,000
Class R-2E	203,000	18,000
Class R-3	3,230,000	728,000
Class R-4	1,391,000	230,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent directors of the fund are committed to the discretion of the independent directors during the existence of the Plans.

Potential benefits of the Plans to the fund and its shareholders include enabling shareholders to obtain advice and other services from a financial professional at a reasonable cost, the likelihood that the Plans will stimulate sales of the fund benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of directors and the Plans must be renewed annually by the board of directors.

A portion of the fund’s 12b-1 expense is paid to financial professionals to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial professional. If you need a financial professional, please call Capital Client Group, Inc. at (800) 421-4120 for assistance.

SMALLCAP World Fund — Page 54

Fee to Commonwealth Savers Plan — Class 529 shares are offered to certain American Funds by Commonwealth Savers Plan through CollegeAmerica and Class ABLE shares are offered to certain American Funds by Commonwealth Savers Plan through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. As compensation for its oversight and administration of the CollegeAmerica and ABLEAmerica savings plans, Commonwealth Savers Plan is entitled to receive a quarterly fee based on the combined net assets invested in Class 529 shares and Class ABLE shares across all American Funds. The quarterly fee is accrued daily and calculated at the annual rate of .09% on the first $20 billion of net assets invested in American Funds Class 529 shares and Class ABLE shares, .05% on net assets between $20 billion and $75 billion and .03% on net assets over $75 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of American Funds Class 529 and Class ABLE shares for the last month of the prior calendar quarter. Commonwealth Savers Plan is currently waiving that portion of its fee attributable to Class ABLE shares. Such waiver is expected to remain in effect until the earlier of (a) the date on which total net assets invested in Class ABLE shares reach $300 million and (b) June 30, 2028.

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Other compensation to dealers — As of March 1, 2025, the top firms (or their affiliates) that Capital Client Group, Inc. anticipates will receive additional compensation (as described in the prospectus) are listed below.

Dealers:

Ameriprise
Ameriprise Financial Services LLC
Ameriprise Financial Services, Inc.
Atria Wealth Solutions
Cadaret, Grant & Co., Inc.
CUSO Financial Services, L.P.
Grove Point Investments LLC
NEXT Financial Group, Inc.
SCF Securities, Inc.
Sorrento Pacific Financial, LLC
Western International Securities, Inc.

Avantax Investment Services, Inc

Cambridge

Cambridge Investment Research Advisors Inc

Cambridge Investment Research, Inc.
Cetera Financial Group
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC

Cetera Investment Advisers LLC

Cetera Investment Services LLC
Charles Schwab Network
Charles Schwab & Co., Inc.
Charles Schwab Trust Bank
Commonwealth
Commonwealth Financial Network
Edward Jones
Equitable Advisors
Equitable Advisors LLC
Fidelity
Fidelity Investments
Fidelity Retirement Network
National Financial Services LLC
J.P. Morgan Chase Banc One
J.P. Morgan Securities LLC
JP Morgan Chase Bank, N.A.
Janney Montgomery Scott
Janney Montgomery Scott LLC
Kestra
Kestra Investment Services LLC

LPL Group

LPL Enterprise LLC

LPL Financial LLC

SMALLCAP World Fund — Page 56

Merrill

Bank Of America
Bank Of America Private Bank

Merrill Lynch, Pierce, Fenner & Smith Incorporated
MML Investors Services
MML Distributors LLC
MML Investors Services, LLC
Morgan Stanley Wealth Management

Northwestern Mutual (NM)
Northwestern Mutual Investment Services LLC
Osaic (Advisor Group)
Osaic FA Inc
Osaic FS Inc
Osaic Institutions Inc
Osaic Wealth Inc

Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC
RBC Capital Markets LLC
Robert W. Baird

Robert W. Baird & Co. Incorporated
Stifel Nicolaus & Co
Stifel Independent Advisors LLC

Stifel, Nicolaus & Company, Incorporated
UBS

UBS Financial Services Inc.

Wells Fargo Network
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors LLC
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services LLC
Wells Fargo Community Bank Advisors
Wells Fargo Securities, LLC

Recordkeepers:

Ascensus
Empower (Great West Life & Annuity Insurance Company)
John Hancock
Nationwide
Principal
Transamerica
Voya

SMALLCAP World Fund — Page 57

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed income securities includes underwriting fees. Prices for fixed income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the trade-off between market impact and opportunity costs. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is reasonably necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates for execution services are in the marketplace, taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates and commission rates that other institutional investors are paying. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The investment adviser makes decisions for procurement of research separately and distinctly from decisions on the choice of brokerage and execution services. The receipt of these research services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser bears the cost of all third-party investment research services for all client accounts it advises. However, in order to compensate certain U.S. broker-dealers for research consumed, and valued, by the investment adviser’s investment professionals, the investment adviser continues to operate a limited commission sharing arrangement with commissions on equity trades for certain registered investment companies it advises. The investment adviser voluntarily reimburses such

SMALLCAP World Fund — Page 58

registered investment companies for all amounts collected into the commission sharing arrangement. In order to operate the commission sharing arrangement, the investment adviser may cause such registered investment companies to pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer by the fund and other registered investment companies managed by the investment adviser or its affiliates to be used to compensate the broker-dealer and/or other research providers for research services they provide. While the investment adviser and its affiliates may negotiate commission rates and enter into commission sharing arrangements with certain broker-dealers with the expectation that such broker-dealers will be providing brokerage and research services, none of the investment adviser, any of its affiliates or any of their clients incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The investment adviser and its affiliates negotiate prices for certain research that may be paid through commission sharing arrangements or by themselves with cash.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating

SMALLCAP World Fund — Page 59

purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security. The investment adviser and its affiliates serve as investment adviser for certain accounts that are designed to be substantially similar to another account. This type of account will often generate a large number of relatively small trades when it is rebalanced to its reference fund due to differing cash flows or when the account is initially started up. The investment adviser may not aggregate program trades or electronic list trades executed as part of this process. Non-aggregated trades performed for these accounts will be allocated entirely to that account. This is done only when the investment adviser believes doing so will not have a material impact on the price or quality of other transactions.

The investment adviser currently owns a minority interest in IEX Group and alternative trading systems, Luminex ATS and LeveL ATS (through a minority interest in their common parent holding company). The investment adviser, or brokers with which the investment adviser places orders, may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading systems.

Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions (net of any reimbursements described below) paid on portfolio transactions for the fiscal years ended September 30, 2025, 2024 and 2023 amounted to $31,659,000, $25,878,000 and $22,936,000, respectively. The investment adviser is reimbursing the fund for all amounts collected into the commission sharing arrangement. For the fiscal years ended September 30, 2025, 2024 and 2023, the investment adviser reimbursed the fund $1,611,000, $1,570,000 and $906,000, respectively, for commissions paid to broker-dealers through a commission sharing arrangement to compensate such broker-dealers for research services. Changes in the dollar amount of brokerage commissions paid by the fund over the last three fiscal years resulted from changes in the volume of trading activity and/or the amount of commissions used to pay for research services through a commission sharing arrangement.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the

SMALLCAP World Fund — Page 60

fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund did not hold securities of any of its regular broker-dealers.

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Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of directors, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the Capital Group website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the Capital Group website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the Capital Group website no earlier than the 10th day after such month for equity securities, and no earlier than the 30th day after such month for fixed income securities. The fund’s list of top 10 portfolio holdings for equity and fixed income securities is permitted to be posted no earlier than the 10th day after the final month of each calendar quarter. For multi-asset funds, the fund’s list of top 10 portfolio holdings for equity and fixed income securities is permitted to be posted each month, no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the Capital Group website. The investment adviser may disclose individual holdings more frequently on the Capital Group website if it determines it is in the best interest of the fund.

Certain intermediaries are provided additional information about the fund’s management team, including information on the fund’s portfolio securities they have selected. This information is provided to larger intermediaries that require the information to make the fund available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting and class action claims processing service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund‘s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships and up to 10 key global consulting firms with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

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Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations and obligations that would prohibit them from trading in securities based on such information. When portfolio holdings information is disclosed other than through the Capital Group website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the Capital Group website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to individuals and financial intermediaries that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Prices that appear in newspapers and websites do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of the fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining the fund’s net asset value.

Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds U.S. Government Money Market Fund) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

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Equity securities, including depositary receipts, exchange-traded funds, and certain convertible preferred stocks that trade on an exchange or market, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures on the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued.

Fixed income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more inputs that may include, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data.

Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by the investment adviser and approved by the fund’s board. Subject to board oversight, the fund’s board has designated the fund’s investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair valued securities and the valuation methods used.

As a general principle, these guidelines consider relevant company, market and other data and considerations to determine the price that the fund might reasonably expect to receive if such fair valued securities were sold in an orderly transaction. Fair valuations may differ materially from valuations that would have been used had greater market activity occurred. The investment adviser’s valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities and transactions, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity securities that trade principally in markets outside the United States. Such securities may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset values are next determined) which affect the value of equity securities held in the fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Certain short-term securities, such as variable rate demand notes or repurchase agreements involving securities fully collateralized by cash or U.S. government securities, are valued at par.

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Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars, prior to the next determination of the net asset value of the fund’s shares, at the exchange rates obtained from a third-party pricing vendor.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years and on which the fund paid no U.S. federal income tax.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. Shareholders of the fund that are individuals and meet certain holding period requirements with respect to their fund shares may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to such shareholders.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly reports as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain and income distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares prior to a distribution.

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The price of shares purchased at that time may include the amount of a forthcoming distribution. Those purchasing fund shares at a time when the fund has realized but not yet distributed income or capital gains that is reflected in the price of the shares will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them as a dividend or other fund distribution, as described above.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends through 2025. Applicable Treasury regulations allow the fund to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of the fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investing in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains

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and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Discount — Certain bonds acquired by the fund, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and is generally defined as the difference between the price at which a bond was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as tax exempt income earned by a fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest (including original issue discount). Certain bonds acquired by the fund may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

Some of the bonds may be acquired by a fund on the secondary market at a discount which exceeds the original issue discount, if any, on such bonds. This additional discount constitutes market discount for federal income tax purposes. Any gain recognized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in the taxable years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a fund at a constant rate over the time remaining to the bond’s maturity. In the case of any debt instrument having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain. Some of the bonds acquired by a fund with a fixed maturity date of one year or less from the date of their issuance may be treated as having original issue discount or, in certain cases, “acquisition discount” (generally, the excess of a bond’s stated redemption price at maturity over its acquisition price). A fund will be required to include any such original issue discount or acquisition discount in taxable ordinary income. The rate at which such acquisition discount and market discount accrues, and is thus included in a fund’s investment company taxable income, will depend upon which of the permitted accrual methods the fund elects.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at capitalgroup.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

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The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, C, T or F shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial professional or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial professional — Deliver or mail a check to your financial professional.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Calling American Funds Service Company. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using capitalgroup.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates. Class R-6 shares are also available to corporate investment accounts established by The Capital Group Companies, Inc. and its affiliates.

Class R-5 and R-6 shares may also be made available to Commonwealth Savers Plan for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $250 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

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The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — With the exception of Class T shares, for which rights of exchange are not generally available, you may only exchange shares without a sales charge into other American Funds, Capital Group KKR Public-Private+ Funds, or Emerging Markets Equities Fund, Inc. (collectively “Capital Group Funds”) within the same share class; however, Class A, C, T or F shares may also generally be exchanged without a sales charge for the corresponding 529 share class. Clients of Capital Group Private Client Services may exchange the shares of the fund for those of any other fund(s) managed by Capital Research and Management Company or its affiliates. Class A-2 shares of Capital Group KKR Public-Private+ Funds may not be exchanged for shares of the American Funds or Emerging Markets Equities Fund, Inc.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting your financial professional by calling American Funds Service Company at (800) 421-4225 or using capitalgroup.com, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

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Shares held in employer-sponsored retirement plans may be exchanged into other Capital Group Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Class C shares of the fund automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. Class 529-C shares of the fund automatically convert to Class 529-A shares in the month of the 5-year anniversary of the purchase date.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a restriction under the fund’s “frequent trading policy.” Under this policy, systematic redemptions will not trigger a restriction and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Potentially abusive activity — American Funds Service Company will monitor for the types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A or Class T shares — If you exchange Class C shares for Class A or Class T shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A or Class T sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. Your financial intermediary can also convert Class F-1 shares to Class A shares without a sales charge if they are held in a brokerage account and they were initially transferred to the account or converted from Class C shares. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

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Exchanging Class A or Class T shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A or Class T shares for Class F shares to be held in the program, any Class A or Class T sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account. No contingent deferred sales charge will be assessed as part of the share class conversion.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by Capital Client Group, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

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Other purchases

In addition, American Funds Class A and Class 529-A shares may be offered at net asset value to companies exchanging securities with the fund through a merger, acquisition or exchange offer and to certain individuals meeting the criteria described above who invested in Class A and Class 529-A shares before Class F-2 and Class 529-F-2 shares were made available under this privilege.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Class F-2 and Class 529-F-2 purchases

If requested, American Funds Class F-2 and Class 529-F-2 shares will be sold to:

(1)

current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and

(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class F-2 or Class 529-F-2 is established under this privilege, additional investments can be made in Class F-2 or Class 529-F-2 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Investors may not move investments from a Capital Bank & Trust Company SIMPLE IRA Plus to a Capital Bank & Trust Company SIMPLE IRA unless it is part of a plan transfer or to a current employer’s Capital Bank & Trust Company SIMPLE IRA plan.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

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Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below. Class A-2 shares of Capital Group KKR Public-Private+ Funds are not eligible for the sales charge reductions noted below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase eligible shares of Capital Group Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

The Statement period may be extended in cases where the fund’s distributor determines it is appropriate to do so; for example in periods when there are extenuating circumstances such as a natural disaster that may limit an individual’s ability to meet the investment required under the Statement.

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Aggregation — Qualifying investments for aggregation include purchases of eligible classes of shares of the Capital Group Funds made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by Capital Client Group, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by Capital Client Group, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the

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customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining simultaneous purchases of all eligible classes of shares in Capital Group Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all eligible share classes of Capital Group Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your Capital Group Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals.

You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

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When determining your Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your Capital Group Funds and applicable American Legacy accounts.

Reducing your Class T sales charge — As described in the prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) will be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC will be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

· Required minimum distributions taken from retirement accounts in accordance with IRS regulations.

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

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For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The CDSC on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Commonwealth Savers Plan as an option for additional investment within CollegeAmerica.

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Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (normally seven business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), the fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a redemption order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

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Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.
Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except Class T shares and the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

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Automatic exchanges — For all share classes other than Class T shares, you may automatically exchange shares of the same class in amounts of $50 or more among any Capital Group Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds or Emerging Markets Equities Fund, Inc. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your financial professional or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American Funds Service Company and capitalgroup.com — You may check your share balance, the price of your shares or your most recent account transaction or redeem or exchange shares by calling American Funds Service Company at (800) 421-4225 or using capitalgroup.com. Redemptions and exchanges through American Funds Service Company and capitalgroup.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, please contact American Funds Service Company for assistance. Once you establish this privilege, you, your financial professional or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone or the Internet (including capitalgroup.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may

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also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Redemption of shares — The fund’s articles of incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s articles of incorporation permit payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of directors. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

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General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, as custodian. If the fund holds securities of issuers outside the United States, the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the United States or branches of U.S. banks outside the United States.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based on the number of accounts serviced or a percentage of fund assets, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2025 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$35,592,000
Class C	391,000
Class T	—*
Class F-1	752,000
Class F-2	10,976,000
Class F-3	48,000
Class 529-A	1,945,000
Class 529-C	36,000
Class 529-E	29,000
Class 529-T	—*
Class 529-F-1	—*
Class 529-F-2	168,000
Class 529-F-3	—*
Class R-1	37,000
Class R-2	1,458,000
Class R-2E	69,000
Class R-3	970,000
Class R-4	564,000
Class R-5E	308,000
Class R-5	145,000
Class R-6	204,000

* Amount less than $1,000.

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Independent registered public accounting firm — Deloitte & Touche LLP ("D&T"), 695 Town Center Drive, Costa Mesa, CA 92626, serves as the fund’s independent registered public accounting firm, providing audit services and review of certain documents to be filed with the SEC. Deloitte Tax LLP prepares tax returns for the fund. The financial statements and financial highlights of the fund included in this statement of additional information that are from the fund's Form N-CSR for the most recent fiscal year have been audited by D&T, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of directors.

Independent legal counsel — Dechert LLP, 45 Fremont Street, 26th Floor, San Francisco, CA 94105-2223, serves as independent legal counsel (“counsel”) for the fund and for independent directors in their capacities as such. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent directors of the fund, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on September 30. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s expenses, key statistics, holdings information and investment results (annual report only). Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at capitalgroup.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, D&T. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, capitalgroup.com. Shareholders who elect to receive documents electronically will receive such documents in electronic form and will not receive documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the Capital Group organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

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Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

Credit facility — The fund, together with other U.S. registered investment funds managed by Capital Research and Management Company, has entered into a committed line of credit facility pursuant to which the funds may borrow up to $1.5 billion as a source of temporary liquidity on a first-come, first-served basis. Under the credit facility, loans are generally unsecured; however, a borrowing fund must collateralize any borrowings under the facility on an equivalent basis if it has certain other collateralized borrowings.

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — September 30, 2025

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$75.05
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$79.63

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the fund’s Form N-CSR, are included in this statement of additional information.

SMALLCAP World Fund — Page 90

Fund numbers — Here are the fund numbers for use when making share transactions:

	Fund numbers
Fund	Class A	Class A-2	Class A-3	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed income funds
AMCAP Fund®	002	N/A	N/A	302	43002	402	602	702
American Balanced Fund®	011	N/A	N/A	311	43011	411	611	711
American Funds® Developing World Growth and Income Fund	30100	N/A	N/A	33100	43100	34100	36100	37100
American Funds® Global Balanced Fund	037	N/A	N/A	337	43037	437	637	737
American Funds® Global Insight Fund	30122	N/A	N/A	33122	43122	34122	36122	37122
American Funds® International Vantage Fund	30123	N/A	N/A	33123	43123	34123	36123	37123
American Mutual Fund®	003	N/A	N/A	303	43003	403	603	703
Capital Income Builder®	012	N/A	N/A	312	43012	412	612	712
Capital World Growth and Income Fund®	033	N/A	N/A	333	43033	433	633	733
EUPAC Fund™	016	N/A	N/A	316	43016	416	616	716
Fundamental Investors®	010	N/A	N/A	310	43010	410	610	710
The Growth Fund of America®	005	N/A	N/A	305	43005	405	605	705
The Income Fund of America®	006	N/A	N/A	306	43006	406	606	706
International Growth and Income Fund	034	N/A	N/A	334	43034	434	634	734
The Investment Company of America®	004	N/A	N/A	304	43004	404	604	704
The New Economy Fund®	014	N/A	N/A	314	43014	414	614	714
New Perspective Fund®	007	N/A	N/A	307	43007	407	607	707
New World Fund®	036	N/A	N/A	336	43036	436	636	736
SMALLCAP World Fund®	035	N/A	N/A	335	43035	435	635	735
Washington Mutual Investors Fund	001	N/A	N/A	301	43001	401	601	701
Fixed income funds
American Funds® Core Plus Bond Fund	30410	N/A	N/A	33410	N/A	34410	36410	37410
American Funds Emerging Markets Bond Fund ®	30114	N/A	N/A	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund ®	032	N/A	N/A	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	N/A	N/A	360	43060	460	660	760
American Funds Mortgage Fund®	042	N/A	N/A	342	43042	442	642	742
American Funds® Multi-Sector Income Fund	30126	N/A	N/A	33126	43126	34126	36126	37126
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	N/A	N/A	43039	439	639	739
American Funds® Strategic Bond Fund	30112	N/A	N/A	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	N/A	N/A	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	N/A	N/A	340	43040	440	640	740
American High-Income Trust®	021	N/A	N/A	321	43021	421	621	721
The Bond Fund of America®	008	N/A	N/A	308	43008	408	608	708
Capital Group KKR Core Plus+	30400	39400	61400	N/A	N/A	N/A	36400	37400
Capital Group KKR Multi-Sector+	30401	39401	61401	N/A	N/A	N/A	36401	37401
Capital World Bond Fund®	031	N/A	N/A	331	43031	431	631	731
Intermediate Bond Fund of America®	023	N/A	N/A	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	N/A	N/A	343	43043	443	643	743
Short-Term Bond Fund of America®	048	N/A	N/A	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	N/A	N/A	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	N/A	N/A	320	43020	420	620	720
U.S. Government Securities Fund®	022	N/A	N/A	322	43022	422	622	722

SMALLCAP World Fund — Page 91

	Fund numbers
Fund	Class A	Class A-2	Class A-3	Class C	Class T	Class F-1	Class F-2	Class F-3
Money market fund
American Funds® U.S. Government Money Market Fund	059	N/A	N/A	359	43059	459	659	759

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
Stock and stock/fixed income funds
AMCAP Fund	1002	1302	1502	46002	1402	1602	1702	N/A	N/A
American Balanced Fund	1011	1311	1511	46011	1411	1611	1711	N/A	N/A
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100	16100	17100	N/A	N/A
American Funds Global Balanced Fund	1037	1337	1537	46037	1437	1637	1737	N/A	N/A
American Funds Global Insight Fund	10122	13122	15122	46122	14122	16122	17122	N/A	N/A
American Funds International Vantage Fund	10123	13123	15123	46123	14123	16123	17123	N/A	N/A
American Mutual Fund	1003	1303	1503	46003	1403	1603	1703	N/A	N/A
Capital Income Builder	1012	1312	1512	46012	1412	1612	1712	N/A	N/A
Capital World Growth and Income Fund	1033	1333	1533	46033	1433	1633	1733	N/A	N/A
EUPAC Fund	1016	1316	1516	46016	1416	1616	1716	N/A	N/A
Fundamental Investors	1010	1310	1510	46010	1410	1610	1710	N/A	N/A
The Growth Fund of America	1005	1305	1505	46005	1405	1605	1705	N/A	N/A
The Income Fund of America	1006	1306	1506	46006	1406	1606	1706	N/A	N/A
International Growth and Income Fund	1034	1334	1534	46034	1434	1634	1734	N/A	N/A
The Investment Company of America	1004	1304	1504	46004	1404	1604	1704	N/A	N/A
The New Economy Fund	1014	1314	1514	46014	1414	1614	1714	N/A	N/A
New Perspective Fund	1007	1307	1507	46007	1407	1607	1707	N/A	N/A
New World Fund	1036	1336	1536	46036	1436	1636	1736	N/A	N/A
SMALLCAP World Fund	1035	1335	1535	46035	1435	1635	1735	N/A	N/A
Washington Mutual Investors Fund	1001	1301	1501	46001	1401	1601	1701	N/A	N/A
Fixed income funds
American Funds® Core Plus Bond Fund	10410	13410	15410	N/A	14410	16410	17410	N/A	N/A
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114	16114	17114	N/A	N/A
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432	1632	1732	N/A	N/A
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460	1660	1760	N/A	N/A
American Funds Mortgage Fund	1042	1342	1542	46042	1442	1642	1742	N/A	N/A
American Funds Multi-Sector Income Fund	10126	13126	15126	46126	14126	16126	17126	N/A	N/A
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112	16112	17112	N/A	N/A
American High-Income Trust	1021	1321	1521	46021	1421	1621	1721	N/A	N/A
The Bond Fund of America	1008	1308	1508	46008	1408	1608	1708	N/A	N/A
Capital World Bond Fund	1031	1331	1531	46031	1431	1631	1731	N/A	N/A
Intermediate Bond Fund of America	1023	1323	1523	46023	1423	1623	1723	N/A	N/A
Short-Term Bond Fund of America	1048	1348	1548	46048	1448	1648	1748	N/A	N/A
U.S. Government Securities Fund	1022	1322	1522	46022	1422	1622	1722	N/A	N/A
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459	1659	1759	48059	60059

SMALLCAP World Fund — Page 92

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Funds Global Insight Fund	21122	22122	41122	23122	24122	27122	25122	26122
American Funds International Vantage Fund	21123	22123	41123	23123	24123	27123	25123	26123
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EUPAC Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed income funds
American Funds® Core Plus Bond Fund	21410	22410	41410	23410	24410	27410	25410	26410
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Multi-Sector Income Fund	21126	22126	41126	23126	24126	27126	25126	26126
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital Group KKR Core Plus+	N/A	N/A	N/A	N/A	N/A	N/A	N/A	26400
Capital Group KKR Multi-Sector+	N/A	N/A	N/A	N/A	N/A	N/A	N/A	26401
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

SMALLCAP World Fund — Page 93

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds® 2070 Target Date Retirement Fund	30187	33187	43187	34187	36187	37187
American Funds® 2065 Target Date Retirement Fund	30185	33185	43185	34185	36185	37185
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds 2025 Target Date Retirement Fund®	064	364	43064	464	664	764
American Funds 2020 Target Date Retirement Fund®	063	363	43063	463	663	763
American Funds 2015 Target Date Retirement Fund®	062	362	43062	462	662	762
American Funds 2010 Target Date Retirement Fund®	061	361	43061	461	661	761

SMALLCAP World Fund — Page 94

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds® 2070 Target Date Retirement Fund	21187	22187	41187	23187	24187	27187	25187	26187
American Funds® 2065 Target Date Retirement Fund	21185	22185	41185	23185	24185	27185	25185	26185
American Funds 2060 Target Date Retirement Fund®	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2761	2561	2661

SMALLCAP World Fund — Page 95

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3
American Funds College Target Date Series®
American Funds® College 2042 Fund	10144	13144	15144	46144	14144	16144	17144
American Funds® College 2039 Fund	10136	13136	15136	46136	14136	16136	17136
American Funds® College 2036 Fund	10125	13125	15125	46125	14125	16125	17125
American Funds College 2033 Fund®	10103	13103	15103	46103	14103	16103	17103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494	1694	1794
American Funds College 2027 Fund®	1093	1393	1593	46093	1493	1693	1793
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488	1688	1788

SMALLCAP World Fund — Page 96

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds® Portfolio Series
American Funds® Global Growth Portfolio	055	355	43055	455	655	755
American Funds® Growth Portfolio	053	353	43053	453	653	753
American Funds® Growth and Income Portfolio	051	351	43051	451	651	751
American Funds® Moderate Growth and Income Portfolio	050	350	43050	450	650	750
American Funds® Conservative Growth and Income Portfolio	047	347	43047	447	647	747
American Funds® Tax-Aware Conservative Growth and Income Portfolio	046	346	43046	446	646	746
American Funds® Preservation Portfolio	045	345	43045	445	645	745
American Funds® Tax-Exempt Preservation Portfolio	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455	1655	1755	48055	60055
American Funds Growth Portfolio	1053	1353	1553	46053	1453	1653	1753	48053	60053
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451	1651	1751	48051	60051
American Funds Moderate Growth and Income Portfolio	1050	1350	1550	46050	1450	1650	1750	48050	60050
American Funds Conservative Growth and Income Portfolio	1047	1347	1547	46047	1447	1647	1747	48047	60047
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445	1645	1745	48045	60045
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Moderate Growth and Income Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Conservative Growth and Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

SMALLCAP World Fund — Page 97

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds® Retirement Income Portfolio Series
American Funds® Retirement Income Portfolio – Conservative	30109	33109	43109	34109	36109	37109
American Funds® Retirement Income Portfolio – Moderate	30110	33110	43110	34110	36110	37110
American Funds® Retirement Income Portfolio – Enhanced	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

SMALLCAP World Fund — Page 98

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, S&P Global Ratings and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

SMALLCAP World Fund — Page 99

S&P Global Ratings
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SMALLCAP World Fund — Page 100

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

Indicates that a rating has not been assigned or is no longer assigned.

SMALLCAP World Fund — Page 101

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

SMALLCAP World Fund — Page 102

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

SMALLCAP World Fund — Page 103

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P Global Ratings

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

SMALLCAP World Fund — Page 104

Investment portfolio September 30, 2025

Common stocks 95.18%	Shares	Value (000)
Industrials 24.15%
Comfort Systems USA, Inc.	1,306,927	$1,078,450
Diploma PLC (a)	10,369,406	739,825
Bombardier, Inc., Class B (b)	3,262,578	457,211
Crane Co.	2,293,047	422,242
Babcock International Group PLC	21,322,088	381,392
ATI, Inc. (b)	4,590,861	373,421
Arcosa, Inc. (a)	3,827,403	358,666
IMI PLC	11,165,502	343,277
BELIMO Holding AG	327,050	341,614
Enpro, Inc. (a)	1,401,604	316,763
Federal Signal Corp.	2,449,352	291,448
Casella Waste Systems, Inc., Class A (b)	3,057,214	290,068
CSW Industrials, Inc. (a)	1,192,456	289,469
International Container Terminal Services, Inc.	34,119,756	276,476
Cleanaway Waste Management, Ltd. (a)	142,062,903	260,388
FTAI Aviation, Ltd.	1,554,184	259,331
SPX Technologies, Inc. (b)	1,356,956	253,452
SPIE SA	4,414,629	237,381
VSE Corp. (a)	1,427,476	237,304
Saia, Inc. (b)	781,584	233,975
XPO, Inc. (b)	1,802,469	233,005
Kadant, Inc. (a)	771,682	229,637
AZZ, Inc. (a)	1,961,247	214,031
Karman Holdings, Inc. (b)	2,882,580	208,122
Carel Industries SpA (a)(c)	7,721,582	202,614
First Advantage Corp. (a)(b)(c)	12,654,218	194,748
Hensoldt AG (c)	1,431,774	185,411
CBIZ, Inc. (a)(b)	3,488,615	184,757
AAON, Inc. (c)	1,975,443	184,585
UL Solutions, Inc., Class A	2,597,608	184,067
Armstrong World Industries, Inc.	926,349	181,574
Japan Elevator Service Holdings Co., Ltd. (a)	14,032,600	178,106
Addtech AB, Class B	5,442,314	176,431
Adecco Group AG	6,270,918	175,669
NICHIAS Corp. (a)(c)	4,618,900	173,593
QinetiQ Group PLC	22,881,624	169,100
Everus Construction Group, Inc. (b)	1,935,774	165,993
Takasago Thermal Engineering Co., Ltd. (c)	5,799,424	161,451
Nexans SA	1,064,620	157,490
Applied Industrial Technologies, Inc.	593,851	155,025
Rumo SA	50,786,647	152,391
Enerpac Tool Group Corp., Class A (a)	3,605,977	147,845
Interpump Group SpA	3,212,548	147,021
Robert Half, Inc.	4,323,712	146,920
Howden Joinery Group PLC	12,911,121	146,467
Weir Group PLC (The)	3,978,926	146,196
Lifco AB, Class B	4,195,000	141,610
Trelleborg AB, Class B	3,745,067	139,430
Bloom Energy Corp., Class A (b)	1,616,379	136,697
ICF International, Inc. (a)	1,470,825	136,493
Volution Group PLC (a)	15,759,887	134,167
SWCC Corp. (a)(c)	2,465,858	129,558
Moog, Inc., Class A	604,349	125,505
Qantas Airways, Ltd.	17,131,673	123,789
SiteOne Landscape Supply, Inc. (b)	953,471	122,807
Montana Aerospace AG (a)(b)	3,441,347	120,180
Tecnoglass, Inc. (c)	1,794,272	120,055
Copa Holdings SA, Class A	1,008,945	119,883
Visional, Inc. (b)	1,554,646	118,897
Cadre Holdings, Inc. (a)	3,250,659	118,682
Sterling Infrastructure, Inc. (b)(c)	339,095	115,184
Arcadis NV, non-registered shares	2,286,040	115,140
Masco Corp.	1,625,000	114,384
Sinfonia Technology Co., Ltd. (a)(c)	1,826,546	112,642

1	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
BayCurrent, Inc.	1,827,530	$107,513
IMCD NV	1,013,100	104,670
Inox Wind, Ltd. (b)	66,142,427	104,471
Regal Rexnord Corp.	722,628	103,654
R&S Group Holding AG (a)	2,967,426	103,630
Loar Holdings, Inc. (b)(c)	1,292,864	103,429
Hub Group, Inc., Class A	2,963,733	102,071
MDA Space, Ltd. (b)	4,078,139	101,565
Oshkosh Corp.	756,257	98,087
Grafton Group PLC	7,843,552	96,194
Chemring Group PLC	12,126,351	96,058
Air Lease Corp., Class A	1,500,000	95,475
ESCO Technologies, Inc.	441,576	93,221
Builders FirstSource, Inc. (b)	760,228	92,178
KEI Industries, Ltd.	2,007,514	91,849
VAT Group AG	231,276	91,343
Herc Holdings, Inc.	760,161	88,680
INVISIO Communications AB (a)	2,601,126	87,032
Simpson Manufacturing Co., Inc.	515,138	86,265
CECO Environmental Corp. (b)	1,675,351	85,778
Valmet OYJ (c)	2,515,176	83,509
Graco, Inc.	954,000	81,052
Watsco, Inc.	200,000	80,860
dormakaba Holding AG	87,688	80,412
Kandenko Co., Ltd.	2,864,800	78,572
DO & CO AG, non-registered shares	295,861	77,113
LS Electric Co., Ltd.	380,215	77,097
PFISTERER Holding SE (a)(b)(c)	913,222	77,089
Alaska Air Group, Inc. (b)	1,500,000	74,670
AQ Group AB	3,851,192	73,593
McGrath RentCorp	595,650	69,870
Mader Group, Ltd. (a)	12,668,433	69,409
FTI Consulting, Inc. (b)	425,593	68,797
NKT AS (b)	708,227	68,728
REV Group, Inc.	1,155,133	65,461
Hammond Power Solutions, Inc., Class A (c)	730,120	64,770
Astronics Corp. (b)	1,407,000	64,173
Limbach Holdings, Inc. (a)(b)(c)	645,288	62,670
Huber + Suhner AG	364,699	62,490
Matson, Inc.	633,097	62,417
Shaily Engineering Plastics, Ltd. (a)	2,519,092	61,762
Advanced Drainage Systems, Inc.	406,025	56,316
Instalco AB (a)	20,753,316	56,213
Construction Partners, Inc., Class A (b)	433,663	55,075
Tetra Tech, Inc.	1,585,673	52,930
WESCO International, Inc.	249,081	52,681
APi Group Corp. (b)	1,361,656	46,800
BWX Technologies, Inc.	250,845	46,248
MYR Group, Inc. (b)	219,175	45,595
RENK Group AG (c)	438,109	45,063
Rosebank Industries PLC (b)	9,138,000	44,612
Upwork, Inc. (b)	2,388,542	44,355
Localiza Rent a Car SA, ordinary nominative shares	5,904,337	43,765
Firefly Aerospace, Inc. (b)	1,469,947	43,099
Ventia Services Group Pty, Ltd.	12,643,253	42,750
Einride AB (a)(b)(d)(e)	537,500	22,720
Einride AB (EUR denominated) (a)(b)(d)(e)	438,277	18,526
Sweco AB, Class B	2,474,547	41,214
Motiva Infraestrutura de Mobilidade SA	14,562,465	40,714
Engcon AB, Class B	5,080,843	40,045
CAE, Inc. (b)	1,312,232	38,857
Byrna Technologies, Inc. (a)(b)(c)	1,740,773	38,576
AirTAC International Group	1,550,000	38,295
Reliance Worldwide Corp., Ltd.	13,700,714	37,079
Fiverr International, Ltd. (b)	1,518,959	37,078
Neway Valve (Suzhou) Co., Ltd., Class A (b)	5,796,568	36,489
SATS, Ltd.	13,472,700	35,406
Generac Holdings, Inc. (b)	207,989	34,817

SMALLCAP World Fund	2

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Badger Infrastructure Solutions, Ltd.	750,000	$33,078
Boyd Group, Inc. (c)	194,318	32,773
Willscot Holdings Corp., Class A	1,500,000	31,665
Kingspan Group PLC	376,909	31,330
Delhivery Ltd. (b)	6,166,499	31,257
Trex Co., Inc. (b)	602,320	31,122
Huaming Power Equipment Co., Ltd., Class A	10,846,218	30,184
Melrose Industries PLC	3,561,312	29,159
IndiaMart InterMesh, Ltd.	1,096,030	29,088
Beijer Ref AB, Class B	1,783,220	27,778
Morgan Sindall Group PLC	433,677	25,896
Storskogen Group AB, Class B (c)	25,000,000	25,461
BrightView Holdings, Inc. (b)	1,869,173	25,047
Indutrade AB	1,080,000	24,756
FUJI Corp. (c)	1,347,500	24,602
Kajaria Ceramics, Ltd.	1,817,401	23,883
Grupa Pracuj SA	1,300,000	23,606
Karnell Group AB (a)(b)	3,739,000	23,154
Worthington Enterprises, Inc.	416,654	23,120
MonotaRO Co., Ltd.	1,511,100	22,030
Oswal Pumps, Ltd. (b)	2,446,745	19,896
Wizz Air Holdings PLC (b)(c)	1,280,537	19,891
MSA Safety, Inc.	112,841	19,417
Harmonic Drive Systems, Inc. (c)	1,066,049	19,081
easyJet PLC	3,000,000	18,721
InPost SA (b)	1,411,873	17,322
SINOPEC Engineering (Group) Co., Ltd., Class H	19,045,000	16,544
Voyager Technologies, Inc., Class A (b)(c)	534,195	15,908
Stratasys Ltd. (b)(c)	1,357,460	15,204
3D Systems Corp. (b)(c)	5,208,333	15,104
discoverIE Group PLC	1,541,359	12,313
Ariston Holding NV	2,475,645	12,207
Bilfinger SE	72,282	7,952
Porr AG	229,358	7,661
Sumitomo Densetsu Co., Ltd. (c)	141,700	6,123
Voltronic Power Technology Corp.	137,000	4,167
Sinoseal Holding Co., Ltd., Class A	676,456	3,455
LIG Nex1 Co., Ltd.	7,871	2,878
Huron Consulting Group, Inc. (b)	9,250	1,358
		19,646,691

Financials 15.77%
Essent Group, Ltd. (a)	8,036,380	510,792
Affirm Holdings, Inc., Class A (b)	6,072,522	443,780
National Bank of Greece SA	25,658,221	372,484
Glacier Bancorp, Inc. (a)(c)	7,220,441	351,419
360 ONE WAM, Ltd. (a)	29,144,417	336,122
Paymentus Holdings, Inc., Class A (b)	9,479,800	290,082
SouthState Bank Corp.	2,915,476	288,253
SLM Corp. (c)	9,209,877	254,929
Eurobank Ergasias Services and Holdings SA	63,869,485	246,104
RenaissanceRe Holdings, Ltd.	952,200	241,792
Baldwin Insurance Group, Inc. (The), Class A (a)(b)(c)	8,482,176	239,282
StepStone Group, Inc., Class A	3,562,901	232,693
VZ Holding AG	1,081,381	226,043
Victory Capital Holdings, Inc., Class A	3,328,141	215,530
Janus Henderson Group PLC	4,522,625	201,302
JB Financial Group Co., Ltd. (a)	12,279,570	200,860
Cholamandalam Investment and Finance Co., Ltd.	10,839,668	196,653
First American Financial Corp.	2,927,006	188,031
Wintrust Financial Corp.	1,367,835	181,156
Manappuram Finance, Ltd. (a)	54,669,136	172,895
JTC PLC (a)	9,685,250	171,679
Asia Commercial Joint Stock Bank	177,789,366	171,533
Gunma Bank, Ltd. (The) (c)	14,983,000	167,322
Stifel Financial Corp.	1,422,726	161,437

3	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Pluxee NV	8,920,056	$158,241
AU Small Finance Bank, Ltd.	18,729,913	154,288
Max Financial Services, Ltd. (b)	8,692,157	154,276
Plus500, Ltd. (a)	3,557,678	154,068
Skyward Specialty Insurance Group, Inc. (a)(b)	3,230,416	153,639
IIFL Finance, Ltd. (a)(b)	29,086,922	148,041
Vontobel Holding AG	1,935,103	145,610
BNK Financial Group, Inc.	13,853,460	144,059
HDFC Asset Management Co., Ltd.	2,278,856	141,997
AUB Group, Ltd. (a)	6,420,148	139,044
Home BancShares, Inc.	4,887,235	138,309
OneMain Holdings, Inc.	2,397,573	135,367
Nuvama Wealth Management, Ltd.	1,782,269	126,561
Goosehead Insurance, Inc., Class A	1,688,000	125,621
Banca Generali SpA	2,181,486	121,451
Porto Seguro SA	12,708,454	119,056
Marex Group PLC	3,488,093	117,270
Kyoto Financial Group, Inc. (c)	5,500,000	117,003
PB Fintech, Ltd. (b)	5,985,248	114,732
Home First Finance Company India, Ltd. (a)	8,037,518	110,077
Kinsale Capital Group, Inc.	257,620	109,555
SiriusPoint, Ltd. (a)(b)	6,000,000	108,540
Lazard, Inc., Class A	1,972,490	104,108
Nova Ljubljanska Banka dd (GDR)	2,512,833	102,372
Alpha Bank SA	24,000,000	101,832
Aptus Value Housing Finance India, Ltd. (a)	27,453,811	98,868
Trupanion, Inc. (b)	2,090,480	90,476
Comerica, Inc.	1,318,594	90,350
BFF Bank SpA (b)	6,878,737	88,190
City Union Bank, Ltd.	36,608,696	88,124
Euronext NV	585,333	87,551
East West Bancorp, Inc.	796,201	84,756
Nordnet AB	2,810,653	81,504
Discovery, Ltd.	7,064,444	80,585
Antin Infrastructure Partners SA (c)	5,753,967	79,039
Radian Group, Inc.	2,161,287	78,282
Accelerant Holdings, Class A (b)	5,238,094	77,995
Banco del Bajio, SA	29,567,267	74,461
Slide Insurance Holdings, Inc. (b)	4,483,180	70,767
Norion Bank AB (b)	9,838,520	70,750
Oscar Health, Inc., Class A (b)(c)	3,622,586	68,576
Tikehau Capital SCA, non-registered shares (c)	2,861,823	62,159
IG Group Holdings PLC	4,185,977	60,632
Optima bank SA	6,079,764	60,244
Hamilton Lane, Inc., Class A	443,710	59,808
FirstCash Holdings, Inc.	364,632	57,765
Evercore, Inc., Class A	166,790	56,262
Stewart Information Services Corp.	764,459	56,050
EFG International AG	2,750,000	55,895
Aspen Insurance Holdings, Ltd., Class A (b)	1,497,836	54,986
Capitec Bank Holdings, Ltd.	267,021	53,713
Bolsa Mexicana de Valores, SAB de CV, Series A	25,669,735	53,642
Patria Investments, Ltd., Class A (c)	3,552,362	51,864
Moelis & Co., Class A	719,000	51,279
BSE, Ltd.	2,219,334	50,996
First Merchants Corp.	1,346,300	50,755
L&T Finance, Ltd.	17,835,312	50,074
Webster Financial Corp.	831,263	49,410
Bridgepoint Group PLC (c)	11,815,909	48,468
Hokuhoku Financial Group, Inc. (c)	1,812,325	47,463
Swissquote Group Holding, Ltd.	66,940	46,712
Netwealth Group, Ltd.	2,390,750	46,494
Federal Agricultural Mortgage Corp., Class C, nonvoting shares	275,768	46,323
TMX Group, Ltd.	1,210,073	46,292
Roko AB, Class B (b)	207,519	44,361
National Securities Depository, Ltd.	2,617,785	35,616
National Securities Depository, Ltd. (f)	625,617	8,512
NMI Holdings, Inc. (b)	1,150,000	44,091

SMALLCAP World Fund	4

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Root, Inc., Class A (b)(c)	461,038	$41,267
EZCORP, Inc., Class A, nonvoting shares (b)(c)	2,148,126	40,900
Premium Group Co., Ltd. (a)	2,799,300	40,811
Sprott, Inc.	475,700	39,537
Figure Technology Solutions, Inc. (b)	1,058,893	38,512
Aavas Financiers, Ltd. (b)	1,964,024	36,142
Central Depository Services (India), Ltd.	2,199,032	36,125
CVB Financial Corp.	1,905,778	36,038
Regional, SAB de CV, Class A	3,997,738	35,990
flatexDEGIRO AG	1,096,877	35,904
Pine Labs Pte., Ltd. (b)(d)(e)	9,792,413	35,351
XP, Inc., Class A	1,867,000	35,081
PJT Partners, Inc., Class A	191,756	34,081
Artisan Partners Asset Management, Inc., Class A (c)	705,000	30,597
Steadfast Group, Ltd.	7,191,215	28,217
P10, Inc., Class A (c)	2,544,148	27,680
Columbia Banking System, Inc.	1,063,800	27,382
Funding Circle Holdings PLC (b)(c)	14,713,073	24,576
Yapi ve Kredi Bankasi AS (b)	30,000,000	24,489
Haci Omer Sabanci Holding AS	11,496,097	24,000
Houlihan Lokey, Inc., Class A	112,959	23,193
GQG Partners, Inc. (CDI)	19,330,866	21,489
TMBThanachart Bank PCL, foreign registered shares	365,868,600	21,427
NOBA Bank Group AB (b)	2,050,000	20,469
Linc AB (b)	2,358,208	17,760
NCR Atleos Corp. (b)	418,863	16,465
Main Street Capital Corp.	253,745	16,136
Redwood Trust, Inc. REIT	2,562,000	14,834
Generation Development Group, Ltd.	3,171,745	14,607
TWFG, Inc., Class A (b)(c)	447,021	12,266
KFin Technologies, Ltd.	635,355	7,526
		12,826,282

Information technology 14.94%
Lumentum Holdings, Inc. (a)(b)(c)	4,035,515	656,619
Kokusai Electric Corp. (a)(c)	18,169,029	515,886
Impinj, Inc. (a)(b)	2,318,597	419,086
Fabrinet, non-registered shares (b)	1,080,489	393,968
MKS, Inc.	2,987,713	369,789
eMemory Technology, Inc. (a)	5,336,762	352,831
King Slide Works Co., Ltd.	2,896,983	312,720
Semtech Corp. (b)	4,300,356	307,260
Jentech Precision Industrial Co., Ltd.	3,409,467	283,078
Allegro MicroSystems, Inc. (a)(b)	9,587,534	279,956
Global Unichip Corp.	5,891,403	259,022
Maruwa Co., Ltd. (a)(c)	948,443	248,198
Dexerials Corp. (a)(c)	15,484,500	238,364
Ncino, Inc. (a)(b)(c)	7,827,966	212,216
Lattice Semiconductor Corp. (b)	2,859,824	209,682
Credo Technology Group Holding, Ltd. (b)	1,367,254	199,086
Softcat PLC	9,357,935	198,599
Unity Software, Inc. (b)	4,807,191	192,480
Viavi Solutions, Inc. (a)(b)	14,955,454	189,785
ASMPT, Ltd.	17,803,015	187,708
Insight Enterprises, Inc. (a)(b)	1,618,949	183,605
Lumine Group, Inc., subordinate voting shares (b)	5,967,653	175,981
Nova, Ltd. (b)(c)	544,097	173,926
OSI Systems, Inc. (b)	674,343	168,073
MACOM Technology Solutions Holdings, Inc. (b)	1,347,192	167,712
Lagercrantz Group AB, Class B	7,728,380	166,152
Celestica, Inc. (b)	654,145	161,168
VusionGroup	526,428	157,603
Alkami Technology, Inc. (a)(b)	5,464,036	135,727
Megaport, Ltd. (a)(b)	12,808,950	133,662
Pegasystems, Inc.	2,285,550	131,419
RingCentral, Inc., Class A (b)	4,324,911	122,568

5	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Intapp, Inc. (b)	2,892,169	$118,290
Astera Labs, Inc. (b)	600,000	117,480
Topicus.com, Inc., subordinate voting shares (b)	1,047,263	112,312
Rubrik, Inc., Class A (b)	1,321,667	108,707
PAR Technology Corp. (a)(b)(c)	2,739,123	108,415
Q2 Holdings, Inc. (b)	1,488,553	107,756
Money Forward, Inc. (b)(c)	2,504,371	101,387
Kulicke and Soffa Industries, Inc.	2,390,272	97,141
OBIC Business Consultants Co., Ltd. (c)	1,566,600	96,400
Kitron ASA (a)	15,908,251	92,935
Silicon Laboratories, Inc. (b)	695,240	91,167
Netskope, Inc., Class A (a)(b)	3,953,800	89,870
Rogers Corp. (a)(b)	1,096,036	88,187
Appier Group, Inc. (a)(c)	8,183,100	85,768
Disco Corp.	255,900	80,481
Crane NXT, Co.	1,175,737	78,857
Monday.com, Ltd. (b)	405,134	78,470
Via Transportation, Inc., Class A (b)	1,594,286	76,653
Globant SA (b)	1,310,703	75,208
Nippon System Development Co., Ltd. (c)	3,121,600	73,415
MongoDB, Inc., Class A (b)	229,488	71,229
Reply SpA	492,663	70,103
Clearwater Analytics Holdings, Inc., Class A (b)	3,774,426	68,015
Amano Corp. (c)	2,391,500	67,904
Ralliant Corp.	1,552,364	67,885
Riken Keiki Co., Ltd. (a)(c)	3,116,152	65,848
Klaviyo, Inc., Class A (b)	2,293,183	63,498
MARA Holdings, Inc. (b)(c)	3,371,939	61,572
Azbil Corp. (c)	6,077,300	57,677
Lotes Co., Ltd.	1,129,000	57,232
Tokyo Seimitsu Co., Ltd. (c)	838,000	56,977
Cognex Corp.	1,219,012	55,221
Guidewire Software, Inc. (b)	239,672	55,091
SHIFT, Inc. (b)	6,500,000	54,941
HPSP Co., Ltd.	2,190,508	52,692
Nayax, Ltd. (b)	1,075,000	51,377
Dynavox Group AB (b)	4,225,000	51,296
Vitec Software Group AB, Class B (c)	1,449,923	51,039
Power Integrations, Inc.	1,262,854	50,779
Flex, Ltd. (b)	864,808	50,133
Aixtron SE	2,733,700	47,340
Vontier Corp.	1,100,000	46,167
Okta, Inc., Class A (b)	500,000	45,850
Coforge, Ltd.	2,514,552	45,058
Nemetschek SE	339,710	44,191
SMG Swiss Marketplace Group AG (b)	737,081	41,963
Cellebrite DI, Ltd. (b)	2,151,956	39,876
CDW Corp.	250,000	39,820
INFICON Holding AG	336,470	39,647
Riskified, Ltd., Class A (b)	8,313,598	38,908
Domo, Inc., Class B (b)	2,449,281	38,797
CompoSecure, Inc., Class A (b)	1,786,525	37,195
SiTime Corp. (b)(c)	123,011	37,064
Bechtle AG, non-registered shares (c)	788,422	36,322
Codan, Ltd.	1,782,252	34,813
Ingram Micro Holding Corp. (c)	1,617,257	34,755
SINBON Electronics Co., Ltd.	4,546,092	34,307
VisEra Technologies Co., Ltd.	3,644,826	33,485
Socionext, Inc. (c)	1,765,841	33,314
Progress Software Corp. (b)	722,081	31,721
Accton Technology Corp.	803,000	27,532
freee K.K. (b)(c)	1,153,400	27,415
Elite Material Co., Ltd.	679,000	27,291
Confluent, Inc., Class A (b)	1,318,892	26,114
Kinaxis Inc. (b)	187,671	24,226
Pattern Group, Inc., Class A (b)	1,750,000	23,975
Circle Internet Group, Inc. (b)(c)	177,476	23,530
SPS Commerce, Inc. (b)	214,469	22,335

SMALLCAP World Fund	6

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Wolfspeed, Inc. (b)	750,921	$21,476
Presight AI Holding PLC (b)	22,956,500	20,250
Technoprobe SpA (b)(c)	2,033,735	20,033
Dock, Ltd. (b)(d)(e)	4,318,937	19,997
Yubico AB (b)(c)	1,100,000	15,832
AAC Technologies Holdings, Inc.	2,629,000	15,453
Kontron AG (c)	446,061	14,328
Novanta, Inc. (b)	134,552	13,475
NCAB Group AB (b)	2,385,584	12,477
EPAM Systems, Inc. (b)	71,760	10,821
SmartCraft ASA, Class A (b)	3,896,984	10,661
Hexaware Technologies, Ltd.	1,127,468	8,514
ON Semiconductor Corp. (b)	167,850	8,277
Noventiq Holdings PLC (GDR) (a)(b)(d)(g)	17,110,290	6,125
Noventiq Holdings PLC (GDR) (a)(b)(d)	16,060	6
ServiceTitan, Inc., Class A (b)	38,890	3,921
Patreon, Inc., Class B (b)(d)(e)	189,951	2,285
Yotpo, Ltd. (b)(d)(e)	2,620,102	1,284
Foursquare Labs, Inc., Series A (b)(d)(e)	1,970,385	1,261
Tarana Wireless, Inc., Class C (b)(d)	862,071	922
		12,153,746

Consumer discretionary 14.86%
TopBuild Corp. (a)(b)	2,067,684	808,175
Dollarama, Inc.	5,010,000	660,728
Cavco Industries, Inc. (a)(b)	660,036	383,303
CAVA Group, Inc. (b)(c)	5,450,727	329,278
Wayfair, Inc., Class A (b)(c)	3,624,194	323,749
Modine Manufacturing Co. (b)	2,165,456	307,841
Lottomatica Group SpA	11,342,248	305,211
Tube Investments of India, Ltd.	8,670,731	302,411
Entain PLC	25,705,456	302,084
Wyndham Hotels & Resorts, Inc.	3,730,756	298,087
Toll Brothers, Inc.	1,927,000	266,196
Metaplanet, Inc. (a)(b)(c)	61,226,850	238,060
Games Workshop Group PLC	1,212,576	236,954
Patrick Industries, Inc. (a)(c)	2,125,829	219,874
Global-E Online, Ltd. (b)	6,098,763	218,092
Floor & Decor Holdings, Inc., Class A (b)	2,947,545	217,234
Light & Wonder, Inc. (b)(c)	1,727,405	144,999
Light & Wonder, Inc. Chess Depository Receipt (b)	507,820	43,562
KB Home	2,957,918	188,242
Champion Homes, Inc. (b)	2,375,212	181,395
Wingstop, Inc. (c)	640,253	161,139
Jumbo SA	4,562,224	156,510
Meritage Homes Corp.	1,987,850	143,980
BRP, Inc. (c)	2,323,013	141,247
Thor Industries, Inc.	1,352,004	140,189
Polaris, Inc.	2,405,834	139,851
MakeMyTrip, Ltd. (b)	1,488,713	139,344
DraftKings, Inc., Class A (b)	3,697,452	138,285
Five Below, Inc. (b)	885,288	136,954
Lennar Corp., Class A	1,058,458	133,408
Lennar Corp., Class B (c)	21,169	2,540
Bright Horizons Family Solutions, Inc. (b)	1,246,746	135,359
B&M European Value Retail SA	35,954,843	126,547
Adtalem Global Education, Inc. (b)	810,187	125,133
Wynn Resorts, Ltd.	941,200	120,728
Food & Life Cos., Ltd.	2,300,900	120,378
Inchcape PLC	12,691,412	118,201
Moncler SpA	1,849,594	108,293
Norwegian Cruise Line Holdings, Ltd. (b)	4,381,415	107,914
Installed Building Products, Inc.	431,115	106,339
DPC Dash, Ltd. (a)(b)	9,486,786	106,060
Sega Sammy Holdings, Inc. (c)	4,989,300	105,127
Ollies Bargain Outlet Holdings, Inc. (b)	802,369	103,024

7	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Kontoor Brands, Inc.	1,276,410	$101,819
Churchill Downs, Inc.	1,024,018	99,340
Century Communities, Inc. (a)	1,512,000	95,815
Cairn Homes PLC (GBP denominated) (a)	27,336,047	61,985
Cairn Homes PLC (EUR denominated) (a)	14,578,933	32,795
Acushnet Holdings Corp.	1,200,000	94,188
Temple & Webster Group, Ltd. (b)	5,938,319	90,297
Genius Sports, Ltd. (b)	7,062,279	87,431
Grand Canyon Education, Inc. (b)	389,042	85,402
Guzman y Gomez, Ltd. (c)	4,786,967	82,293
ThredUp, Inc., Class A (b)	8,707,600	82,287
Steven Madden, Ltd. (c)	2,434,054	81,492
Genda, Inc. (a)(b)(c)	13,590,200	80,594
Domino’s Pizza, Inc.	176,500	76,197
Berkeley Group Holdings PLC	1,463,642	75,510
Boot Barn Holdings, Inc. (b)	443,095	73,430
Brinker International, Inc. (b)	574,622	72,793
Domino’s Pizza Group PLC (a)	26,295,118	70,410
Evolution AB	850,000	69,828
Peloton Interactive, Inc., Class A (b)	7,742,528	69,683
Murphy USA, Inc.	175,000	67,945
Aditya Vision, Ltd. (a)	9,866,779	62,786
Zalando SE, non-registered shares (b)	2,028,664	61,949
Tsuburaya Fields Holdings, Inc. (a)(c)	3,891,900	59,582
Watches of Switzerland Group PLC (a)(b)	12,096,098	59,443
JVCKENWOOD Corp.	7,547,100	58,893
Playtech PLC	11,772,939	58,425
Brunello Cucinelli SpA (c)	532,326	58,123
Darden Restaurants, Inc.	303,300	57,736
Vibra Energia SA	12,049,929	55,673
Caesars Entertainment, Inc. (b)	1,991,452	53,819
Camping World Holdings, Inc., Class A	3,297,696	52,071
Puuilo OYJ	2,829,088	49,291
Yonex Co., Ltd.	1,895,900	48,588
IDP Education, Ltd.	10,989,580	47,776
Smartfit Escola de Ginastica e Danca SA	9,507,190	47,659
MRF, Ltd.	27,565	45,271
tonies SE, Class A (b)(c)	4,985,424	44,484
Vail Resorts, Inc.	278,179	41,607
Rusta AB (c)	6,372,700	41,055
RH (b)(c)	201,734	40,984
Beazer Homes USA, Inc. (a)(b)	1,659,813	40,748
VF Corp. (c)	2,380,695	34,353
Central Automotive Products, Ltd.	2,723,400	33,903
OneSpaWorld Holdings, Ltd.	1,528,664	32,316
Amber Enterprises India, Ltd. (b)	345,077	31,438
Malibu Boats, Inc., Class A (b)	949,738	30,819
Winnebago Industries, Inc.	850,825	28,452
Zhejiang Weixing Industrial Development Co., Ltd., Class A (b)	19,217,806	27,483
AUTO1 Group SE (b)	792,188	26,972
Pool Corp.	82,506	25,583
Belrise Industries, Ltd.	13,656,269	24,220
Bath & Body Works, Inc.	916,443	23,608
Whirlpool Corp. (c)	291,517	22,913
Savers Value Village, Inc. (b)(c)	1,705,849	22,602
Auction Technology Group PLC (b)	5,205,903	22,545
Coats Group PLC	20,031,496	22,441
FPT Digital Retail Joint Stock Co. (b)	4,503,800	21,812
Nien Made Enterprise Co., Ltd.	1,560,018	21,728
YETI Holdings, Inc. (b)	641,400	21,282
MIPS AB	543,100	19,672
Shoei Co., Ltd.	1,544,400	18,370
Barratt Redrow PLC	3,315,285	17,385
OneWater Marine, Inc., Class A (b)(c)	754,805	11,956
Fox Factory Holding Corp. (b)	281,096	6,828

SMALLCAP World Fund	8

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
StockX, Inc. (b)(d)(e)	161,790	$5,394
Brilliant Earth Group, Inc., Class A	1,052,309	2,178
BNN Technology PLC (a)(b)(d)	19,007,000	— (h)
		12,085,775

Health care 10.26%
Max Healthcare Institute, Ltd.	30,781,244	386,444
Ensign Group, Inc. (The)	1,814,665	313,520
Ionis Pharmaceuticals, Inc. (b)	4,219,888	276,065
Insulet Corp. (b)	833,656	257,375
NewAmsterdam Pharma Co. NV (a)(b)(c)	8,596,080	244,472
Molina Healthcare, Inc. (b)	1,230,111	235,394
Insmed, Inc. (b)	1,594,464	229,619
Zealand Pharma AS (b)(c)	3,126,008	226,705
Laurus Labs, Ltd.	22,935,270	217,448
Masimo Corp. (b)	1,324,675	195,456
IDEAYA Biosciences, Inc. (a)(b)	5,869,591	159,712
BONESUPPORT Holding AB (a)(b)	5,007,614	155,211
Xenon Pharmaceuticals, Inc. (b)	3,825,173	153,581
DiaSorin SpA (a)	1,606,004	142,395
Siegfried Holding AG	1,391,334	138,600
Krystal Biotech, Inc. (b)	752,244	132,794
Carl Zeiss Meditec AG, non-registered shares (c)	2,601,687	128,778
Addus HomeCare Corp. (a)(b)	1,089,290	128,525
Glenmark Pharmaceuticals, Ltd.	5,658,405	124,443
Ascendis Pharma AS (ADR) (b)	579,165	115,144
Glaukos Corp. (b)	1,362,403	111,104
Asker Healthcare Group AB (b)	12,233,515	110,713
CRISPR Therapeutics AG (b)(c)	1,647,885	106,799
Penumbra, Inc. (b)	412,644	104,531
Bio-Rad Laboratories, Inc., Class A (b)	368,307	103,270
Ambu AS, Class B, non-registered shares (c)	6,992,765	101,844
Doximity, Inc., Class A (b)	1,385,674	101,362
Rapport Therapeutics, Inc. (a)(b)	3,402,529	101,055
SCHOTT Pharma AG & Co. KGaA, non-registered shares (c)	4,052,925	100,401
Ypsomed Holding AG	244,462	95,967
DexCom, Inc. (b)	1,384,000	93,129
Mineralys Therapeutics, Inc. (b)	2,393,396	90,758
Hims & Hers Health, Inc., Class A (b)(c)	1,578,464	89,530
Camurus AB (b)	1,228,245	88,846
Innovent Biologics, Inc. (b)	6,938,500	85,952
KRKA, dd, Novo mesto	335,262	84,233
Bio-Techne Corp.	1,440,517	80,136
iRhythm Technologies, Inc. (b)	463,814	79,771
Gubra AS (a)(c)	1,254,000	76,841
Phreesia, Inc. (a)(b)	3,134,872	73,732
Aster DM Healthcare, Ltd.	10,058,750	71,026
Zai Lab, Ltd. (ADR) (b)(c)	2,083,023	70,594
Encompass Health Corp.	534,531	67,896
AbCellera Biologics, Inc. (b)(c)	13,361,096	67,206
Jazz Pharmaceuticals PLC (b)	500,000	65,900
Cytokinetics, Inc. (b)	1,178,780	64,786
Arcellx, Inc. (b)	783,011	64,285
Natera, Inc. (b)	396,421	63,812
Kymera Therapeutics, Inc. (b)	1,112,387	62,961
Alnylam Pharmaceuticals, Inc. (b)	137,700	62,791
Guardant Health, Inc. (b)	927,688	57,962
Bachem Holding AG (c)	769,934	56,581
Soleno Therapeutics, Inc. (b)	824,514	55,737
Vimian Group AB (publ) (b)(c)	18,142,100	54,883
Halozyme Therapeutics, Inc. (b)	745,157	54,650
Fisher & Paykel Healthcare Corp., Ltd.	2,510,000	53,914
Rhythm Pharmaceuticals, Inc. (b)	530,405	53,566
SAI Life Sciences, Ltd. (b)	5,458,706	52,916
EBOS Group, Ltd.	3,003,205	51,231
Exact Sciences Corp. (b)	890,000	48,692

9	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Dr. Lal PathLabs, Ltd.	1,334,221	$46,855
Denali Therapeutics, Inc. (b)	3,209,009	46,595
Duality Biotherapeutics, Inc. (b)(c)	960,200	44,864
Teleflex, Inc.	366,553	44,851
Poly Medicure, Ltd.	2,042,979	44,825
Heartflow, Inc. (b)(c)	1,297,423	43,671
Spyre Therapeutics, Inc. (b)(c)	2,592,713	43,454
Indegene, Ltd.	6,800,439	42,968
CONMED Corp.	897,451	42,207
Scholar Rock Holding Corp. (b)	1,128,752	42,035
AddLife AB, Class B	2,230,229	42,025
Elanco Animal Health, Inc. (b)(c)	2,078,888	41,869
KalVista Pharmaceuticals, Inc. (a)(b)	3,177,587	38,703
Genus PLC	1,212,209	38,638
Asahi Intecc Co., Ltd.	2,363,430	38,380
BridgeBio Pharma, Inc. (b)	730,924	37,964
Vitrolife AB (c)	2,578,002	35,516
ADMA Biologics, Inc. (b)	2,313,874	33,921
Globus Medical, Inc., Class A (b)	574,500	32,902
Onesource Specialty Pharma, Ltd. (b)	1,560,571	32,347
Establishment Labs Holdings, Inc. (b)(c)	722,169	29,602
Entero Healthcare Solutions, Ltd. (a)(b)	2,358,555	29,595
Legend Biotech Corp. (ADR) (b)	899,946	29,347
AS ONE Corp.	1,685,700	27,984
Certara, Inc. (b)	2,160,079	26,396
NovoCure, Ltd. (b)	2,000,000	25,840
TransMedics Group, Inc. (b)(c)	227,441	25,519
Enliven Therapeutics, Inc. (b)(c)	1,166,077	23,870
Vericel Corp. (b)	756,213	23,798
KRY International AB, Series A (b)(d)(e)	918,277	21,045
Sectra AB, Class B	627,343	20,804
Biohaven, Ltd. (b)	1,131,960	16,991
10x Genomics, Inc., Class A (b)(c)	1,452,300	16,977
Vicore Pharma Holding AB (a)(b)	11,759,420	16,663
Centessa Pharmaceuticals PLC (ADR) (b)(c)	684,805	16,606
Uniphar PLC	3,412,087	15,783
Prestige Consumer Healthcare, Inc. (b)	242,262	15,117
Merit Medical Systems, Inc. (b)	171,960	14,312
ChemoMetec A/S	133,394	13,092
Vaxcyte, Inc. (b)	328,468	11,831
Semler Scientific, Inc. (b)(c)	385,239	11,557
GeneDx Holdings Corp., Class A (b)	100,284	10,805
Classys, Inc.	285,618	10,280
Lantheus Holdings, Inc. (b)	194,931	9,998
agilon health, Inc. (b)	8,232,209	8,479
Eckert & Ziegler SE	389,723	8,154
Apogee Therapeutics, Inc. (b)(c)	127,618	5,070
Surgical Science Sweden AB (b)(c)	320,257	2,992
Nykode Therapeutics ASA	15,968,997	2,704
		8,348,845

Materials 4.93%
Lundin Mining Corp.	24,091,475	359,373
Sandstorm Gold, Ltd. (a)	23,796,155	297,928
Resonac Holdings Co., Ltd. (c)	8,595,167	291,824
APL Apollo Tubes, Ltd. (a)	15,000,735	284,864
Celanese Corp.	5,011,027	210,864
Materion Corp. (a)	1,655,992	200,060
SOL SpA	3,334,147	198,463
Sumitomo Bakelite Co., Ltd. (a)	5,832,700	195,744
Novagold Resources, Inc. (b)	17,666,000	155,461
SigmaRoc PLC (a)(b)	89,188,362	144,659
Knife River Corp. (b)	1,628,833	125,208
TriMas Corp. (a)	2,890,079	111,673
Lundin Gold, Inc. (c)	1,500,000	97,187
FMC Corp.	2,659,372	89,435

SMALLCAP World Fund	10

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Yamato Kogyo Co., Ltd. (c)	1,441,900	$88,668
James Hardie Industries PLC (b)	4,483,117	86,121
Ramkrishna Forgings, Ltd. (a)	13,652,426	82,986
Dyno Nobel, Ltd.	38,033,146	78,016
Element Solutions, Inc.	3,052,000	76,819
Huhtamaki OYJ	1,908,047	66,039
Hawkins, Inc.	355,619	64,979
Vicat SACA	780,947	54,737
Montage Gold Corp. (b)	11,245,604	54,705
Warrior Met Coal, Inc.	852,403	54,247
Chugoku Marine Paints, Ltd. (c)	2,083,200	50,500
Acerinox, SA	3,798,568	49,503
Osaka Soda Co., Ltd. (c)	4,109,400	46,044
Asahi Yukizai Corp. (a)(c)	1,407,500	43,781
Cabot Corp.	414,462	31,520
Fujimi, Inc. (c)	2,108,700	30,885
Mitsui Mining and Smelting Co.,Ltd. (c)	367,465	28,588
Louisiana-Pacific Corp.	313,497	27,851
H.B. Fuller Co.	396,860	23,526
Umicore SA	1,278,123	22,674
NV Bekaert SA	476,866	21,779
Hill & Smith PLC	763,480	20,998
Mayr-Melnhof Karton AG, non-registered shares (c)	224,825	20,879
G Mining Ventures Corp. (b)	1,042,890	20,720
Alcoa Corp.	611,995	20,128
Arkema SA	310,809	19,559
ASP Isotopes Inc. (b)(c)	1,856,081	17,855
Sibanye Stillwater, Ltd. (b)	6,002,602	17,132
AlzChem Group AG	97,147	17,131
LANXESS AG	275,439	6,823
Wacker Chemie AG (c)	69,288	5,214
		4,013,150

Consumer staples 3.24%
e.l.f. Beauty, Inc. (b)	2,061,505	273,108
Raia Drogasil SA, ordinary nominative shares	69,800,885	241,577
BBB Foods, Inc., Class A (b)	8,950,748	241,312
BellRing Brands, Inc. (b)	4,411,528	160,359
Kotobuki Spirits Co., Ltd. (a)(c)	11,206,515	137,538
Yamazaki Baking Co., Ltd.	5,981,000	133,140
Universal Robina Corp.	103,128,549	125,633
Fever-Tree Drinks PLC (a)	9,401,181	110,379
Lamb Weston Holdings, Inc.	1,900,000	110,352
Lion Corp. (c)	10,353,901	108,135
BJ’s Wholesale Club Holdings, Inc. (b)	1,106,224	103,155
Celsius Holdings, Inc. (b)	1,684,242	96,827
Performance Food Group Co. (b)	928,000	96,549
Redcare Pharmacy NV, non-registered shares (b)(c)	983,173	85,014
Freshpet, Inc. (b)	1,482,778	81,716
Emmi AG	77,572	66,946
Royal Unibrew A/S	874,052	66,674
Radico Khaitan, Ltd.	1,749,854	56,915
Barry Callebaut AG (c)	32,934	45,095
Apotea Sverige AB (b)	3,986,053	37,945
Fresh Del Monte Produce, Inc.	1,028,000	35,692
Tilaknager Industries, Ltd.	6,550,000	33,090
COSMOS Pharmaceutical Corp.	564,700	32,992
Century Pacific Food, Inc.	43,983,800	28,454
Humble Group AB (a)(b)(c)	30,000,000	27,086
Kimberly-Clark de Mexico, SAB de CV, Class A, ordinary participation certificates	11,719,793	24,792
United Spirits, Ltd.	1,627,094	24,269
AAK AB	819,898	21,302
China Resources Beverage (Holdings) Co., Ltd. (c)	11,333,200	16,034
Milbon Co., Ltd.	631,806	10,591
Varun Beverages, Ltd.	1,229,746	6,145
		2,638,816

11	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)

Communication services 2.52%
Nippon Television Holdings, Inc. (a)	20,184,201	$538,573
Magnite, Inc. (b)(c)	6,185,529	134,721
Hemnet Group AB (a)	5,013,221	126,097
Springer Nature AG & Co. KGaA, non-registered shares (c)	3,953,980	107,698
Baltic Classifieds Group PLC (a)	25,807,762	107,598
CTS Eventim AG & Co. KGaA	1,003,985	98,306
Trustpilot Group PLC (a)(b)	30,457,418	92,738
New York Times Co., Class A	1,500,000	86,100
Rightmove PLC	8,806,413	83,925
Indosat Tbk PT	774,046,204	81,283
JCDecaux SE	4,028,678	72,225
TIM SA	15,739,600	69,497
Kadokawa Corp. (c)	2,711,000	66,123
HYBE Co., Ltd.	300,000	56,876
LG Uplus Corp.	3,841,993	42,033
Lionsgate Studios Corp. (b)	5,629,748	38,845
Vend Marketplaces ASA, Class A	978,755	34,797
Future PLC	3,483,777	30,689
Helios Towers PLC (b)	12,994,966	26,041
Hacksaw AB (b)(c)	3,260,146	23,707
Zegona Communications PLC (b)	1,233,000	20,397
Cogent Communications Holdings, Inc. (c)	528,382	20,264
Starz Entertainment Corp. (a)(b)	1,336,743	19,690
Frontier Communications Parent, Inc. (b)	517,869	19,342
Bharti Hexacom, Ltd.	900,184	16,828
MTN Group, Ltd.	1,458,066	12,242
JYP Entertainment Corp.	187,736	9,982
Boyaa Interactive International, Ltd. (c)	10,615,000	9,112
		2,045,729

Energy 2.10%
Weatherford International (a)	4,372,166	299,187
MEG Energy Corp.	10,876,995	219,463
Vallourec SA (c)	10,200,387	193,828
Viper Energy, Inc., Class A	3,375,927	129,028
CNX Resources Corp. (b)(c)	3,500,000	112,420
NuVista Energy, Ltd. (b)	9,370,751	108,272
Secure Waste Infrastructure Corp. (c)	7,083,616	100,882
Cactus, Inc., Class A	2,283,289	90,121
Vista Energy, SAB de CV, Class A (ADR) (b)	1,501,872	51,664
Transocean, Ltd. (b)(c)	15,215,434	47,472
DT Midstream, Inc.	356,000	40,249
TerraVest Industries, Inc. (c)	339,493	33,981
Friedrich Vorwerk Group SE	351,859	33,833
Aegis Logistics Ltd.	3,769,301	32,508
Sable Offshore Corp. (b)(c)	1,804,056	31,499
Noble Corp. PLC, Class A	1,046,988	29,609
Pason Systems, Inc.	3,350,000	29,078
Headwater Exploration, Inc. (c)	5,105,000	27,548
Aegis Vopak Terminals, Ltd. (b)	8,121,872	23,827
Energy Fuels Inc. (b)(c)	1,317,779	20,228
Denison Mines Corp. (b)(c)	7,283,823	20,045
NexGen Energy, Ltd. (b)(c)	1,957,545	17,520
Savannah Energy PLC (a)(b)(c)(d)	119,056,671	11,529
		1,703,791

Real estate 1.64%
Charter Hall Group REIT	13,756,489	207,086
Embassy Office Parks REIT	30,783,117	146,283
Altus Group, Ltd. (a)(c)	2,793,118	119,295
International Workplace Group PLC	29,232,823	87,752
Four Corners Property Trust, Inc. REIT	3,246,154	79,206
StorageVault Canada, Inc.	17,250,947	64,085
Poly Property Services Co., Ltd., Class H	12,187,600	54,533
UMH Properties, Inc. REIT	3,560,703	52,876

SMALLCAP World Fund	12

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Mindspace Business Parks REIT	9,000,000	$46,099
NTT DC REIT (b)	45,000,000	45,000
Phoenix Mills, Ltd. (The)	2,534,230	44,398
Lodha Developers, Ltd.	3,328,369	42,577
St. Joe Co.	843,133	41,718
Zillow Group, Inc., Class C, nonvoting shares (b)	525,000	40,451
Swedish Logistic Property AB, Class B (b)	7,939,069	34,659
Safestore Holdings PLC REIT	3,729,333	33,003
Colliers International Group, Inc.	185,633	29,033
K-Fast Holding AB, Class B (a)(b)	18,183,928	27,736
Fastighets AB Balder, Class B (b)	3,821,000	27,331
Corp. Inmobiliaria Vesta, SAB de CV (c)	9,295,077	26,312
Prisma Properties AB (a)(b)	9,781,818	24,417
Millrose Properties, Inc., Class A, REIT	539,813	18,143
SRE Holdings Corp. (c)	700,828	15,331
RE / MAX Holdings, Inc., Class A (b)	1,500,000	14,145
Genova Property Group AB	2,126,731	8,720
		1,330,189

Utilities 0.77%
Talen Energy Corp. (b)	490,739	208,751
Neoenergia SA	26,773,777	144,376
Black Hills Corp.	1,443,636	88,913
SembCorp Industries, Ltd.	16,633,185	77,624
Nippon Gas Co., Ltd.	2,894,800	54,183
IDACORP, Inc. (c)	377,251	49,854
Mytrah Energy, Ltd. (a)(b)(d)	10,418,000	— (h)
		623,701
Total common stocks (cost: $50,915,313,000)		77,416,715
Preferred securities 0.86%
Information technology 0.37%
PsiQuantum Corp., Series D, preferred shares (b)(d)(e)	1,334,542	54,885
PsiQuantum Corp., Series E, preferred shares (b)(d)(e)	1,215,769	50,000
Tekion Corp., Series B, preferred shares (b)(d)(e)	6,145,506	56,846
Tekion Corp., Series A, preferred shares (b)(d)(e)	340,980	3,154
Skyryse, Inc., Series B, preferred shares (a)(b)(d)(e)	1,649,110	44,566
Skyryse, Inc., Series C, preferred shares (a)(b)(d)(e)	566,696	15,314
ANDPAD, Inc., Series D, preferred shares (b)(d)(e)	459,413	27,402
SiFive, Inc., Series F, preferred shares (b)(d)(e)	3,451,632	21,918
Patreon, Inc., Series E, preferred shares (b)(d)(e)	698,208	8,399
Patreon, Inc., Series SEED, noncumulative preferred shares (b)(d)(e)	163,096	1,962
Outreach Corp., Series G, preferred shares (b)(d)(e)	1,554,053	8,967
Yotpo, Ltd., Series F, preferred shares (b)(d)(e)	8,332,809	4,083
Yotpo, Ltd., Series B, preferred shares (b)(d)(e)	1,111,347	545
Yotpo, Ltd., Series C, preferred shares (b)(d)(e)	1,057,985	518
Yotpo, Ltd., Series A-1, preferred shares (b)(d)(e)	709,592	348
Yotpo, Ltd., Series A, preferred shares (b)(d)(e)	345,899	169
Yotpo, Ltd., Series C-1, preferred shares (b)(d)(e)	293,302	144
Yotpo, Ltd., Series D, preferred shares (b)(d)(e)	163,552	80
Yotpo, Ltd., Series B-1, preferred shares (b)(d)(e)	130,625	64
Kandou Holding SA, Series D, preferred shares (b)(d)(e)	4,400,000	44
		299,408

Financials 0.18%
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares (b)(c)	3,980,985	62,263
PPRO Holding GmbH, Series B-1, 8.00% preferred shares (a)(b)(d)(e)	13,618	55,093
Pine Labs Pte., Ltd., Series J, cumulative preferred shares (b)(d)(e)	7,261,835	26,215
		143,571

13	SMALLCAP World Fund

Preferred securities (continued)	Shares	Value (000)

Industrials 0.16%
Einride AB, Series B, preferred shares (a)(b)(d)(e)	1,334,588	$56,413
Einride AB, Series A, preferred shares (a)(b)(d)(e)	11,990	507
Zipline International, Inc., Series G, preferred shares (b)(d)(e)	1,192,000	51,172
Workrise Technologies, Inc., Series E, preferred shares (b)(d)(e)	95,423	15,923
Jungheinrich AG, nonvoting preferred shares	162,853	5,652
		129,667

Health care 0.08%
InSilico Medicine Cayman TopCo, Series D, preferred shares (b)(d)(e)	605,423	31,273
InSilico Medicine Cayman TopCo, Series E, preferred shares (b)(d)(e)	72,985	3,770
Sail Biomedicines, Inc., Series B, 6.00% preferred shares (b)(d)(e)	1,785,714	21,393
ClearNote Health, Inc., Series C, 5.00% noncumulative preferred shares (a)(b)(d)(e)	1,531,102	12,408
		68,844

Real estate 0.06%
QuintoAndar, Ltd., Series E-1, preference shares (b)(d)(e)	244,733	50,373

Consumer discretionary 0.01%
StockX, Inc., Series E-1, preferred shares (b)(d)(e)	222,222	7,409
StockX, Inc., Series AA, preferred shares (b)(d)(e)	57,338	1,912
StockX, Inc., Series B, preferred shares (b)(d)(e)	3,094	103
		9,424
Total preferred securities (cost: $737,449,000)		701,287
Rights & warrants 0.00%
Industrials 0.00%
Momentus, Inc., warrants, expire 8/12/2026 (b)	2,225,000	55

Information technology 0.00%
Foursquare Labs, Inc., Series A, warrants, expire 12/4/2033 (b)(d)(e)	1,163,990	— (h)
Kandou Holding SA, warrants, expire 8/18/2028 (b)(d)(e)	2,257,143	— (h)
		— (h)
Total rights & warrants (cost: $3,082,000)		55
Convertible stocks 0.23%
Materials 0.15%
Albemarle Corp., Class A, cumulative convertible preferred depositary shares, 7.25% 3/1/2027 (a)	3,221,160	122,017

Utilities 0.04%
TAE Technologies, Inc., Series 11, 4.00% perpetual cumulative convertible preferred shares (d)(e)	300,000	30,000
TAE Technologies, Inc., Series 12, 4.00% perpetual convertible preferred shares (d)(e)	137,515	6,876
		36,876

Information technology 0.03%
Tarana Wireless, Inc., Series 6, noncumulative convertible preferred shares (d)(e)	14,888,589	15,922
Tarana Wireless, Inc., Series 8, noncumulative convertible preferred shares (d)(e)	1,234,727	1,320
Tarana Wireless, Inc., Series 7A, noncumulative convertible preferred shares (d)(e)	935,103	1,000
Tarana Wireless, Inc., Series 7, noncumulative convertible preferred shares (d)(e)	935,103	1,000
RealSelf, Inc., Series C, convertible preferred shares (a)(d)(e)	3,468,862	2,498
		21,740

Health care 0.01%
Candid Therapeutics, Inc., Class B, noncumulative convertible preferred shares (d)(e)	16,666,666	9,667

SMALLCAP World Fund	14

Convertible stocks (continued)	Shares	Value (000)

Industrials 0.00%
Long Wall Co., Class A-10, noncumulative convertible preferred shares (d)(e)	1,427,680	$998
Long Wall Co., Class A-8, noncumulative convertible preferred shares (d)(e)	881,856	616
		1,614
Total convertible stocks (cost: $223,201,000)		191,914
Convertible bonds & notes 0.07%	Principal amount (000)
Information technology 0.07%
PayClip, Inc., convertible notes, 4.50% PIK 12/15/2028 (d)(e)(i)	USD25,032	31,330
Wolfspeed, Inc., convertible notes, 2.50% 6/15/2031 (d)	5,997	14,326
Wolfspeed, Inc., convertible notes, 2.50% 6/15/2031 (g)	2,307	5,537
		51,193

Real estate 0.00%
Genova Property Group AB, convertible notes, 6.75% 3/19/2029 (d)	SEK20,000	2,284

Health care 0.00%
ClearNote Health, Inc., convertible notes, 8.00% 11/02/2025 (a)(d)(e)	USD2,000	2,000
Total convertible bonds & notes (cost: $37,978,000)		55,477
Bonds, notes & other debt instruments 0.02%
Corporate bonds, notes & loans 0.02%
Information technology 0.02%
Kandou Holding SA, Term Loan, 7.00% 12/1/2025 (d)(e)(j)	5,000	5,000
Wolfspeed, Inc. 12.00% PIK or 7.00% Cash 6/15/2031 (7.00% on 12/15/2030) (i)(k)	9,072	8,029
Total corporate bonds, notes & loans		13,029
Total bonds, notes & other debt instruments (cost: $15,961,000)		13,029
Short-term securities 4.39%	Shares
Money market investments 3.82%
Capital Group Central Cash Fund 4.17% (a)(l)	31,066,598	3,106,660

Money market investments purchased with collateral from securities on loan 0.57%
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.99% (l)(m)	69,300,000	69,300
Fidelity Investments Money Market Government Portfolio, Class I 4.04% (l)(m)	64,700,000	64,700
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 4.05% (l)(m)	64,700,000	64,700
BlackRock Liquidity Funds – FedFund, Institutional Shares 4.03% (l)(m)	55,500,000	55,500
Capital Group Central Cash Fund 4.17% (a)(l)(m)	548,203	54,820
Dreyfus Treasury Obligations Cash Management, Institutional Shares 4.00% (l)(m)	50,800,000	50,800
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.09% (l)(m)	50,800,000	50,800
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.05% (l)(m)	42,734,398	42,735
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 4.06% (l)(m)	9,200,000	9,200
		462,555
Total short-term securities (cost: $3,568,962,000)		3,569,215
Total investment securities 100.75% (cost: $55,501,946,000)		81,947,692
Other assets less liabilities (0.75)%		(608,108)
Net assets 100.00%		$81,339,584

15	SMALLCAP World Fund

Investments in affiliates (a)

	Value at 10/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 9/30/2025 (000)	Dividend or interest income (000)
Common stocks 22.90%
Industrials 6.27%
Diploma PLC	$637,351	$—	$19,767	$5,839	$116,402	$739,825	$7,926
Arcosa, Inc.	192,551	158,202	—	—	7,913	358,666	555
Enpro, Inc.	146,525	150,222	49,348	(12,466)	81,830	316,763	1,774
CSW Industrials, Inc.	369,230	137,027	99,366	15,195	(132,617)	289,469	918
Cleanaway Waste Management, Ltd.	181,354	94,458	—	—	(15,424)	260,388	4,655
VSE Corp.	114,515	76,310	77,026	18,689	104,816	237,304	626
Kadant, Inc.	317,558	18	55,588	2,582	(34,933)	229,637	1,155
AZZ, Inc.	—	190,651	—	—	23,380	214,031	635
Carel Industries SpA (c)	161,583	34,163	36,644	9,244	34,268	202,614	1,686
First Advantage Corp. (b)(c)	134,846	128,755	20,906	(2,587)	(45,360)	194,748	—
CBIZ, Inc. (b)	269,764	109,468	134,651	(18,548)	(41,276)	184,757	—
Japan Elevator Service Holdings Co., Ltd.	152,080	302	—	—	25,724	178,106	1,452
NICHIAS Corp. (c)	119,388	57,504	—	—	(3,299)	173,593	4,061
Enerpac Tool Group Corp., Class A	182,112	—	31,425	10,340	(13,182)	147,845	174
ICF International, Inc.	233,124	57,841	59,938	(14,498)	(80,036)	136,493	749
Volution Group PLC	129,743	10,478	13,037	1,557	5,426	134,167	1,804
SWCC Corp. (c)	33,684	68,991	—	—	26,883	129,558	2,572
Montana Aerospace AG (b)	82,182	10,763	5,784	(3,870)	36,889	120,180	—
Cadre Holdings, Inc.	34,426	92,691	9,198	(3,091)	3,854	118,682	974
Sinfonia Technology Co., Ltd. (c)	—	77,740	14,112	3,849	45,165	112,642	1,553
R&S Group Holding AG	—	65,473	—	—	38,157	103,630	1,776
INVISIO Communications AB	40,255	45,590	13,316	(153)	14,656	87,032	524
PFISTERER Holding SE (b)(c)	—	58,975	—	—	18,114	77,089	—
Mader Group, Ltd.	33,419	11,260	—	—	24,730	69,409	723
Limbach Holdings, Inc. (b)(c)	—	71,755	—	—	(9,085)	62,670	—
Shaily Engineering Plastics, Ltd.	—	47,274	—	—	14,488	61,762	57
Instalco AB	71,153	36,801	24,517	(6,555)	(20,669)	56,213	1,521
Einride AB (b)(d)(e)	—	18,275	—	—	4,445	22,720	—
Einride AB (EUR denominated) (b)(d)(e)	3,169	—	—	—	15,357	18,526	—
Byrna Technologies, Inc. (b)(c)	—	36,558	1,578	(645)	4,241	38,576	—
Karnell Group AB (b)	16,808	—	—	—	6,346	23,154	—
Harmonic Drive Systems, Inc. (c)(n)	126,232	11,942	87,092	(45,611)	13,610	—	281
CECO Environmental Corp. (b)(n)	49,600	5,409	13,877	5,040	39,606	—	—
Comfort Systems USA, Inc. (n)	704,593	—	265,902	225,808	413,951	—	2,680
DO & CO AG, non-registered shares (n)	117,687	—	90,824	48,404	1,846	—	852
Wizz Air Holdings PLC (b)(c)(n)	116,825	57,155	120,411	(68,462)	34,784	—	—
Interpump Group SpA (n)	379,645	20,978	195,535	(85,469)	27,402	—	1,107
Saia, Inc. (b)(n)	595,387	12,481	236,821	150,981	(288,053)	—	—
AZEK Co., Inc. (The), Class A (b)(o)	421,987	—	336,370	148,583	(234,200)	—	—
Hensoldt AG (c)(n)	209,110	3,541	350,878	186,087	137,551	—	1,191
Fasadgruppen Group AB (o)	10,136	—	7,562	(10,139)	7,565	—	195
Munters Group AB (o)	224,538	29,150	132,763	(16,394)	(104,531)	—	—
Visional, Inc. (b)(n)	170,663	33,698	104,216	1,288	17,464	—	—
Green Landscaping Group AB (o)	26,951	—	21,544	(7,539)	2,132	—	—
Johns Lyng Group, Ltd. (o)	57,420	—	37,365	(60,734)	40,679	—	299
Judges Scientific PLC (o)	52,141	—	34,320	(9,267)	(8,554)	—	328
Herc Holdings, Inc. (n)	104,565	238,936	148,668	(75,120)	(31,033)	—	3,631
Inox Wind, Ltd. (b)(n)	144,100	44,133	15,819	3,462	(71,405)	—	—
						5,100,249

SMALLCAP World Fund	16

Investments in affiliates (a) (continued)

	Value at 10/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 9/30/2025 (000)	Dividend or interest income (000)
Financials 3.61%
Essent Group, Ltd.	$456,771	$71,200	$20,045	$(19)	$2,885	$510,792	$9,749
Glacier Bancorp, Inc. (c)	277,140	112,731	52,556	(4,448)	18,552	351,419	8,848
360 ONE WAM, Ltd.	330,578	55,208	29,197	(1,359)	(19,108)	336,122	2,183
Baldwin Insurance Group, Inc. (The), Class A (b)(c)	116,756	257,037	—	—	(134,511)	239,282	—
JB Financial Group Co., Ltd.	125,209	24,954	5,970	1,399	55,268	200,860	9,741
Manappuram Finance, Ltd.	71,091	68,404	7,149	(2,975)	43,524	172,895	1,518
JTC PLC	134,149	32,903	32,658	(303)	37,588	171,679	1,970
Plus500, Ltd.	—	136,583	—	—	17,485	154,068	4,613
Skyward Specialty Insurance Group, Inc. (b)	90,112	50,764	—	—	12,763	153,639	—
IIFL Finance, Ltd. (b)	146,965	53,407	33,059	4,363	(23,635)	148,041	—
AUB Group, Ltd.	137,133	—	—	—	1,911	139,044	3,794
Home First Finance Company India, Ltd.	33,900	102,470	30,809	—	4,516	110,077	348
SiriusPoint, Ltd. (b)	71,700	32,110	19,293	13,370	10,653	108,540	—
Aptus Value Housing Finance India, Ltd.	117,137	—	—	—	(18,269)	98,868	1,453
Premium Group Co., Ltd.	37,278	4,541	—	—	(1,008)	40,811	876
Victory Capital Holdings, Inc., Class A (n)	177,454	7,893	—	—	30,183	—	6,138
Independent Bank Group, Inc. (o)	46,293	162,254	206,814	—	(1,733)	—	389
Boku, Inc. (b)(o)	44,468	—	44,105	(4,479)	4,116	—	—
Hellenic Exchanges - Athens Stock Exchange SA (o)	17,725	—	28,256	11,071	(540)	—	1,219
Goosehead Insurance, Inc., Class A (n)	174,309	—	22,958	(1,522)	(24,208)	—	11,536
BFF Bank SpA (b)(n)	113,398	15,195	41,471	(6,983)	8,051	—	—
						2,936,137
Information technology 5.04%
Lumentum Holdings, Inc. (b)(c)	—	345,649	98,922	38,075	371,817	656,619	—
Kokusai Electric Corp. (c)	412,504	71,859	70,530	(23,838)	125,891	515,886	4,494
Impinj, Inc. (b)	346,479	125,118	—	—	(52,511)	419,086	—
eMemory Technology, Inc.	500,365	5,376	57,806	16,271	(111,375)	352,831	4,111
Allegro MicroSystems, Inc. (b)	114,180	143,515	46,817	9,979	59,099	279,956	—
Maruwa Co., Ltd. (c)	283,807	89,806	117,251	42,641	(50,805)	248,198	588
Dexerials Corp. (c)	219,747	—	—	—	18,617	238,364	6,284
Ncino, Inc. (b)(c)	93,808	194,420	19,072	(8,105)	(48,835)	212,216	—
Viavi Solutions, Inc. (b)	125,878	11,254	—	—	52,653	189,785	—
Insight Enterprises, Inc. (b)	561,492	65,042	201,060	(50,352)	(191,517)	183,605	—
Alkami Technology, Inc. (b)	147,604	42,033	31,832	14,645	(36,723)	135,727	—
Megaport, Ltd. (b)	64,292	855	—	—	68,515	133,662	—
PAR Technology Corp. (b)(c)	79,165	79,532	30,967	1,963	(21,278)	108,415	—
PAR Technology Corp. (b)(o)	43,685	—	32,420	—	(11,265)	—	—
Kitron ASA	—	83,027	—	—	9,908	92,935	145
Netskope, Inc., Class A (b)	—	75,122	—	—	14,748	89,870	—
Rogers Corp. (b)	—	86,661	—	—	1,526	88,187	—
Appier Group, Inc. (c)	20,581	61,399	—	—	3,788	85,768	59
Riken Keiki Co., Ltd. (c)	55,683	22,317	1,249	(508)	(10,395)	65,848	972
Noventiq Holdings PLC (GDR) (b)(d)(g)	26,863	—	—	—	(20,738)	6,125	—
Noventiq Holdings PLC (GDR) (b)(d)	25	—	—	—	(19)	6	—
ALTEN SA, non-registered shares (o)	211,978	—	157,529	(73,637)	19,188	—	—
Silicon Laboratories, Inc. (b)(n)	175,680	35,724	158,018	39,824	(2,043)	—	—
Money Forward, Inc. (b)(c)(n)	177,985	—	52,742	(23,675)	(181)	—	—
Tri Chemical Laboratories, Inc. (o)	63,038	—	45,655	(4,089)	(13,294)	—	585
SHIFT, Inc. (b)(n)	88,147	41,075	111,538	23,952	13,305	—	—

17	SMALLCAP World Fund

Investments in affiliates (a) (continued)

	Value at 10/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 9/30/2025 (000)	Dividend or interest income (000)
Global Unichip Corp. (n)	$241,391	$9,066	$45,430	$16,405	$37,590	$—	$3,143
Softcat PLC (n)	269,109	9,956	81,019	(8,819)	9,372	—	7,830
Vitec Software Group AB, Class B (c)(n)	164,554	14,461	88,319	5,676	(45,333)	—	777
Kulicke and Soffa Industries, Inc. (n)	212,083	—	80,475	(53,454)	18,987	—	2,746
Tanla Platforms, Ltd. (o)	79,209	—	52,739	13,374	(39,844)	—	381
SINBON Electronics Co., Ltd. (n)	143,736	5,694	87,819	(11,042)	(16,262)	—	1,538
SmartCraft ASA, Class A (b)(n)	41,751	—	24,754	4,169	(10,505)	—	—
GFT Technologies SE (o)	35,308	288	34,732	(16,391)	15,527	—	47
Alphawave IP Group PLC (b)(o)	32,628	47,982	127,169	47,117	(558)	—	—
Esker SA (o)	139,559	—	128,834	30,575	(41,300)	—	—
A&D HOLON Holdings Co., Ltd. (o)	26,355	—	24,206	(8,539)	6,390	—	203
						4,103,089
Consumer discretionary 2.85%
TopBuild Corp. (b)	880,892	65,884	101,883	49,819	(86,537)	808,175	—
Cavco Industries, Inc. (b)	273,188	9,535	—	—	100,580	383,303	—
Metaplanet, Inc. (b)(c)	—	244,905	14,768	3,048	4,875	238,060	—
Patrick Industries, Inc. (c)	89,628	165,414	49,064	(11,272)	25,168	219,874	3,112
DPC Dash, Ltd. (b)	104,884	—	9,607	2,519	8,264	106,060	—
Century Communities, Inc.	155,706	—	—	—	(59,891)	95,815	1,708
Cairn Homes PLC (GBP denominated)	—	63,275	—	—	(1,290)	61,985	2,542
Cairn Homes PLC (EUR denominated)	61,069	—	30,350	15,684	(13,608)	32,795	1,606
Genda, Inc. (b)(c)	80,345	30,220	—	—	(29,971)	80,594	—
Domino’s Pizza Group PLC	105,746	—	—	—	(35,336)	70,410	3,845
Aditya Vision, Ltd.	60,863	32,407	34,432	352	3,596	62,786	126
Tsuburaya Fields Holdings, Inc. (c)	55,599	16,024	3,675	(59)	(8,307)	59,582	954
Watches of Switzerland Group PLC (b)	113,737	9,113	38,172	(26,332)	1,097	59,443	—
Beazer Homes USA, Inc. (b)	56,716	—	—	—	(15,968)	40,748	—
BNN Technology PLC (b)(d)	— (h)	—	—	—	— (h)	— (h)	—
Dine Brands Global, Inc. (o)	26,517	4,590	19,994	(15,402)	4,289	—	943
Melco Resorts & Entertainment, Ltd. (ADR) (b)(o)	200,228	3,567	147,338	(26,764)	(29,693)	—	—
Wyndham Hotels & Resorts, Inc. (n)	321,018	79,748	113,821	7,750	3,392	—	6,470
YETI Holdings, Inc. (b)(n)	214,906	—	145,857	346	(48,113)	—	—
IDP Education, Ltd. (n)	—	84,066	18,267	(24,873)	6,850	—	598
Victoria PLC (o)	10,425	—	3,885	(25,646)	19,106	—	—
Tube Investments of India, Ltd. (n)	542,978	11,100	71,009	38,484	(219,142)	—	409
Boot Barn Holdings, Inc. (b)(n)	344,641	47,933	267,754	100,527	(151,917)	—	—
Pets at Home Group PLC (o)	140,017	—	96,220	(62,580)	18,783	—	1,127
Auction Technology Group PLC (b)(n)	54,588	—	20,611	(53,973)	42,541	—	—
Traeger, Inc. (b)(o)	23,919	—	8,239	(11,418)	(4,262)	—	—
Shoei Co., Ltd. (n)	66,850	—	30,852	(26,531)	8,903	—	929
Jack in the Box, Inc. (o)	74,771	—	30,074	(113,362)	68,665	—	1,414
Malibu Boats, Inc., Class A (b)(n)	62,986	—	22,284	(19,039)	9,156	—	—
Champion Homes, Inc. (b)(n)	189,856	243,551	134,997	(75,437)	(41,578)	—	—
Lottomatica Group SpA (n)	217,650	909	136,405	65,761	157,296	—	5,026
CAVA Group, Inc. (b)(c)(n)	718,643	59,306	158,158	106,368	(396,881)	—	—
Rusta AB (c)(n)	94,781	—	40,500	8,606	(21,832)	—	982
tonies SE, Class A (b)(c)(n)	48,978	—	11,630	(1,332)	8,468	—	—
Genius Sports, Ltd. (b)(n)	79,672	24,498	69,170	27,863	24,568	—	—
						2,319,630

SMALLCAP World Fund	18

Investments in affiliates (a) (continued)

	Value at 10/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 9/30/2025 (000)	Dividend or interest income (000)
Health care 1.44%
NewAmsterdam Pharma Co. NV (b)(c)	$—	$191,776	$—	$—	$52,696	$244,472	$—
IDEAYA Biosciences, Inc. (b)	69,602	91,741	15,565	(4,343)	18,277	159,712	—
BONESUPPORT Holding AB (b)	158,457	—	8,012	4,590	176	155,211	—
DiaSorin SpA	124,784	57,658	—	—	(40,047)	142,395	1,580
Addus HomeCare Corp. (b)	—	154,540	24,591	(4,243)	2,819	128,525	—
Rapport Therapeutics, Inc. (b)	53,300	41,800	21,000	—	26,955	101,055	—
Gubra AS (c)	95,887	—	—	—	(19,046)	76,841	12,044
Phreesia, Inc. (b)	59,096	14,461	—	—	175	73,732	—
KalVista Pharmaceuticals, Inc. (b)	39,072	—	2,374	52	1,953	38,703	—
Entero Healthcare Solutions, Ltd. (b)	32,642	5,519	—	—	(8,566)	29,595	—
Vicore Pharma Holding AB (b)	—	10,033	—	—	6,630	16,663	—
Haemonetics Corp. (b)(o)	206,241	20,804	172,238	7,964	(62,771)	—	—
Xenon Pharmaceuticals, Inc. (b)(n)	206,694	23,574	67,647	(6,482)	(2,558)	—	—
NovoCure, Ltd. (b)(n)	101,963	35,026	95,621	(57,700)	42,172	—	—
Allogene Therapeutics, Inc. (b)(o)	19,310	15,277	15,547	(19,730)	690	—	—
Tandem Diabetes Care, Inc. (b)(o)	165,549	2,783	109,749	(60,191)	1,608	—	—
Surgical Science Sweden AB (b)(c)(n)	40,953	—	33,414	(31,984)	27,437	—	—
agilon health, Inc. (b)(n)	92,639	28,234	66,926	(54,585)	9,117	—	—
Structure Therapeutics, Inc. (ADR) (b)(o)	189,715	6,262	94,843	(104,754)	3,620	—	—
Establishment Labs Holdings, Inc. (b)(c)(n)	58,089	18,576	37,865	(15,572)	6,374	—	—
Praxis Precision Medicines, Inc. (b)(o)	51,099	—	27,730	(21,437)	(1,932)	—	—
Semler Scientific, Inc. (b)(c)(n)	—	41,784	9,690	(11,546)	(8,991)	—	—
						1,166,904
Materials 1.67%
Sandstorm Gold, Ltd.	142,777	—	—	—	155,151	297,928	1,709
APL Apollo Tubes, Ltd.	283,527	—	—	—	1,337	284,864	988
Materion Corp.	162,480	20,684	—	—	16,896	200,060	899
Sumitomo Bakelite Co., Ltd.	142,688	52,387	21,482	(866)	23,017	195,744	3,337
SigmaRoc PLC (b)	—	81,616	—	—	63,043	144,659	—
TriMas Corp.	—	110,812	—	—	861	111,673	—
Ramkrishna Forgings, Ltd.	146,822	23,094	4,809	(3,381)	(78,740)	82,986	304
Asahi Yukizai Corp. (c)	40,066	—	—	—	3,715	43,781	1,077
Fujimi, Inc. (c)(n)	73,220	—	33,100	(6,698)	(2,537)	—	1,029
MEC Co., Ltd. (o)	41,325	—	25,920	(14,619)	(786)	—	254
Major Drilling Group International, Inc. (o)	27,726	—	26,821	(1,949)	1,044	—	—
						1,361,695
Consumer staples 0.34%
Kotobuki Spirits Co., Ltd. (c)	149,054	27,297	36,389	(2,924)	500	137,538	2,602
Fever-Tree Drinks PLC	32,886	76,792	—	—	701	110,379	1,242
Humble Group AB (b)(c)	34,618	3,068	—	—	(10,600)	27,086	—
Grocery Outlet Holding Corp. (b)(o)	139,316	—	108,894	(96,046)	65,624	—	—
Redcare Pharmacy NV, non-registered shares (b)(c)(n)	172,116	32,240	54,619	(8,258)	(56,465)	—	—
WK Kellogg Co. (o)	28,676	54,978	101,054	15,762	1,638	—	2,223
						275,003
Communication services 1.09%
Nippon Television Holdings, Inc.	110,883	260,407	—	—	167,283	538,573	4,168
Hemnet Group AB	151,022	51,672	23,667	11,980	(64,910)	126,097	625
Baltic Classifieds Group PLC	119,099	—	15,809	3,932	376	107,598	1,149
Trustpilot Group PLC (b)	31,743	65,604	—	—	(4,609)	92,738	—

19	SMALLCAP World Fund

Investments in affiliates (a) (continued)

	Value at 10/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 9/30/2025 (000)	Dividend or interest income (000)
Starz Entertainment Corp. (b)	$—	$21,081	$—	$—	$(1,391)	$19,690	$—
Future PLC (n)	77,335	—	21,507	970	(26,109)	—	238
Magnite, Inc. (b)(c)(n)	—	175,246	124,161	33,894	49,742	—	—
						884,696
Energy 0.38%
Weatherford International	96,874	277,376	55,380	(10,072)	(9,611)	299,187	3,490
Savannah Energy PLC (b)(c)(d)	26,989	2,080	—	—	(17,540)	11,529	—
Vallourec SA (c)(n)	198,929	—	55,226	12,423	37,702	—	19,377
MEG Energy Corp. (n)	263,996	10,098	71,769	2,808	14,330	—	3,853
						310,716
Real estate 0.21%
Altus Group, Ltd. (c)	143,576	16,209	44,133	3,181	462	119,295	1,310
K-Fast Holding AB, Class B (b)	46,247	—	—	—	(18,511)	27,736	—
Prisma Properties AB (b)	25,775	—	—	—	(1,358)	24,417	—
Embassy Office Parks REIT (n)	232,579	—	84,150	308	(2,454)	—	10,964
Poly Property Services Co., Ltd., Class H (n)	—	50,780	—	—	3,753	—	2,257
SRE Holdings Corp. (c)(n)	39,823	—	13,150	(14,463)	3,121	—	115
Safestore Holdings PLC REIT (n)	132,224	21,159	90,087	(15,159)	(15,134)	—	3,859
UMH Properties, Inc. REIT (n)	35,323	61,401	23,119	(6,841)	(13,888)	—	2,843
						171,448
Utilities 0.00%
Mytrah Energy, Ltd. (b)(d)	— (h)	—	—	—	— (h)	— (h)	—
Total common stocks						18,629,567
Preferred securities 0.23%
Information technology 0.07%
Skyryse, Inc., Series B, preferred shares (b)(d)(e)	36,627	—	—	—	7,939	44,566	—
Skyryse, Inc., Series C, preferred shares (b)(d)(e)	—	15,314	—	—	—	15,314	—
						59,880
Financials 0.07%
PPRO Holding GmbH, Series B-1, 8.00% preferred shares (b)(d)(e)	47,941	—	—	—	7,152	55,093	—
Industrials 0.07%
Einride AB, Series B, preferred shares (b)(d)(e)	9,649	—	—	—	46,764	56,413	—
Einride AB, Series A, preferred shares (b)(d)(e)	87	—	—	—	420	507	—
						56,920
Health care 0.02%
ClearNote Health, Inc., Series C, 5.00% noncumulative preferred shares (b)(d)(e)	10,565	—	—	—	1,843	12,408	—
Total preferred securities						184,301
Convertible stocks 0.15%
Materials 0.15%
Albemarle Corp., Class A, cumulative convertible preferred depositary shares, 7.25% 3/1/2027	—	98,357	—	—	23,660	122,017	3,191
Information technology 0.00%
RealSelf, Inc., Series C, convertible preferred shares (d)(e)	3,746	—	—	—	(1,248)	2,498	—
Total convertible stocks						124,515

SMALLCAP World Fund	20

Investments in affiliates (a) (continued)

	Value at 10/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 9/30/2025 (000)	Dividend or interest income (000)
Convertible bonds & notes 0.00%
Information technology 0.00%
Alphawave IP Group PLC, convertible notes, 3.75% 3/1/2030 (o)	$—	$5,000	$7,227	$2,227	$—	$—	$118
PayClip, Inc., convertible notes, 4.50% PIK 12/15/2028 (d)(e)(i)(n)	26,787	1,304	—	—	3,239	—	1,306
						—
Health care 0.00%
ClearNote Health, Inc., convertible notes, 8.00% 10/28/2025 (d)(e)	2,000	—	—	—	—	2,000	160
Total convertible bonds & notes						2,000
Short-term securities 3.89%
Money market investments 3.82%
Capital Group Central Cash Fund 4.17% (l)	3,396,935	8,487,182	8,777,208	134	(383)	3,106,660	138,265
Money market investments purchased with collateral from securities on loan 0.07%
Capital Group Central Cash Fund 4.17% (l)(m)	39,774	15,046 (p)				54,820	— (q)
Total short-term securities						3,161,480
Total 27.17%				$(114,379)	$185,738	$22,101,863	$405,079
Restricted securities (e)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
PsiQuantum Corp., Series D, preferred shares (b)(d)	5/28/2021	$35,000	$54,885	0.07%
PsiQuantum Corp., Series E, preferred shares (b)(d)	8/29/2025	50,000	50,000	0.06
Einride AB, Series B, preferred shares (a)(b)(d)	3/23/2021-5/6/2021	18,753	56,413	0.07
Einride AB (a)(b)(d)	7/14/2025	18,275	22,720	0.03
Einride AB (EUR denominated) (a)(b)(d)	7/16/2021-2/1/2023	10,542	18,526	0.02
Einride AB, Series A, preferred shares (a)(b)(d)	10/11/2021	312	507	0.00 (r)
Pine Labs Pte., Ltd. (b)(d)	5/12/2021	28,710	35,351	0.05
Pine Labs Pte., Ltd., Series J, cumulative preferred shares (b)(d)	5/12/2021	21,291	26,215	0.03
Tekion Corp., Series B, preferred shares (b)(d)	8/20/2025	56,846	56,846	0.07
Tekion Corp., Series A, preferred shares (b)(d)	8/20/2025	3,154	3,154	0.00 (r)
Skyryse, Inc., Series B, preferred shares (a)(b)(d)	10/21/2021	40,700	44,566	0.05
Skyryse, Inc., Series C, preferred shares (a)(b)(d)	9/16/2025	15,314	15,314	0.02
PPRO Holding GmbH, Series B-1, 8.00% preferred shares (a)(b)(d)	1/28/2021	48,694	55,093	0.07
Zipline International, Inc., Series G, preferred shares (b)(d)	6/7/2024	50,000	51,172	0.06
QuintoAndar, Ltd., Series E-1, preference shares (b)(d)	12/20/2021	50,000	50,373	0.06
TAE Technologies, Inc., Series 11, 4.00% perpetual cumulative convertible preferred shares (d)	8/27/2024	26,493	30,000	0.04
TAE Technologies, Inc., Series 12, 4.00% perpetual convertible preferred shares (d)	8/21/2024	6,412	6,876	0.01
InSilico Medicine Cayman TopCo, Series D, preferred shares (b)(d)	5/13/2022-7/18/2022	23,685	31,273	0.04
InSilico Medicine Cayman TopCo, Series E, preferred shares (b)(d)	4/23/2025	3,770	3,770	0.00 (r)
PayClip, Inc., convertible notes, 4.50% PIK 12/15/2028 (d)(i)	5/29/2024-9/15/2025	26,867	31,330	0.04
ANDPAD, Inc., Series D, preferred shares (b)(d)	6/30/2022	19,506	27,402	0.03
SiFive, Inc., Series F, preferred shares (b)(d)	3/16/2022	25,000	21,918	0.03

21	SMALLCAP World Fund

Restricted securities (e) (continued)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Sail Biomedicines, Inc., Series B, 6.00% preferred shares (b)(d)	8/10/2021	$50,000	$21,393	0.03%
KRY International AB, Series A (b)(d)	5/13/2021	60,425	21,045	0.03
Dock, Ltd. (b)(d)	10/19/2020	26,000	19,997	0.02
Tarana Wireless, Inc., Series 6, noncumulative convertible preferred shares (d)	2/18/2022	12,179	15,922	0.02
Tarana Wireless, Inc., Series 8, noncumulative convertible preferred shares (d)	9/2/2025	1,320	1,320	0.00 (r)
Tarana Wireless, Inc., Series 7A, noncumulative convertible preferred shares (d)	9/2/2025	1,000	1,000	0.00 (r)
Tarana Wireless, Inc., Series 7, noncumulative convertible preferred shares (d)	9/2/2025	1,000	1,000	0.00 (r)
Workrise Technologies, Inc., Series E, preferred shares (b)(d)	3/8/2021	40,000	15,923	0.02
StockX, Inc., Series E-1, preferred shares (b)(d)	4/15/2021	20,000	7,409	0.01
StockX, Inc. (b)(d)	4/5/2021	14,682	5,394	0.01
StockX, Inc., Series AA, preferred shares (b)(d)	4/5/2021	5,203	1,912	0.00 (r)
StockX, Inc., Series B, preferred shares (b)(d)	4/5/2021	281	103	0.00 (r)
ClearNote Health, Inc., Series C, 5.00% noncumulative preferred shares (a)(b)(d)	4/26/2021	15,101	12,408	0.02
ClearNote Health, Inc., convertible notes, 8.00% 11/02/2025 (a)(d)	12/1/2022	2,000	2,000	0.00 (r)
Patreon, Inc., Series E, preferred shares (b)(d)	9/1/2020	11,944	8,399	0.01
Patreon, Inc., Class B (b)(d)	10/26/2020-10/27/2020	3,255	2,285	0.01
Patreon, Inc., Series SEED, noncumulative preferred shares (b)(d)	9/16/2020	2,790	1,962	0.00 (r)
Candid Therapeutics, Inc., Class B, noncumulative convertible preferred shares (d)	8/27/2024	20,000	9,667	0.01
Outreach Corp., Series G, preferred shares (b)(d)	5/27/2021	45,482	8,967	0.01
Yotpo, Ltd., Series F, preferred shares (b)(d)	2/25/2021	18,329	4,083	0.01
Yotpo, Ltd. (b)(d)	3/16/2021	5,475	1,284	0.00 (r)
Yotpo, Ltd., Series B, preferred shares (b)(d)	3/16/2021	2,322	545	0.00 (r)
Yotpo, Ltd., Series C, preferred shares (b)(d)	3/16/2021	2,211	518	0.00 (r)
Yotpo, Ltd., Series A-1, preferred shares (b)(d)	3/16/2021	1,483	348	0.00 (r)
Yotpo, Ltd., Series A, preferred shares (b)(d)	3/16/2021	723	169	0.00 (r)
Yotpo, Ltd., Series C-1, preferred shares (b)(d)	3/16/2021	613	144	0.00 (r)
Yotpo, Ltd., Series D, preferred shares (b)(d)	3/16/2021	341	80	0.00 (r)
Yotpo, Ltd., Series B-1, preferred shares (b)(d)	3/16/2021	273	64	0.00 (r)
Kandou Holding SA, Term Loan, 7.00% 12/1/2025 (d)(j)	8/20/2024	5,000	5,000	0.01
Kandou Holding SA, Series D, preferred shares (b)(d)	11/17/2021-8/18/2023	30,800	44	0.00 (r)
Kandou Holding SA, warrants, expire 8/18/2028 (b)(d)	8/18/2023	— (h)	— (h)	0.00 (r)
RealSelf, Inc., Series C, convertible preferred shares (a)(d)	4/18/2018	19,000	2,498	0.00 (r)
Long Wall Co., Class A-10, noncumulative convertible preferred shares (d)	12/14/2023	2,439	998	0.00 (r)
Long Wall Co., Class A-8, noncumulative convertible preferred shares (d)	3/24/2021	35,000	616	0.00 (r)
Foursquare Labs, Inc., Series A (b)(d)	12/3/2013	20,000	1,261	0.00 (r)
Foursquare Labs, Inc., Series A, warrants, expire 12/4/2033 (b)(d)	8/22/2014	— (h)	— (h)	0.00 (r)
Total		$1,055,995	$869,462	1.07%

SMALLCAP World Fund	22

(a)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(b)	Security did not produce income during the last 12 months.
(c)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(d)	Value determined using significant unobservable inputs.
(e)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(f)
Security is subject to a contractual sale restriction (lockup). The total value of all such securities was $8,512,000, which represented 0.01% of the net assets of the fund. The remaining lockup period is generally less than one year; and early lockup release provisions may be applicable based on certain set milestones or condition in accordance with legal documents.

(g)
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the
U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $11,662,000, which represented
0.01% of the net assets of the fund.

(h)	Amount less than one thousand.
(i)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(j)
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $5,000,000, which represented 0.01% of the net assets of the fund.

(k)	Step bond; coupon rate may change at a later date.
(l)	Rate represents the seven-day yield at 9/30/2025.
(m)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(n)	Affiliated issuer during the reporting period but no longer an affiliate at 9/30/2025. Refer to the investment portfolio for the security value at 9/30/2025.
(o)	Affiliated issuer during the reporting period but no longer held at 9/30/2025.
(p)	Represents net activity. Refer to Note 5 for more information on securities lending.
(q)	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
(r)	Amount less than 0.01%.

Key to abbreviation(s)
ADR = American Depositary Receipts
CDI = CREST Depository Interest
EUR = Euros

GBP = British pounds
GDR = Global Depositary Receipts
PIK = Payment In Kind

REIT = Real Estate Investment Trust
SEK = Swedish kronor
USD = U.S. dollars
Refer to the notes to financial statements.

23	SMALLCAP World Fund

Financial statements
Statement of assets and liabilities at September 30, 2025

(dollars in thousands)
Assets:
Investment securities, at value (includes $2,155,640 of investment securities on loan):
Unaffiliated issuers (cost: $38,910,001)	$59,845,829
Affiliated issuers (cost: $16,591,945)	22,101,863	$81,947,692
Cash		13,997
Cash denominated in currencies other than U.S. dollars (cost: $7,287)		7,260
Receivables for:
Sales of investments	159,025
Sales of fund’s shares	100,793
Dividends and interest	121,465
Securities lending income	2,249
Other	2,874	386,406
		82,355,355
Liabilities:
Collateral for securities on loan		462,555
Payables for:
Purchases of investments	124,735
Repurchases of fund’s shares	87,688
Investment advisory services	40,301
Services provided by related parties	11,030
Directors’ deferred compensation	6,255
Non-U.S. taxes	281,805
Other	1,402	553,216
Net assets at September 30, 2025		$81,339,584
Net assets consist of:
Capital paid in on shares of capital stock		$53,265,334
Total distributable earnings (accumulated loss)		28,074,250
Net assets at September 30, 2025		$81,339,584
Refer to the notes to financial statements.

SMALLCAP World Fund	24

Financial statements (continued)
Statement of assets and liabilities at September 30, 2025 (continued)

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock — 2,000,000 shares,
$.01 par value (1,063,862 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$28,069,520	373,970	$75.06
Class C	285,648	4,717	60.55
Class T	15	— *	76.20
Class F-1	405,943	5,500	73.81
Class F-2	9,994,301	129,122	77.40
Class F-3	7,067,845	91,882	76.92
Class 529-A	1,606,595	21,770	73.80
Class 529-C	28,008	453	61.87
Class 529-E	49,375	703	70.26
Class 529-T	20	— *	75.98
Class 529-F-1	12	— *	75.81
Class 529-F-2	305,683	4,051	75.46
Class 529-F-3	58	1	75.57
Class R-1	40,093	637	62.94
Class R-2	429,352	6,797	63.17
Class R-2E	35,724	495	72.21
Class R-3	679,933	9,733	69.86
Class R-4	557,601	7,494	74.41
Class R-5E	217,255	2,860	75.97
Class R-5	270,150	3,418	79.04
Class R-6	31,296,453	400,259	78.19
*
Amount less than one thousand.
Refer to the notes to financial statements.

25	SMALLCAP World Fund

Financial statements (continued)
Statement of operations for the year ended September 30, 2025

(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. taxes of $54,010; also includes $403,495 from affiliates)	$981,983
Securities lending income (net of fees)	28,215
Interest (includes $1,584 from affiliates)	6,084	$1,016,282
Fees and expenses*:
Investment advisory services	455,333
Distribution services	82,896
Transfer agent services	53,692
Administrative services	22,633
529 plan services	1,028
Reports to shareholders	1,310
Registration statement and prospectus	1,757
Directors’ compensation	1,098
Auditing and legal	209
Custodian	7,540
State and local taxes	1
Other	1,015	628,512
Net investment income		387,770
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $87,735):
Unaffiliated issuers	3,493,466
Affiliated issuers	(114,379)
Currency transactions	7,740	3,386,827
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $275,908):
Unaffiliated issuers	1,168,650
Affiliated issuers	185,738
Currency translations	1,074	1,355,462
Net realized gain (loss) and unrealized appreciation (depreciation)		4,742,289
Net increase (decrease) in net assets resulting from operations		$5,130,059
*
Additional information related to class-specific fees and expenses is included in the notes to financial statements.
Statements of changes in net assets

(dollars in thousands)
	Year ended September 30,
	2025	2024

Operations:
Net investment income	$387,770	$380,991
Net realized gain (loss)	3,386,827	241,736
Net unrealized appreciation (depreciation)	1,355,462	12,921,795
Net increase (decrease) in net assets resulting from operations	5,130,059	13,544,522
Distributions paid to shareholders	(598,203)	(570,870)
Net capital share transactions	(269,313)	415,170
Total increase (decrease) in net assets	4,262,543	13,388,822
Net assets:
Beginning of year	77,077,041	63,688,219
End of year	$81,339,584	$77,077,041
Refer to the notes to financial statements.

SMALLCAP World Fund	26

Notes to financial statements
1. Organization

SMALLCAP World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation.
The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:
Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*
Class T and 529-T shares are not available for purchase.
Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.
2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board ("FASB"). The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
Operating segments — The fund represents a single operating segment as the operating results of the fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment objectives that are executed by the fund’s portfolio management team. A senior executive team comprised of the fund’s Principal Executive Officer and Principal Financial Officer, serves as the fund’s chief operating decision maker (“CODM”), who act in accordance with Board of Trustee reviews and approvals. The CODM uses financial information, such as changes in net assets from operations, changes in net assets from fund share transactions, and income and expense ratios, consistent with that presented within the accompanying financial statements and financial highlights to assess the fund’s profits and losses and to make resource allocation decisions. Segment assets are reflected in the statement of assets and liabilities as net assets, which consists primarily of investment securities, at value, and significant segment expenses are listed in the accompanying statement of operations.

27	SMALLCAP World Fund

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.
Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.
Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.
Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.
New accounting pronouncements — In December 2023, the FASB issued Accounting Standards Update 2023-09 (“the ASU”), Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the ASU and its impact to the financial statements.
3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

SMALLCAP World Fund	28

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of directors has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The fund’s valuation levels as of September 30, 2025, were as follows (dollars in thousands):

29	SMALLCAP World Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Industrials	$19,605,445	$—	$41,246	$19,646,691
Financials	12,619,398	171,533	35,351	12,826,282
Information technology	11,838,788	283,078	31,880	12,153,746
Consumer discretionary	12,080,381	—	5,394	12,085,775
Health care	8,327,800	—	21,045	8,348,845
Materials	4,013,150	—	—	4,013,150
Consumer staples	2,638,816	—	—	2,638,816
Communication services	2,045,729	—	—	2,045,729
Energy	1,692,262	—	11,529	1,703,791
Real estate	1,330,189	—	—	1,330,189
Utilities	623,701	—	— [1]	623,701
Preferred securities	67,915	—	633,372	701,287
Rights & warrants	55	—	— [1]	55
Convertible stocks	122,017	—	69,897	191,914
Convertible bonds & notes	—	5,537	49,940	55,477
Bonds, notes & other debt instruments	—	8,029	5,000	13,029
Short-term securities	3,569,215	—	—	3,569,215
Total	$80,574,861	$468,177	$904,654	$81,947,692
The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended
September 30, 2025 (dollars in thousands):
	Beginning value at 10/1/2024	Transfers into Level 3[2]	Purchases	Sales	Net realized gain (loss)[3]	Unrealized appreciation (depreciation)[3]	Transfers out of Level 3[2]	Ending value at 9/30/2025
Investment securities	$780,767	$11,766	$93,729	$ (131,931)	$ —	$175,595	$ (25,272)	$904,654
Net unrealized appreciation during the period on Level 3 investment securities held at September 30, 2025								$150,966
1
Amount less than one thousand
2
Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
3
Net realized gain (loss) and unrealized appreciation (depreciation) are included in the related amounts on investments in the fund’s statement of operations.
Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The table on the following page provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

SMALLCAP World Fund	30

	Value at 9/30/2025	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average[1]	Impact to valuation from an increase in input[2]
Common stocks	$146,445	Market comparables	EV/EBITDA multiple	57.6x	57.6x	Increase
			EV/Sales multiple	2.0x - 6.7x	4.8x	Increase
			Discount to EV/Sales multiple	11%	11%	Decrease
			Net adjustment (decrease) based on movement of market comparables	5% - 54%	29%	Decrease
			DLOM	5% - 15%	7%	Decrease
			Risk discount	10% - 25%	23%	Decrease
		Transaction	Transaction price	Not applicable	Not applicable	Not applicable
		Estimated recovery value	De minimis	Not applicable	Not applicable	Not applicable
Preferred securities	$633,372	Transaction	Transaction price	Not applicable	Not applicable	Not applicable
		Discounted cash flow	WACC	9% - 12%	10%	Decrease
			Risk discount	10% - 96%	52%	Decrease
		Market comparables	EV/EBITDA multiple	57.6x	57.6x	Increase
			EV/Sales multiple	3.1x - 9.4x	6.5x	Increase
			EV/Gross Profit multiple	14.0x - 15.1x	14.8x	Increase
			Net adjustment (decrease) based on movement of market comparables	4%	4%	Decrease
			Premium to EV/Gross Profit multiple	15%	15%	Increase
			DLOM	5% - 16%	9%	Decrease
			Risk discount	10% - 25%	16%	Decrease
		Estimated recovery value	Expected proceeds	Not applicable	Not applicable	Not applicable
Rights & warrants	$— [3]	Black-Scholes	Underlying share price	Not applicable	Not applicable	Not applicable
			Implied volatility	30%	30%	Increase
		Estimated recovery value	De minimis	Not applicable	Not applicable	Not applicable
Convertible stocks	$69,897	Market comparables	EV/Sales multiple	1.7x	1.7x	Increase
			Net adjustment (decrease) based on movement of market comparables	52%	52%	Decrease
			DLOM	16%	16%	Decrease
		Transaction	Transaction price	Not applicable	Not applicable	Not applicable
Convertible bonds & notes	$49,940	Transaction	Transaction price	Not applicable	Not applicable	Not applicable
			Discount for uncertainty	10%	10%	Decrease
		Accreted value method	Redemption price	Not applicable	Not applicable	Not applicable
			Yield	15%	15%	Decrease
		Indicative market quotation	Broker quote	Not applicable	Not applicable	Not applicable
Bonds, notes & other debt instruments	$5,000	Transaction	Transaction price	Not applicable	Not applicable	Not applicable
	$904,654
1
Weighted average is by relative fair value.
2
This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.
3
Amount less than one thousand.

31	SMALLCAP World Fund

Key to abbreviations
DLOM = Discount for lack of marketability
EBITDA = Earnings before interest, tax, depreciation, and amortization
EV = Enterprise value
WACC = Weighted average cost of capital
4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.
Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.
Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.
Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.
Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.
Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less

SMALLCAP World Fund	32

developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.
Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.
Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.
Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.
The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.
As of September 30, 2025, the total value of securities on loan was $2,155,640,000, and the total value of collateral received was $2,266,424,000. Collateral received includes cash of $462,555,000 and U.S. government securities of $1,803,869,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

33	SMALLCAP World Fund

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.
As of and during the year ended September 30, 2025, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.
The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.
Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years ("EU reclaims"). These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended September 30, 2025, the fund recognized $596,000 in EU reclaims (net of $17,000 in fees and the effect of realized gain or loss from currency translations) related to European court rulings, which is included in dividend income in the fund’s statement of operations. For U.S. income tax purposes, EU reclaims received by the fund reduce the amount of foreign taxes that a fund may pass through to its shareholders to be utilized as tax deductions or credit on their income tax returns. If the fund receives EU reclaims and either does not pass through foreign taxes in the current year or EU reclaims received exceed foreign taxes for the year, and the fund previously passed through the refunded EU taxes to its shareholders, the fund will enter into a closing agreement with the Internal Revenue Service in order to satisfy potential tax liability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
During the year ended September 30, 2025, the fund reclassified $152,716,000 from total distributable earnings to capital paid in on shares of capital stock to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $910,931,000.
As of September 30, 2025, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):
Undistributed ordinary income	$697,452
Undistributed long-term capital gains	3,189,434
Post-October capital loss deferral*	(718,968)
Gross unrealized appreciation on investments	27,684,456
Gross unrealized depreciation on investments	(2,498,822)
Net unrealized appreciation (depreciation) on investments	25,185,634
Cost of investments	56,762,058
*
This deferral is considered incurred in the subsequent year.

SMALLCAP World Fund	34

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):
	Year ended September 30,
Share class	2025	2024
Class A	$169,460	$178,041
Class C	115	323
Class T	— †	— †
Class F-1	2,433	2,923
Class F-2	86,995	84,892
Class F-3	63,437	55,699
Class 529-A	9,601	10,167
Class 529-C	—	—
Class 529-E	214	266
Class 529-T	— †	— †
Class 529-F-1	— †	— †
Class 529-F-2	2,450	2,342
Class 529-F-3	1	— †
Class R-1	43	136
Class R-2	253	702
Class R-2E	84	110
Class R-3	2,733	3,151
Class R-4	3,768	4,312
Class R-5E	1,703	1,588
Class R-5	2,487	2,827
Class R-6	252,426	223,391
Total	$598,203	$570,870
†
Amount less than one thousand.
7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of Capital Client Group, Inc. (“CCG”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, CCG and AFS are considered related parties to the fund.
Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.583% on such assets in excess of $89 billion. For the year ended September 30, 2025, the investment advisory services fees were $455,333,000, which were equivalent to an annualized rate of 0.604% of average daily net assets.
Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:
Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate CCG for paying service fees, to firms that have entered into agreements with CCG to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.
Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

35	SMALLCAP World Fund

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by CCG for certain shares sold without a sales charge. These share classes reimburse CCG for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2025, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.
Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. Under this agreement, the fund also pays sub-transfer agency fees to AFS. These fees are paid by AFS to third parties for performing transfer agent services on behalf of fund shareholders.
Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.
529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth Savers Plan (formerly, Virginia529) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Commonwealth Savers Plan through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Commonwealth Savers Plan is not considered a related party to the fund.
The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended September 30, 2025, the 529 plan services fees were $1,028,000, which were equivalent to 0.054% of the average daily net assets of each 529 share class.
For the year ended September 30, 2025, class-specific expenses under the agreements were as follows (dollars in thousands):
Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$66,643	$35,592	$8,098	Not applicable
Class C	2,938	391	89	Not applicable
Class T	—	— *	— *	Not applicable
Class F-1	991	752	122	Not applicable
Class F-2	Not applicable	10,976	2,864	Not applicable
Class F-3	Not applicable	48	1,953	Not applicable
Class 529-A	3,456	1,945	467	$836
Class 529-C	281	36	9	15
Class 529-E	239	29	15	26
Class 529-T	—	— *	— *	— *
Class 529-F-1	—	— *	— *	— *
Class 529-F-2	Not applicable	168	84	151
Class 529-F-3	Not applicable	— *	— *	— *
Class R-1	381	37	11	Not applicable
Class R-2	3,143	1,458	126	Not applicable
Class R-2E	203	69	10	Not applicable
Class R-3	3,230	970	194	Not applicable
Class R-4	1,391	564	167	Not applicable
Class R-5E	Not applicable	308	61	Not applicable
Class R-5	Not applicable	145	81	Not applicable
Class R-6	Not applicable	204	8,282	Not applicable

Total class-specific expenses	$82,896	$53,692	$22,633	$1,028
*
Amount less than one thousand.

SMALLCAP World Fund	36

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $1,098,000 in the fund’s statement of operations reflects $237,000 in current fees (either paid in cash or deferred) and a net increase of $861,000 in the value of the deferred amounts.
Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, CCG and AFS. No affiliated officers or directors received any compensation directly from the fund.
Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.
Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended September 30, 2025, the fund engaged in such purchase and sale transactions with related funds in the amounts of $263,868,000 and $702,298,000, respectively, which generated $559,261,000 of net realized gains from such sales.
Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2025.
8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended September 30, 2025.
9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

37	SMALLCAP World Fund

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2025
Class A	$1,403,871	20,362	$166,945	2,455	$(3,667,103)	(53,228)	$(2,096,287)	(30,411)
Class C	33,241	596	114	2	(100,859)	(1,817)	(67,504)	(1,219)
Class T	—	—	—	—	—	—	—	—
Class F-1	18,727	275	2,404	36	(85,424)	(1,262)	(64,293)	(951)
Class F-2	2,531,332	35,574	84,466	1,207	(3,349,821)	(48,232)	(734,023)	(11,451)
Class F-3	1,411,440	20,001	62,899	906	(1,317,877)	(18,748)	156,462	2,159
Class 529-A	131,385	1,932	9,598	144	(270,267)	(3,952)	(129,284)	(1,876)
Class 529-C	6,599	116	—	—	(13,260)	(232)	(6,661)	(116)
Class 529-E	3,867	60	213	3	(10,622)	(163)	(6,542)	(100)
Class 529-T	—	—	— †	— †	—	—	— †	— †
Class 529-F-1	—	—	— †	— †	—	—	— †	— †
Class 529-F-2	54,604	788	2,449	36	(46,901)	(673)	10,152	151
Class 529-F-3	—	—	1	— †	—	—	1	— †
Class R-1	4,384	75	43	1	(6,504)	(112)	(2,077)	(36)
Class R-2	60,820	1,050	253	4	(116,250)	(1,999)	(55,177)	(945)
Class R-2E	6,669	102	84	1	(9,408)	(142)	(2,655)	(39)
Class R-3	102,748	1,608	2,729	43	(147,425)	(2,301)	(41,948)	(650)
Class R-4	71,551	1,047	3,767	56	(163,886)	(2,393)	(88,568)	(1,290)
Class R-5E	42,505	611	1,703	25	(44,780)	(642)	(572)	(6)
Class R-5	31,039	429	2,482	35	(73,521)	(1,011)	(40,000)	(547)
Class R-6	4,989,938	70,003	250,837	3,553	(2,341,112)	(32,831)	2,899,663	40,725
Total net increase (decrease)	$10,904,720	154,629	$590,987	8,507	$(11,765,020)	(169,738)	$(269,313)	(6,602)

Year ended September 30, 2024
Class A	$1,597,741	24,515	$175,689	2,681	$(3,378,387)	(51,876)	$(1,604,957)	(24,680)
Class C	41,836	793	322	6	(113,842)	(2,170)	(71,684)	(1,371)
Class T	—	—	—	—	—	—	—	—
Class F-1	19,217	302	2,893	45	(102,493)	(1,600)	(80,383)	(1,253)
Class F-2	2,487,708	37,015	82,502	1,223	(2,568,847)	(37,832)	1,363	406
Class F-3	1,444,644	21,648	55,326	826	(1,051,215)	(15,877)	448,755	6,597
Class 529-A	139,685	2,180	10,164	158	(264,519)	(4,113)	(114,670)	(1,775)
Class 529-C	7,516	139	—	—	(17,723)	(330)	(10,207)	(191)
Class 529-E	3,886	64	266	4	(10,203)	(166)	(6,051)	(98)
Class 529-T	—	—	— †	— †	—	—	— †	— †
Class 529-F-1	—	—	— †	— †	—	—	— †	— †
Class 529-F-2	52,226	795	2,341	36	(45,984)	(695)	8,583	136
Class 529-F-3	40	1	— †	— †	—	—	40	1
Class R-1	12,930	257	135	2	(6,076)	(112)	6,989	147
Class R-2	63,857	1,161	701	13	(111,097)	(2,028)	(46,539)	(854)
Class R-2E	6,500	106	110	2	(6,935)	(112)	(325)	(4)
Class R-3	107,748	1,774	3,148	51	(156,277)	(2,569)	(45,381)	(744)
Class R-4	83,050	1,288	4,311	66	(166,577)	(2,576)	(79,216)	(1,222)
Class R-5E	41,340	624	1,588	24	(37,478)	(569)	5,450	79
Class R-5	28,876	423	2,823	41	(78,679)	(1,151)	(46,980)	(687)
Class R-6	3,392,262	50,546	222,082	3,263	(1,563,961)	(22,954)	2,050,383	30,855
Total net increase (decrease)	$9,531,062	143,631	$564,401	8,441	$(9,680,293)	(146,730)	$415,170	5,342
*
Includes exchanges between share classes of the fund.
†
Amount less than one thousand.
11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $30,109,087,000 and $30,406,022,000, respectively, during the year ended September 30, 2025.

SMALLCAP World Fund	38

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]

Class A:
9/30/2025	$70.82	$.22	$4.45	$4.67	$(.43 )	$—	$(.43 )	$75.06	6.62%	$28,070	1.03%	1.03%	.31%
9/30/2024	58.93	.23	12.08	12.31	(.42 )	—	(.42 )	70.82	21.01	28,639	1.04	1.04	.35
9/30/2023	51.99	.25	6.69	6.94	—	—	—	58.93	13.31	25,283	1.05	1.05	.42
9/30/2022	88.19	(.04 )	(28.76)	(28.80)	—	(7.40)	(7.40)	51.99	(35.39)	23,553	1.01	1.01	(.05 )
9/30/2021	66.23	(.37 )	23.60	23.23	—	(1.27)	(1.27)	88.19	35.35	38,095	1.02	1.02	(.44 )
Class C:
9/30/2025	57.23	(.25 )	3.59	3.34	(.02 )	—	(.02 )	60.55	5.84	286	1.78	1.78	(.45 )
9/30/2024	47.70	(.21 )	9.79	9.58	(.05 )	—	(.05 )	57.23	20.11	340	1.78	1.78	(.40 )
9/30/2023	42.40	(.16 )	5.46	5.30	—	—	—	47.70	12.48	349	1.79	1.79	(.34 )
9/30/2022	73.86	(.46 )	(23.60)	(24.06)	—	(7.40)	(7.40)	42.40	(35.86)	378	1.75	1.75	(.81 )
9/30/2021	56.04	(.82 )	19.91	19.09	—	(1.27)	(1.27)	73.86	34.36	713	1.75	1.75	(1.18)
Class T:
9/30/2025	71.92	.41	4.50	4.91	(.63 )	—	(.63 )	76.20	6.91 [5]	— [6]	.76 [5]	.76 [5]	.58 [5]
9/30/2024	59.82	.43	12.27	12.70	(.60 )	—	(.60 )	71.92	21.35 [5]	— [6]	.75 [5]	.75 [5]	.64 [5]
9/30/2023	52.73	.42	6.79	7.21	(.12 )	—	(.12 )	59.82	13.63 [5]	— [6]	.77 [5]	.77 [5]	.70 [5]
9/30/2022	89.14	.13	(29.14)	(29.01)	—	(7.40)	(7.40)	52.73	(35.21)[5]	— [6]	.76 [5]	.76 [5]	.19 [5]
9/30/2021	66.78	(.18 )	23.81	23.63	—	(1.27)	(1.27)	89.14	35.64 [5]	— [6]	.79 [5]	.79 [5]	(.21 )[5]
Class F-1:
9/30/2025	69.65	.17	4.38	4.55	(.39 )	—	(.39 )	73.81	6.58	406	1.08	1.08	.25
9/30/2024	57.95	.19	11.90	12.09	(.39 )	—	(.39 )	69.65	20.96	449	1.08	1.08	.30
9/30/2023	51.14	.22	6.59	6.81	—	—	—	57.95	13.25	446	1.08	1.08	.38
9/30/2022	86.92	(.07 )	(28.31)	(28.38)	—	(7.40)	(7.40)	51.14	(35.41)	454	1.05	1.05	(.10 )
9/30/2021	65.31	(.39 )	23.27	22.88	—	(1.27)	(1.27)	86.92	35.31	791	1.05	1.05	(.48 )
Class F-2:
9/30/2025	73.03	.40	4.59	4.99	(.62 )	—	(.62 )	77.40	6.92	9,994.77		.77	.56
9/30/2024	60.74	.42	12.47	12.89	(.60 )	—	(.60 )	73.03	21.32	10,266.77		.77	.62
9/30/2023	53.55	.43	6.88	7.31	(.12 )	—	(.12 )	60.74	13.64	8,514.77		.77	.70
9/30/2022	90.40	.14	(29.59)	(29.45)	—	(7.40)	(7.40)	53.55	(35.23)	7,311.76		.76	.20
9/30/2021	67.69	(.15 )	24.13	23.98	—	(1.27)	(1.27)	90.40	35.69	10,659.76		.76	(.18 )
Class F-3:
9/30/2025	72.58	.50	4.54	5.04	(.70 )	—	(.70 )	76.92	7.04	7,068.65		.65	.70
9/30/2024	60.36	.50	12.38	12.88	(.66 )	—	(.66 )	72.58	21.46	6,512.66		.66	.74
9/30/2023	53.22	.50	6.83	7.33	(.19 )	—	(.19 )	60.36	13.75	5,018.66		.66	.82
9/30/2022	89.80	.22	(29.40)	(29.18)	—	(7.40)	(7.40)	53.22	(35.14)	3,904.65		.65	.32
9/30/2021	67.18	(.07 )	23.96	23.89	—	(1.27)	(1.27)	89.80	35.83	5,382.66		.66	(.08 )
Class 529-A:
9/30/2025	69.64	.20	4.37	4.57	(.41 )	—	(.41 )	73.80	6.63	1,607	1.05	1.05	.29
9/30/2024	57.95	.20	11.90	12.10	(.41 )	—	(.41 )	69.64	20.95	1,647	1.07	1.07	.32
9/30/2023	51.14	.23	6.58	6.81	—	—	—	57.95	13.27	1,473	1.08	1.08	.39
9/30/2022	86.91	(.05 )	(28.32)	(28.37)	—	(7.40)	(7.40)	51.14	(35.40)	1,378	1.04	1.04	(.08 )
9/30/2021	65.29	(.38 )	23.27	22.89	—	(1.27)	(1.27)	86.91	35.31	2,227	1.04	1.04	(.47 )
Refer to the end of the table(s) for footnote(s).

39	SMALLCAP World Fund

Financial highlights (continued)
		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class 529-C:
9/30/2025	$58.47	$(.28 )	$3.68	$3.40	$—	$—	$—	$61.87	5.80%	$28	1.81%	1.81%	(.48 )%
9/30/2024	48.72	(.23 )	9.98	9.75	—	—	—	58.47	20.08	33	1.81	1.81	(.44 )
9/30/2023	43.33	(.20 )	5.59	5.39	—	—	—	48.72	12.39	37	1.86	1.86	(.40 )
9/30/2022	75.34	(.51 )	(24.10)	(24.61)	—	(7.40)	(7.40)	43.33	(35.90)	44	1.81	1.81	(.87 )
9/30/2021	57.17	(.86 )	20.30	19.44	—	(1.27)	(1.27)	75.34	34.30	89	1.79	1.79	(1.22)
Class 529-E:
9/30/2025	66.32	.05	4.17	4.22	(.28 )	—	(.28 )	70.26	6.40	49	1.26	1.26	.08
9/30/2024	55.22	.08	11.32	11.40	(.30 )	—	(.30 )	66.32	20.73	53	1.26	1.26	.12
9/30/2023	48.83	.11	6.28	6.39	—	—	—	55.22	13.04	50	1.27	1.27	.19
9/30/2022	83.48	(.19 )	(27.06)	(27.25)	—	(7.40)	(7.40)	48.83	(35.53)	48	1.25	1.25	(.29 )
9/30/2021	62.89	(.53 )	22.39	21.86	—	(1.27)	(1.27)	83.48	35.04	81	1.26	1.26	(.68 )
Class 529-T:
9/30/2025	71.69	.36	4.50	4.86	(.57 )	—	(.57 )	75.98	6.85 [5]	— [6]	.83 [5]	.83 [5]	.51 [5]
9/30/2024	59.65	.37	12.24	12.61	(.57 )	—	(.57 )	71.69	21.26 [5]	— [6]	.83 [5]	.83 [5]	.57 [5]
9/30/2023	52.59	.39	6.76	7.15	(.09 )	—	(.09 )	59.65	13.55 [5]	— [6]	.83 [5]	.83 [5]	.64 [5]
9/30/2022	88.95	.10	(29.06)	(28.96)	—	(7.40)	(7.40)	52.59	(35.24)[5]	— [6]	.81 [5]	.81 [5]	.15 [5]
9/30/2021	66.67	(.22 )	23.77	23.55	—	(1.27)	(1.27)	88.95	35.60 [5]	— [6]	.84 [5]	.84 [5]	(.26 )[5]
Class 529-F-1:
9/30/2025	71.53	.31	4.49	4.80	(.52 )	—	(.52 )	75.81	6.76 [5]	— [6]	.90 [5]	.90 [5]	.45 [5]
9/30/2024	59.51	.32	12.21	12.53	(.51 )	—	(.51 )	71.53	21.17 [5]	— [6]	.90 [5]	.90 [5]	.49 [5]
9/30/2023	52.48	.34	6.74	7.08	(.05 )	—	(.05 )	59.51	13.48 [5]	— [6]	.90 [5]	.90 [5]	.56 [5]
9/30/2022	88.82	.06	(29.00)	(28.94)	—	(7.40)	(7.40)	52.48	(35.28)[5]	— [6]	.87 [5]	.87 [5]	.09 [5]
9/30/2021	66.57	(.29 )	23.81	23.52	—	(1.27)	(1.27)	88.82	35.60 [5]	— [6]	.80 [5]	.80 [5]	(.42 )[5]
Class 529-F-2:
9/30/2025	71.21	.41	4.46	4.87	(.62 )	—	(.62 )	75.46	6.91	306.76		.76	.59
9/30/2024	59.25	.41	12.16	12.57	(.61 )	—	(.61 )	71.21	21.32	278.77		.77	.63
9/30/2023	52.24	.43	6.71	7.14	(.13 )	—	(.13 )	59.25	13.65	223.75		.75	.72
9/30/2022	88.37	.14	(28.87)	(28.73)	—	(7.40)	(7.40)	52.24	(35.22)	190.76		.76	.21
9/30/2021[7,8]	65.50	(.16 )	24.30	24.14	—	(1.27)	(1.27)	88.37	37.11 [9]	274	.80 [10]	.80 [10]	(.21 )[10]
Class 529-F-3:
9/30/2025	71.32	.45	4.47	4.92	(.67 )	—	(.67 )	75.57	6.98	— [6]	.70	.70	.64
9/30/2024	59.33	.59	12.02	12.61	(.62 )	—	(.62 )	71.32	21.40	— [6]	.71	.71	.89
9/30/2023	52.32	.44	6.72	7.16	(.15 )	—	(.15 )	59.33	13.66	— [6]	.73	.73	.74
9/30/2022	88.45	.17	(28.90)	(28.73)	—	(7.40)	(7.40)	52.32	(35.19)	— [6]	.71	.71	.25
9/30/2021[7,8]	65.50	(.09 )	24.31	24.22	—	(1.27)	(1.27)	88.45	37.23 [9]	— [6]	.76 [10]	.71 [10]	(.12 )[10]
Class R-1:
9/30/2025	59.51	(.24 )	3.74	3.50	(.07 )	—	(.07 )	62.94	5.88	40	1.75	1.75	(.40 )
9/30/2024	49.73	(.19 )	10.17	9.98	(.20 )	—	(.20 )	59.51	20.15	40	1.75	1.75	(.35 )
9/30/2023	44.18	(.14 )	5.69	5.55	—	—	—	49.73	12.52	26	1.75	1.75	(.28 )
9/30/2022	76.62	(.45 )	(24.59)	(25.04)	—	(7.40)	(7.40)	44.18	(35.86)	24	1.74	1.74	(.77 )
9/30/2021	58.09	(.85 )	20.65	19.80	—	(1.27)	(1.27)	76.62	34.35	36	1.75	1.75	(1.18)
Refer to the end of the table(s) for footnote(s).

SMALLCAP World Fund	40

Financial highlights (continued)
		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
9/30/2025	$59.69	$(.24 )	$3.76	$3.52	$(.04 )	$—	$(.04 )	$63.17	5.86%	$429	1.75%	1.75%	(.41 )%
9/30/2024	49.78	(.20 )	10.19	9.99	(.08 )	—	(.08 )	59.69	20.15	462	1.75	1.75	(.36 )
9/30/2023	44.23	(.15 )	5.70	5.55	—	—	—	49.78	12.50	428	1.76	1.76	(.29 )
9/30/2022	76.71	(.48 )	(24.60)	(25.08)	—	(7.40)	(7.40)	44.23	(35.87)	412	1.76	1.76	(.81 )
9/30/2021	58.16	(.85 )	20.67	19.82	—	(1.27)	(1.27)	76.71	34.37	719	1.75	1.75	(1.17)
Class R-2E:
9/30/2025	68.16	(.08 )	4.29	4.21	(.16 )	—	(.16 )	72.21	6.18	36	1.45	1.45	(.11 )
9/30/2024	56.77	(.04 )	11.63	11.59	(.20 )	—	(.20 )	68.16	20.49	36	1.46	1.46	(.06 )
9/30/2023	50.29	.01	6.47	6.48	—	—	—	56.77	12.85	31	1.46	1.46	.01
9/30/2022	85.92	(.34 )	(27.89)	(28.23)	—	(7.40)	(7.40)	50.29	(35.67)	27	1.46	1.46	(.51 )
9/30/2021	64.83	(.71 )	23.07	22.36	—	(1.27)	(1.27)	85.92	34.76	48	1.46	1.46	(.88 )
Class R-3:
9/30/2025	65.96	.03	4.14	4.17	(.27 )	—	(.27 )	69.86	6.35	680	1.30	1.30	.04
9/30/2024	54.93	.05	11.27	11.32	(.29 )	—	(.29 )	65.96	20.67	685	1.30	1.30	.09
9/30/2023	48.59	.09	6.25	6.34	—	—	—	54.93	13.03	611	1.31	1.31	.16
9/30/2022	83.16	(.23 )	(26.94)	(27.17)	—	(7.40)	(7.40)	48.59	(35.58)	587	1.31	1.31	(.35 )
9/30/2021	62.68	(.57 )	22.32	21.75	—	(1.27)	(1.27)	83.16	34.95	978	1.31	1.31	(.73 )
Class R-4:
9/30/2025	70.21	.23	4.42	4.65	(.45 )	—	(.45 )	74.41	6.67	558	1.00	1.00	.33
9/30/2024	58.42	.25	11.98	12.23	(.44 )	—	(.44 )	70.21	21.04	617	1.00	1.00	.38
9/30/2023	51.52	.27	6.63	6.90	—	—	—	58.42	13.35	585	1.01	1.01	.45
9/30/2022	87.46	(.04 )	(28.50)	(28.54)	—	(7.40)	(7.40)	51.52	(35.38)	583	1.01	1.01	(.05 )
9/30/2021	65.68	(.35 )	23.40	23.05	—	(1.27)	(1.27)	87.46	35.37	987	1.01	1.01	(.43 )
Class R-5E:
9/30/2025	71.69	.38	4.49	4.87	(.59 )	—	(.59 )	75.97	6.89	217.80		.80	.54
9/30/2024	59.64	.39	12.23	12.62	(.57 )	—	(.57 )	71.69	21.29	205.81		.81	.59
9/30/2023	52.58	.40	6.76	7.16	(.10 )	—	(.10 )	59.64	13.56	166.81		.81	.66
9/30/2022	88.94	.11	(29.07)	(28.96)	—	(7.40)	(7.40)	52.58	(35.24)	138.81		.81	.17
9/30/2021	66.64	(.19 )	23.76	23.57	—	(1.27)	(1.27)	88.94	35.63	188.80		.80	(.22 )
Class R-5:
9/30/2025	74.56	.46	4.67	5.13	(.65 )	—	(.65 )	79.04	6.98	270.70		.70	.64
9/30/2024	61.99	.46	12.74	13.20	(.63 )	—	(.63 )	74.56	21.41	296.71		.71	.68
9/30/2023	54.65	.47	7.02	7.49	(.15 )	—	(.15 )	61.99	13.68	288.71		.71	.75
9/30/2022	92.04	.18	(30.17)	(29.99)	—	(7.40)	(7.40)	54.65	(35.18)	288.70		.70	.25
9/30/2021	68.86	(.11 )	24.56	24.45	—	(1.27)	(1.27)	92.04	35.77	510.71		.71	(.13 )
Class R-6:
9/30/2025	73.76	.51	4.61	5.12	(.69 )	—	(.69 )	78.19	7.04	31,296.65		.65	.71
9/30/2024	61.34	.50	12.58	13.08	(.66 )	—	(.66 )	73.76	21.46	26,519.66		.66	.74
9/30/2023	54.08	.50	6.95	7.45	(.19 )	—	(.19 )	61.34	13.76	20,160.66		.66	.82
9/30/2022	91.12	.23	(29.87)	(29.64)	—	(7.40)	(7.40)	54.08	(35.15)	16,261.65		.65	.33
9/30/2021	68.15	(.06 )	24.30	24.24	—	(1.27)	(1.27)	91.12	35.84	19,437.66		.66	(.07 )
Refer to the end of the table(s) for footnote(s).

41	SMALLCAP World Fund

Financial highlights (continued)

	Year ended September 30,
	2025	2024	2023	2022	2021
Portfolio turnover rate for all share classes[11]	41%	32%	29%	32%	30%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact of certain waivers and/or reimbursements from CRMC and/or AFS, if any.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]
All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Annualized.
[11]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
Refer to the notes to financial statements.

SMALLCAP World Fund	42

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of SMALLCAP World Fund, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the investment portfolio, as of September 30, 2025, the related statement of operations for the year then ended,  statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the ”financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Costa Mesa, California
November 10, 2025
We have served as the auditor of one or more American Funds investment companies since 1956.

43	SMALLCAP World Fund

SMALLCAP World Fund, Inc.

Part C

Other Information

Item 28. Exhibits for Registration Statement (1940 Act No. 811-05888 and 1933 Act. No. 033-32785)

(a)	Articles of Incorporation – Articles of Incorporation effective as of 12/18/89 – previously filed (see Post-Effective (“P/E”) Amendment No. 13 filed 11/26/97, previously filed in paper); Articles of Amendment effective as of 12/21/89 – previously filed (see Post-Effective (“P/E”) Amendment No. 13 filed 11/26/97, previously filed in paper); Articles of Amendment effective as of 1/24/90 – previously filed (see P/E Amendment No. 13 filed 11/26/97); Articles Supplementary effective as of 6/2/94 – previously filed (see P/E Amendment No. 13 filed 11/26/97); Articles Supplementary effective as of 1/13/00 – previously filed (see P/E Amendment No. 17 filed 3/10/00); Articles Supplementary effective as of 1/24/01 – previously filed (see P/E Amendment No. 20 filed 3/12/01); Articles Supplementary effective as of 1/18/02 – previously filed (see P/E Amendment No. 22 filed 2/15/02); Articles Supplementary effective as of 6/9/00 – previously filed (see P/E Amendment No. 30 filed 7/1/08); Articles Supplementary effective as of 5/23/08 – previously filed (see P/E Amendment No. 30 filed 7/1/08); Articles Supplementary effective as of 9/25/08 – previously filed (see P/E Amendment No. 31 filed 11/28/08); Articles Supplementary dated 3/20/09 – previously filed (see P/E Amendment No. 32 filed 4/8/09); Articles Supplementary effective 7/2/14 – previously filed (see P/E Amendment No. 42 filed 8/28/14); Certificate of Correction effective 8/22/14 – previously filed (see P/E Amendment No. 42 filed 8/28/14); Articles Supplementary effective 9/4/15 – previously filed (see P/E Amendment No. 46 filed 10/29/15); Articles Supplementary effective 9/28/16 – previously filed (see P/E Amendment No. 52 filed 12/29/16); Articles Supplementary dated 3/9/17 – previously filed (see P/E Amendment No. 54 filed 4/6/17); Articles Supplementary dated 4/25/17 – previously filed (see P/E Amendment No. 62 filed 10/29/20); Articles Supplementary dated 1/8/19 – previously filed (see P/E Amendment No. 62 filed 10/29/20); and Articles Supplementary dated 4/14/20 – previously filed (see P/E Amendment No. 62 filed 10/29/20)

(b)	By-laws – Amended and Restated By-laws effective 8/30/18 – previously filed (see P/E Amendment No. 58 filed 11/30/18)

(c)	Instruments Defining Rights of Security Holders – Form of share certificate - previously filed (see P/E Amendment No. 20 filed 3/12/01)

(d)	Investment Advisory Contracts – Amended and Restated Investment Advisory and Service Agreement dated 12/1/22 – previously filed (see P/E Amendment No. 65 filed 11/30/22)

(e)	Underwriting Contracts – Amended and Restated Principal Underwriting Agreement effective 12/1/20 – previously filed (see P/E Amendment No. 63 filed 11/30/20); Form of Selling Group Agreement – previously filed (see P/E Amendment No. 56 filed 11/30/17); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 56 filed 11/30/17); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 56 filed 11/30/17); and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 56 filed 11/30/17)

(f)	Bonus or Profit Sharing Contracts - Deferred Compensation Plan effective 1/1/20 – previously filed (see P/E Amendment No. 62 filed 10/29/20)

(g)	Custodian Agreements – Form of Global Custody Agreement dated 12/14/06 – previously filed (see P/E Amendment No. 29 filed 11/30/07)

(h-1)	Other Material Contracts - Form of Indemnification Agreement dated 7/1/04 - previously filed (see P/E Amendment No. 26 filed 11/30/04) ; Form of Fund of Funds Investment Agreement – American Funds (Rule 12d-1-4) – previously filed (see P/E Amendment No. 65 filed 11/30/22); and Amended and Restated Shareholder Services Agreement dated 1/1/23 – previously filed (see P/E Amendment No. 66 filed 11/30/23)

(h-2)	Amended and Restated Administrative Services Agreement effective 12/1/25

(i)	Legal Opinion – Legal Opinion – previously filed (see P/E Amendment No. 13 filed 11/26/97; P/E Amendment No. 17 filed 3/8/00; P/E Amendment No. 20 filed 3/12/01; P/E Amendment No. 22 filed 2/14/02; P/E Amendment No. 23 filed 5/10/02; P/E Amendment No. 30 filed 7/1/08; P/E Amendment No. 32 filed 4/8/09; P/E Amendment No. 42 filed 8/28/14; P/E Amendment No. 46 filed 10/29/15; P/E Amendment No. 52 filed 12/29/16; P/E Amendment No. 54 filed 4/6/17; and P/E Amendment No. 62 filed 10/29/20)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)       Omitted Financial Statements – None

(l)       Initial Capital Agreements – None

(m)	Rule 12b-1 Plan – Forms of Amended and Restated Plans of Distribution for Class A, C, T, F-1, 529-A, 529-C, 529-E, 529-T, 529-F-1, R-1, R-2, R-2E, R-3 and R-4 shares dated 12//21 - previously filed (see P/E Amendment No. 64 filed 11/30/21)

(n)	Rule 18f-3 Plan – Amended and Restated Multiple Class Plan dated 1/1/21 - previously filed (see P/E Amendment No. 64 filed 11/30/21)

(o)	Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated May 2025; and Code of Ethics for Registrant

Item 29.	Persons Controlled by or Under Common Control with the Fund

None

Item 30.	Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article VIII of the Registrant’s Articles of Incorporation and Article V of the Registrant’s By-Laws as well as the indemnification agreements that the Registrant has entered into with each of its directors who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and directors against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.	Business and Other Connections of the Investment Adviser

None

Item 32.	Principal Underwriters

(a)             Capital Client Group, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Core Plus Bond Fund, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Emerging Markets Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, American Funds Global Insight Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds International Vantage Fund, American Funds Mortgage Fund, American Funds Multi-Sector Income Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Strategic Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series II, American Funds U.S. Government Money Market Fund, American Funds U.S. Small and Mid Cap Equity Fund, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Completion Fund Series, Capital Group Conservative Equity ETF, Capital Group Core Balanced ETF, Capital Group Core Equity ETF, Capital Group Dividend Growers ETF, Capital Group Dividend Value ETF, Capital Group Equity ETF Trust I, Capital Group Fixed Income ETF Trust, Capital Group Global Equity ETF, Capital Group Global Growth Equity ETF, Capital Group Growth ETF, Capital Group International Core Equity ETF, Capital Group International Equity ETF, Capital Group International Focus Equity ETF, Capital Group KKR Core Plus+, Capital Group KKR Multi-Sector+, Capital Group New Geography Equity ETF, Capital Group Private Client Services Funds, Capital Group U.S. Equity Fund, Capital Income Builder, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Equities Fund, Inc., EUPAC Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Katherine Abbott	Vice President	None
CHO	Chatelaine Achterberg	Assistant Vice President	None
LAO	Alex J. Adair	Regional Vice President	None
LAO	Samuel Adams	Regional Vice President	None
LAO	Anuj K. Agarwal	Vice President	None
LAO	Albert Aguilar, Jr.	Director, Vice President and Chief Compliance Officer	None
SNO	David A. Ajluni	Regional Vice President	None

LAO	C. Thomas Akin II	Senior Vice President	None
LAO	Anthony Albano	Regional Vice President	None
LAO	Mark G. Alteri	Regional Vice President	None
LAO	Jeremy Alyea	Regional Vice President	None
LAO	Colleen M. Ambrose	Vice President	None
LAO	Christopher S. Anast	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Blake J. Anderson	Assistant Vice President	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
CHO	Erik J. Applegate	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Luis F. Arocha	Vice President	None
LAO	Keith D. Ashley	Regional Vice President	None
LAO	Julie A. Asher	Assistant Vice President	None
LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Senior Vice President	None
SNO	Mark C. Barile	Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Antonio M. Bass	Senior Vice President	None
LAO	Andrew Z. Bates	Assistant Vice President	None
LAO	Katherine A. Beattie	Senior Vice President	None
LAO	Scott G. Beckerman	Senior Vice President	None
LAO	Jeb M. Bent	Senior Vice President	None
LAO	Matthew D. Benton	Senior Vice President	None
LAO	Jerry R. Berg	Senior Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Matthew F. Betley	Vice President	None
LAO	Roger J. Bianco, Jr.	Senior Vice President	None
LAO	Ryan M. Bickle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joseph Bilello	Regional Vice President	None

LAO	Jay A. Binstock	Assistant Vice President	None
LAO	Peter D. Bjork	Regional Vice President	None
DCO	Bryan K. Blankenship	Senior Vice President	None
LAO	Marek Blaskovic	Vice President	None
LAO	Matthew C. Bloemer	Regional Vice President	None
LAO	Erick K. Bodge	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None
LAO	Jon T. Boldt	Vice President	None
LAO	Ainsley J. Borel	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jill M. Boudreau	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jordan C. Bowers	Regional Vice President	None
LAO	David H. Bradin	Senior Vice President	None
LAO	William J. Brady	Regional Vice President	None
LAO	William P. Brady	Senior Vice President	None
LAO	Andrew A. Bredholt	Regional Vice President	None
LAO	William G. Bridge	Senior Vice President	None
LAO	Siobhan M. Broadbery	Regional Vice President	None
LAO	Lorena B. Brockman	Vice President	None
LAO	Kevin G. Broulette	Vice President, Capital Group Institutional Investment Services Division	None
LAO	E. Chapman Brown, Jr.	Senior Vice President	None
LAO	Elizabeth S. Brownlow	Vice President	None
LAO	Gary D. Bryce	Senior Vice President	None
LAO	Christopher Bucci	Regional Vice President	None
NYO	Melissa Buccilli	Senior Vice President	None
SNO	Dylan J. Burdick	Regional Vice President	None
LAO	Kenneth D. Burdick	Assistant Vice President	None
LAO	Carmen A. Burke	Vice President	None

IND	Jennifer L. Butler	Assistant Vice President	None
LAO	Steven Calabria	Senior Vice President	None
LAO	Thomas E. Callahan	Senior Vice President	None
LAO	Kelly V. Campbell	Senior Vice President	None
LAO	Patrick C. Campbell III	Regional Vice President	None
LAO	Anthon S. Cannon III	Vice President	None
SNO	Antonio G. Capobianco	Regional Vice President	None
LAO	Kevin J. Carevic	Vice President	None
LAO	Jason S. Carlough	Senior Vice President	None
LAO	Kim R. Carney	Senior Vice President	None
LAO	Damian F. Carroll	Senior Vice President	None
LAO	David C. Carson, Jr.	Vice President	None
LAO	James D. Carter	Senior Vice President	None
LAO	Stephen L. Caruthers	Senior Vice President, Capital Group Institutional Investment Services Division	None
SFO	James G. Carville	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Philip L. Casciano	Vice President	None
LAO	Christopher M. Cefalo	Senior Vice President	None
IND	Alexzania N. Chambers	Assistant Vice President	None
LAO	Kent W. Chan	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Marcus L. Chaves	Assistant Vice President	None
LAO	Si J. Chen	Vice President	None
LAO	Daniel A. Chodosch	Senior Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Peter J. Chong	Assistant Vice President	None
LAO	Cheryl L. Christian	Assistant Vice President	None
LAO	Andrew T. Christos	Vice President	None
LAO	Robert S. Chu	Assistant Vice President	None
LAO	Paul A. Cieslik	Senior Vice President	None

LAO	Andrew R. Claeson	Vice President	None
LAO	Michael J. Clark	Regional Vice President	None
LAO	Jamie A. Claypool	Senior Vice President	None
LAO	Kyle R. Coffey	Regional Vice President	None
LAO	Natalie S. Cole	Vice President	None
NYO	Jayme E. Colosimo	Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
LAO	Frances Coombes	Senior Vice President	None
IRV	Erin K. Concepcion	Assistant Vice President	None
SNO	Brandon J. Cone	Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Megan Costa	Senior Vice President	None
LAO	Joseph G. Cronin	Senior Vice President	None
LAO	D. Erick Crowdus	Senior Vice President	None
SNO	Zachary A. Cutkomp	Regional Vice President	None
LAO	Hanh M. Dao	Senior Vice President	None
LAO	Alex L. DaPron	Regional Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
LAO	Alexandria B. Davis	Regional Vice President	None
SNO	Bradley C. Davis	Assistant Vice President	None
LAO	Scott T. Davis	Senior Vice President	None
LAO	Shehan N. De Silva	Assistant Vice President	None
LAO	Adam DeAngelis	Regional Vice President	None
LAO	Peter J. Deavan	Senior Vice President	None
LAO	Kristofer J. DeBonville	Regional Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Mark A. Dence	Senior Vice President	None

SNO	Brian M. Derrico	Vice President	None
LAO	Stephen Deschenes	Senior Vice President	None
LAO	Maddi L. Dessner	Director and Senior Vice President	None
LAO	James G. DiGiuseppe	Senior Vice President	None
LAO	Alexander J. Diorio	Vice President	None
LAO	Mario P. DiVito	Senior Vice President	None
LAO	Kevin F. Dolan	Senior Vice President	None
LAO	John H. Donovan IV	Vice President	None
LAO	Ronald Q. Dottin	Senior Vice President	None
LAO	Joseph B. Dowd	Vice President	None
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Senior Vice President	None
LAO	Craig Duglin	Senior Vice President	None
LAO	Alan J. Dumas	Vice President	None
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Christopher P. Dziubasik	Assistant Vice President	None
IND	Karyn B. Dzurisin	Senior Vice President	None
LAO	Kevin C. Easley	Senior Vice President	None
LAO	Shirley Ecklund	Senior Vice President	None
LAO	Damian Eckstein	Senior Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
IRV	Jessica Eng	Assistant Vice President	None
LAO	Joseph Epstein	Regional Vice President	None
LAO	Wayne C. Ewan	Vice President	None
LAO	Bryan R. Favilla	Senior Vice President	None
LAO	Joseph M. Fazio	Regional Vice President	None
LAO	Mark A. Ferraro	Senior Vice President	None
LAO	Christopher Fetchet	Regional Vice President	None

LAO	Brandon J. Fetta	Vice President	None
LAO	John P. Finneran III	Vice President	None
LAO	Layne M. Finnerty	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Coenraad F. Fletcher	Vice President	None
LAO	Kevin H. Folks	Senior Vice President	None
IND	Kelly B. Fonderoli	Assistant Vice President	None
LAO	William E. Ford	Senior Vice President	None
IRV	Robert S. Forshee	Assistant Vice President	None
LAO	Mark D. Foster	Regional Vice President	None
LAO	Steven M. Fox	Vice President	None
LAO	Holly C. Framsted	Senior Vice President	None
LAO	Megan France	Regional Vice President	None
LAO	Rusty A. Frauhiger	Vice President	None
LAO	Vincent C. Fu	Assistant Vice President	None
LAO	Tyler L. Furek	Vice President	None
LAO	Myles Gaines	Regional Vice President	None
LAO	Jignesh D. Gandhi	Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Edward S. Garza	Vice President	None
LAO	Brian K. Geiger	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Leslie B. Geller	Senior Vice President	None
LAO	Jacob M. Gerber	Senior Vice President	None
LAO	Michele Giangrande	Vice President	None
LAO	Travis Gilberg	Vice President	None
LAO	Pamela A. Gillett	Senior Vice President	None
LAO	William F. Gilmartin	Senior Vice President	None
IND	Brenda L. Goeken	Assistant Vice President	None
LAO	Kathleen D. Golden	Vice President	None

NYO	Joshua H. Gordon	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Craig B. Gray	Assistant Vice President	None
LAO	Robert E. Greeley, Jr.	Senior Vice President	None
LAO	Jameson R. Greenstone	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
LAO	Karen M. Griffin	Vice President	None
LAO	E. Renee Grimm	Senior Vice President	None
LAO	Scott A. Grouten	Senior Vice President	None
SNO	John S. Gryniewicz	Regional Vice President	None
LAO	Sam S. Gumma	Vice President	None
LAO	Jan S. Gunderson	Senior Vice President	None
LAO	Ryan A. Gundrum	Assistant Vice President	None
SNO	Lori L. Guy	Vice President	None
LAO	Janna C. Hahn	Senior Vice President	None
LAO	Philip E. Haning	Senior Vice President	None
LAO	Katy L. Hanke	Senior Vice President	None
LAO	Brandon S. Hansen	Senior Vice President	None
LAO	Julie O. Hansen	Vice President	None
SNO	Nicholas Hargreaves	Assistant Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Janis Harrison	Assistant Vice President	None
LAO	James Hayes	Regional Vice President	None
LAO	Jennifer Hayes	Regional Vice President	None
LAO	Alan M. Heaton	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Clifford W. “Webb” Heidinger	Senior Vice President	None
LAO	Brock A. Hillman	Senior Vice President	None

IND	Kristin S. Himsel	Senior Vice President	None
SNO	Emilia A. Holt	Assistant Vice President	None
LAO	Dennis L. Hooper	Regional Vice President	None
IND	Ryan D. Hoover	Regional Vice President	None
LAO	Jessica K. Hooyenga	Vice President	None
LAO	Scott W. Hoyer	Regional Vice President	None
LAO	David R. Hreha	Senior Vice President	None
LAO	Frederic J. Huber	Senior Vice President	None
LAO	Jeffrey K. Hunkins	Senior Vice President	None
LAO	Angelia G. Hunter	Senior Vice President	None
LAO	Christa M. Iacono	Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
LAO	Maurice E. Jadah	Regional Vice President	None
LAO	Asad K. Jamil	Regional Vice President	None
LAO	W. Chris Jenkins	Senior Vice President	None
LAO	Daniel J. Jess II	Senior Vice President	None
IND	Jameel S. Jiwani	Vice President	None
CHO	Allison S. Johnston	Assistant vice President	None
LAO	Brendan M. Jonland	Senior Vice President	None
LAO	Kathryn H. Jordan	Vice President	None
LAO	David G. Jordt	Senior Vice President	None
LAO	Michael Kamell	Senior Vice President	None
LAO	Eric J. Kamin	Regional Vice President	None
IND	Teodor P. Karnakov	Assistant Vice President	None
LAO	Wassan M. Kasey	Senior Vice President	None
IND	Joel A. Kaul	Assistant Vice President	None
LAO	John P. Keating	Senior Vice President	None
LAO	David B. Keib	Senior Vice President	None

LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Vice President	None
LAO	Jason A. Kerr	Senior Vice President	None
LAO	Ryan C. Kidwell	Senior Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Eric M. Kirkman	Vice President	None
LAO	Kelsei Q. Kirland	Vice President	None
IND	Morgann B. Klaus	Assistant Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
LAO	Michael J. Koch	Vice President	None
IND	Philip A. Kojich	Assistant Vice President	None
LAO	Christina Kramer	Regional Vice President	None
LAO	James M. Kreider	Vice President	None
LAO	Jacob A. Kuchta	Regional Vice President	None
SNO	David D. Kuncho	Vice President	None
NYO	Joseph Lai	Senior Vice President	None
LAO	Jialing Lang	Assistant Vice President	None
LAO	Richard M. Lang	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Theodore J. Larsen	Assistant Vice President	None
LAO	Andrew P. Laskowski	Senior Vice President	None
LAO	Armand Leaks	Vice President	None
LAO	Matthew N. Leeper	Senior Vice President	None
LAO	Victor J. LeMay	Regional Vice President	None
SNO	Matthew T. Levene	Assistant Vice President	None
LAO	Clay M. Leveritt	Senior Vice President	None
LAO	Emily R. Liao	Senior Vice President	None
LAO	Lauren C. Liebes	Regional Vice President	None
LAO	Chris H. Lin	Assistant Vice President	None

IND	Justin L. Linder	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Damien X. Lona	Regional Vice President	None
LAO	Rainey Lord	Vice President	None
LAO	Omar J. Love	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Adam C. Lozano	Assistant Vice President	None
LAO	Dillon W. Lull	Regional Vice President	None
LAO	Reid A. Luna	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joe P. Lynch	Regional Vice President	None
CHO	Karin A. Lystad	Assistant Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brandon Y. Ma	Regional Vice President	None
LAO	Justin Maddox	Regional Vice President	None
NYO	Catherine M. Magyera	Vice President	None
LAO	James M. Maher	Senior Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Senior Vice President	None
LAO	Jeffrey N. Malbasa	Senior Vice President	None
LAO	Usma A. Malik	Senior Vice President	None
LAO	Chantal M. Manseau Guerdat	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Arran M. Maran	Regional Vice President	None
LAO	Seema Manek	Vice President	None
LAO	Brooke M. Marrujo	Senior Vice President	None
CHO	James M. Mathenge	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Duane R. Mattson	Assistant Vice President	None
LAO	Stephen B. May	Vice President	None
LAO	Barnabas T. Mbigha	Senior Vice President	None
LAO	Joseph A. McCreesh, III	Senior Vice President	None
LAO	Ross M. McDonald	Senior Vice President	None

LAO	Clinton S. McCurry	Regional Vice President	None
LAO	Jennifer L. McGrath	Regional Vice President	None
LAO	Timothy W. McHale	Secretary	None
SNO	Michael J. McLaughlin	Assistant Vice President	None
LAO	Max J. McQuiston	Senior Vice President	None
LAO	Curtis D. Mc Reynolds	Vice President	None
LAO	Marin B. Meaney	Regional Vice President	None
IND	Melissa M. Meade	Assistant Vice President	None
LAO	Paulino Medina	Vice President	None
LAO	Britney L. Melvin	Vice President	None
LAO	Davina J. Merrell	Regional Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
SNO	Lauren A. Merriweather	Assistant Vice President	None
LAO	Conrad F. Metzger	Senior Vice President	None
LAO	Carl B. Meyer	Regional Vice President	None
LAO	Benjamin J. Miller	Vice President	None
LAO	Jennifer M. Miller	Vice President	None
LAO	Lauren D. Miller	Assistant Vice President	None
LAO	Tammy H. Miller	Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Senior Vice President	None
LAO	Louis W. Minora	Vice President	None
LAO	James R. Mitchell III	Senior Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
IND	Eric E. Momcilovich	Assistant Vice President	None
SNO	Christopher Moore	Assistant Vice President	None
IND	Jonathan L. Moran	Regional Vice President	None
LAO	Rex Morgan	Vice President	None

LAO	Nathaniel Morris	Regional Vice President	None
LAO	David H. Morrison	Vice President	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Stanley Moy	Assistant Vice President	None
LAO	Joseph M. Mulcahy	Regional Vice President	None
LAOW	Ryan D. Murphy	Senior Vice President	None
NYO	Timothy J. Murphy	Senior Vice President	None
IND	Valynda J. Murray	Vice President	None
LAO	Zahid Nakhooda	Regional Vice President	None
IND	Kristen L. Nelson	Regional Vice President	None
LAO	Jon C. Nicolazzo	Senior Vice President	None
LAO	Earnest M. Niemi	Senior Vice President	None
LAO	Matthew P. O’Connor	Director, Chairman and Chief Executive Officer; Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jody L. O’Dell	Assistant Vice President	None
LAO	Jonathan H. O’Flynn	Senior Vice President	None
LAO	Bradley D. Olalde	Assistant Vice President	None
LAO	Arthur B. Oliver	Vice President	None
LAO	Peter A. Olsen	Senior Vice President	None
IND	Kevin G. Olson	Assistant Vice President	None
LAO	Thomas A. O’Neil	Senior Vice President	None
LAO	Cimber L. Nuessle	Assistant Vice President	None
LAO	Michael Orlando	Vice President	None
IRV	Paula A. Orologas	Vice President	None
LAO	Vincent A. Ortega	Vice President, Capital Group Institutional Investment Services Division	None
NYO	Gregory H. Ortman	Senior Vice President	None
LAO	Shawn M. O’Sullivan	Senior Vice President	None
IND	Lance T. Owens	Senior Vice President	None
LAO	Kristina E. Page	Vice President	None

LAO	Jeffrey C. Paguirigan	Senior Vice President	None
NYO	Christine M. Papa	Assistant Vice President	None
LAO	Rodney Dean Parker II	Senior Vice President	None
LAO	Ingrid S. Parl	Vice President	None
LAO	William D. Parsley	Regional Vice President	None
LAO	Timothy C. Patterson	Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
SNO	Adam P. Peach	Vice President	None
LAO	Robert J. Peche	Senior Vice President	None
LAO	Elena M. Peerson	Regional Vice President	None
IRV	Grace L. Pelczynski	Assistant Vice President	None
LAO	Sejal U. Penkar	Vice President	None
LAO	Harry A. Phinney	Senior Vice President	None
LAO	Adam W. Phillips	Vice President	None
LAO	Joseph M. Piccolo	Senior Vice President	None
LAO	Sally L. Picota De Holte	Regional Vice President	None
LAO	Keith A. Piken	Senior Vice President and Director	None
SFO	Eugene Podkaminer	Senior Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Chloe E. Pollara	Assistant Vice President	None
LAO	Michael E. Pollgreen	Vice President	None
LAO	Charles R. Porcher	Senior Vice President	None
SNO	Robert B. Potter III	Assistant Vice President	None
LAO	Darrell W. Pounders	Vice President	None
LAOW	Colyar W. Pridgen	Vice President	None
LAO	Michelle L. Pullen	Vice President	None
LAO	Victoria M. Quach	Vice President	None
LAO	Steven J. Quagrello	Senior Vice President	None

IND	Kelly S. Quick	Assistant Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	Mary K. Radloff	Regional Vice President	None
LAO	Ryan E. Radtke	Senior Vice President	None
LAO	James R. Raker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Rachel M. Ramos	Vice President	None
SNO	Eddie A. Rascon	Regional Vice President	None
LAO	Rene M. Reincke	Vice President, Treasurer and Director	None
LAO	Lesley P. Reinhart	Vice President	None
LAO	Michael D. Reynaert	Senior Vice President	None
LAO	Christopher J. Richardson	Senior Vice President	None
LAO	James Robelotto	Assistant Vice President	None
SNO	Stephanie A. Robichaud	Vice President	None
LAO	Jeffrey J. Robinson	Senior Vice President	None
LAO	Matthew M. Robinson	Senior Vice President	None
LAO	Jennifer R. Rocci	Regional Vice President	None
LAO	Rochelle C. Rodriguez	Senior Vice President	None
LAO	Melissa B. Roe	Senior Vice President	None
LAO	Stephen Ross	Regional Vice President	None
LAO	Thomas W. Rose	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Rome D. Rottura	Senior Vice President	None
IND	Jennah N. Ruddick	Assistant Vice President	None
LAO	Leah O. Ryan	Vice President	None
LAO	William M. Ryan	Senior Vice President	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
SNO	Richard R. Salinas	Vice President	None
LAOW	Erica Salvay	Vice President	None

LAO	Benjamin F. Samuels	Assistant Vice President	None
LAO	Michael C. Santangelo	Regional Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	David E. Saunders II	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Keith A. Saunders	Senior Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
IND	Broderic C. Schoen	Assistant Vice President	None
LAO	Jackson T. Schuette	Regional Vice President	None
LAO	Domenic A. Sciarra	Assistant Vice President	None
LAO	Keon F. Scott	Regional Vice President	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Erin C. Sheehan	Regional Vice President	None
LAO	Puja V. Sheth	Assistant Vice President	None
LAO	Kelly S. Simon	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAOW	Anmol Sinha	Senior Vice President	None
SNO	Julia M. Sisente	Assistant Vice President	None
LAO	Melissa A. Sloane	Senior Vice President	None
LAO	Jason C. Smith	Regional Vice President	None
LAO	Joshua J. Smith	Regional Vice President	None
LAO	Taylor D. Smith	Regional Vice President	None
LAO	Stephanie L. Smolka	Vice President	None
LAO	J. Eric Snively	Senior Vice President	None
LAO	John A. Sobotowski	Assistant Vice President	None
SNO	Chadwick R. Solano	Assistant Vice President	None
LAO	Charles V. Sosa	Vice President	None
LAO	Alexander T. Sotiriou	Vice President	None

LAO	Steven J. Sperry	Assistant Vice President	None
LAO	Margaret V. Steinbach	Senior Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Senior Vice President	None
LAO	Allison M. Straub	Vice President	None
LAO	Valerie B. Stringer	Vice President	None
LAO	Jamie J. Suh	Assistant Vice President	None
LAO	John R. Sulzicki	Vice President	None
LAO	Jack Swigle	Regional Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None
LAO	John B. Thomas	Senior Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Mark D. Thompson	Assistant Vice President	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Ryan D. Tiernan	Senior Vice President	None
LAO	Luke N. Trammell	Senior Vice President	None
LAO	Jordan A. Trevino	Senior Vice President	None
LAO	Michael J. Triessl	Director	None
LAO	Michael Trujillo	Vice President	None
CHO	Polina S. Tsybrovska	Assistant Vice President	None
LAO	Shaun C. Tucker	Senior Vice President	None
IRV	Sean M. Tupy	Vice President	None
SNO	Corey W. Tyson	Regional Vice President	None
IND	Ryan C. Tyson	Assistant Vice President	None
LAO	Jason A. Uberti	Vice President	None
LAO	David E. Unanue	Senior Vice President	None
LAO	John W. Urbanski	Regional Vice President	None
LAO	Veronica Vasquez	Vice President	None

LAO-W	Gerrit Veerman III	Senior Vice President, Capital Group Institutional Investment Services	None
LAO	Cynthia G. Velazquez	Assistant Vice President	None
LAO	Spilios Venetsanopoulos	Senior Vice President	None
LAO	J. David Viale	Senior Vice President	None
LAO	Austin J. Vierra	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert D. Vigneaux III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Julie A. Vogel	Senior Vice President	None
IRV	Thu A. Vu	Assistant Vice President	None
LAO	Adam Waclawsky	Vice President	None
LAO	Jon N. Wainman	Vice President	None
LAO	Hudson Walker	Regional Vice President	None
ATO	Jason C. Wallace	Senior Vice President	None
LAO	Sherrie S. Walling	Vice President	None
LAO	Brian M. Walsh	Senior Vice President	None
LAO	Susan O. Walton	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Justin N. Wang	Regional Vice President	None
IND	Kristen M. Weaver	Vice President	None
LAO	Timothy S. Wei	Vice President	None
LAO	Sheraton Welch	Regional Vice President	None
SNO	Gordon S. Wells	Regional Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Senior Vice President	None
LAO	Gregory D. Williams II	Assistant Vice President	None
LAO	Ashley L. Wilson	Regional Vice President	None
LAO	Jonathan D. Wilson	Regional Vice President	None
LAO	Steven Wilson	Senior Vice President	None
LAO	Steven C. Wilson	Vice President	None

LAO	Anthony J. Wingate	Vice President	None
LAO	Benjamin Wirtshafter	Senior Vice President	None
LAO	Kimberly D. Wood	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Benjamin T. Wooden	Regional Vice President	None
LAO	Jennifer N. Woodward	Assistant Vice President	None
IND	Matthew A. Wooten	Assistant Vice President	None
LAO	Elizabeth D. Yakes	Assistant Vice President	None
NYO	Mila I. Yankova	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Lauren E. Zappia	Regional Vice President	None
LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Heidi H. Zhang	Assistant Vice President	None
NYO	Tanya Zolotarevskiy	Vice President, Capital Group Institutional Investment Services Division	None

__________

HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 18th Floor, Los Angeles, CA 90025
NYO	Business Address, 399 Park Avenue, 34th Floor, New York, NY 10022
SFO	Business Address, One Market Street, Suite 1800, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)       None

Item 33.	Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, 6455 Irvine Center Drive, Irvine, California 92618, and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

       Registrant’s records covering portfolio transactions are maintained and kept by its custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

Item 34.	Management Services

None

Item 35.	Undertakings

n/a

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 26th day of November, 2025.

SMALLCAP World Fund, Inc.

By: /s/ Michael W. Stockton

(Michael W. Stockton, Executive Vice President)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on November 26, 2025, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:

	/s/ Michael W. Stockton	Executive Vice President
Michael W. Stockton

(2)	Principal Financial Officer and
Principal Accounting Officer:
	/s/ Hong T. Le	Treasurer
Hong T. Le

(3)	Directors:

	Joseph J. Bonner*	Director
	Brady L. Enright*	Senior Vice President and Director
	Cecilia V. Estolano*	Director
	John G. Freund*	Chair of the Board (Independent and Non-Executive)
	Yvonne L. Greenstreet*	Director
	Martin E. Koehler*	Director
	Sharon I. Meers*	Director
	Anne-Marie Peterson*	Director
	Kenneth M. Simril*	Director
	Christopher E. Stone*	Director

By*	/s/ Julie E. Lawton
(Julie E. Lawton, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Marusya Rechetnikova

(Marusya Rechetnikova, Counsel)

POWER OF ATTORNEY

I, Joseph J. Bonner, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Carlsbad, CA, on January 1, 2023.

(City, State)

/s/ Joseph J. Bonner

Joseph J. Bonner, Board member

POWER OF ATTORNEY

I, Brady L. Enright, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Francisco, CA, on January 1, 2023.

(City, State)

/s/ Brady L. Enright

Brady L. Enright, Board member

POWER OF ATTORNEY

I, Cecilia V. Estolano, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, on January 1, 2023.

(City, State)

/s/ Cecilia V. Estolano

Cecilia V. Estolano, Board member

POWER OF ATTORNEY

I, John G. Freund, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Funds Global Insight Fund (File No. 333-233375, File No. 811-23468)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	American Funds International Vantage Fund (Fund No. 333-233374, File No. 811-23467)
-	American Funds U.S. Small and Mid Cap Equity Fund (File No. 333-280621, File No. 811-23979)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	Capital Group U.S. Equity Fund (File No. 333-233376, File No. 811-23469)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Emerging Markets Equities Fund, Inc. (File No. 333-74995, File No. 811-04692)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Atherton, CA, on May 6, 2025.

(City, State)

/s/ John G. Freund

John G. Freund, Board member

POWER OF ATTORNEY

I, Yvonne L. Greenstreet, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Philadelphia, PA, on January 1, 2023.

(City, State)

/s/ Yvonne L. Greenstreet

Yvonne L. Greenstreet, Board member

POWER OF ATTORNEY

I, Martin E. Koehler, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	EUPAC Fund (File No. 002-83847, File No. 811-03734)
-	EUPAC Fund
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Berlin, Germany, on May 6, 2025.

(City, State)

/s/ Martin E. Koehler

Martin E. Koehler, Board member

POWER OF ATTORNEY

I, Sharon I. Meers, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Menlo Park, CA, on January 1, 2023.

(City, State)

/s/ Sharon I. Meers

Sharon I. Meers, Board member

POWER OF ATTORNEY

I, Anne-Marie Peterson, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Francisco, CA, on January 1, 2023.

(City, State)

/s/ Anne-Marie Peterson

Anne-Marie Peterson, Board member

POWER OF ATTORNEY

I, Kenneth M. Simril, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Funds U.S. Small and Mid Cap Equity Fund (File No. 333-280621, File No. 811-23979)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	Capital Group U.S. Equity Fund (File No. 333-233376, File No. 811-23469)
-	Emerging Markets Equities Fund, Inc. (File No. 333-74995, File No. 811-04692)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Studio City, California, on May 6, 2025.

(City, State)

/s/ Kenneth M. Simril

Kenneth M. Simril, Board member

POWER OF ATTORNEY

I, Christopher E. Stone, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	American Funds Global Insight Fund (File No. 333-233375, File No. 811-23468)
-	American Funds International Vantage Fund (Fund No. 333-233374, File No. 811-23467)
-	American Funds U.S. Small and Mid Cap Equity Fund (File No. 333-280621, File No. 811-23979)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	EUPAC Fund (File No. 002-83847, File No. 811-03734)
-	EUPAC Fund
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Julie E. Lawton Hong T. Le	Melissa B. Leyva Timothy W. McHale Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Oxford, United Kingdom, on May 6, 2025.

(City, State)

/s/ Christopher E. Stone

Christopher E. Stone, Board member